18017730v8 24740.00144 Execution Version $450,000,000 SIXTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 10, 2025, by and among HAMILTON INSURANCE GROUP, LTD. as Borrower and Account Party, HAMILTON RE, LTD. as Account Party, the Lenders referred to herein and WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent and L/C Agent WELLS FARGO SECURITIES, LLC, TRUIST SECURITIES, INC. and COMMERZBANK AG, NEW YORK BRANCH as Joint Lead Arrangers WELLS FARGO SECURITIES, LLC and TRUIST SECURITIES, INC. as Joint Bookrunners TRUIST BANK as Syndication Agent COMMERZBANK AG, NEW YORK BRANCH as Documentation Agent

TABLE OF CONTENTS

Page

ARTICLE I	DEFINITIONS		1
	Section 1.1	Definitions	1
	Section 1.2	Other Definitions and Provisions	28
	Section 1.3	Accounting Terms	28
	Section 1.4	Rounding	29
	Section 1.5	References to Agreement and Laws	29
	Section 1.6	Times of Day	29
	Section 1.7	Rates	29
	Section 1.8	Divisions	29
ARTICLE II	REVOLVING CREDIT FACILITY		30
	Section 2.1	Loans	30
	Section 2.2	Procedure for Advances of Loans	30
	Section 2.3	Repayment and Prepayment of Loans	31
	Section 2.4	Termination of Revolving Credit Facility	31
ARTICLE III	LETTER OF CREDIT FACILITY		32
	Section 3.1	Syndicated Letters of Credit	32
	Section 3.2	Participated Letters of Credit	34
	Section 3.3	Expiry Date of Letters of Credit	36
	Section 3.4	Obligations Absolute	37
	Section 3.5	Cash Collateralization of Letters of Credit	38
	Section 3.6	Use of Letters of Credit	39
	Section 3.7	The Fronting Bank and L/C Agent	39
ARTICLE IV	GENERAL LOAN PROVISIONS		40
	Section 4.1	Interest	40
	Section 4.2	Notice and Manner of Conversion or Continuation of Loans	41
	Section 4.3	Fees	42
	Section 4.4	Manner of Payment; Recovery of Payments	42
	Section 4.5	Evidence of Indebtedness	43
	Section 4.6	Sharing of Payments by Lenders	44
	Section 4.7	Administrative Agent's Clawback	44
	Section 4.8	Changed Circumstances	45
	Section 4.9	Indemnity	48
	Section 4.10	Increased Costs	48
	Section 4.11	Taxes	49
	Section 4.12	Mitigation Obligations; Replacement of Lenders	53
	Section 4.13	Increase of Commitments	54
	Section 4.14	Permanent Reduction of the Commitments	56
	Section 4.15	Defaulting Lenders	56
	Section 4.16	Provisions Relating to NAIC Qualified Lenders	59
ARTICLE V	CONDITIONS OF CLOSING AND BORROWING		60
	Section 5.1	Conditions to Closing and Initial Extensions of Credit	60
	Section 5.2	Conditions to All Extensions of Credit	62

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18017730v8 24740.00144 TABLE OF CONTENTS (continued) Page -ii- ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES ................ 63 Section 6.1 Organization; Power; Qualification .................................................. 63 Section 6.2 Ownership ......................................................................................... 64 Section 6.3 Authorization; Enforceability ........................................................... 64 Section 6.4 Compliance of Agreement, Loan Documents and Extensions of Credit with Laws, Etc ................................................................... 64 Section 6.5 Compliance with Law; Governmental Approvals ............................ 64 Section 6.6 Tax Returns and Payments ............................................................... 65 Section 6.7 Intellectual Property Matters ............................................................ 65 Section 6.8 Environmental Matters ..................................................................... 65 Section 6.9 Employee Benefit Matters ................................................................ 65 Section 6.10 Margin Stock .................................................................................... 65 Section 6.11 Government Regulation .................................................................... 66 Section 6.12 Financial Statements ......................................................................... 66 Section 6.13 No Material Adverse Change ........................................................... 66 Section 6.14 Solvency ........................................................................................... 66 Section 6.15 Ownership of Properties ................................................................... 66 Section 6.16 Insurance Licenses ............................................................................ 66 Section 6.17 Litigation .......................................................................................... 67 Section 6.18 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions ........................................................................................... 67 Section 6.19 Disclosure ......................................................................................... 67 Section 6.20 Outbound Investment Rules ............................................................. 68 ARTICLE VII AFFIRMATIVE COVENANTS ..................................................................................... 68 Section 7.1 Financial Statements ......................................................................... 68 Section 7.2 Certificates; Other Reports ............................................................... 69 Section 7.3 Notice of Litigation and Other Matters ............................................ 69 Section 7.4 Preservation of Corporate Existence and Related Matters ............... 70 Section 7.5 Maintenance of Property and Licenses ............................................. 70 Section 7.6 Insurance ........................................................................................... 70 Section 7.7 Payment of Taxes and Other Obligations ......................................... 70 Section 7.8 Compliance with Laws and Approvals ............................................. 70 Section 7.9 Environmental Laws ......................................................................... 71 Section 7.10 Compliance with ERISA .................................................................. 71 Section 7.11 Maintenance of Books and Records; Inspection .............................. 71 Section 7.12 Use of Proceeds ................................................................................ 71 Section 7.13 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation; Anti-Money Laundering Laws and Sanctions ........................................................................................... 72 Section 7.14 Further Assurances ........................................................................... 72 ARTICLE VIII NEGATIVE COVENANTS ............................................................................................ 72 Section 8.1 Indebtedness ..................................................................................... 72 Section 8.2 Liens ................................................................................................. 74 Section 8.3 Investments ....................................................................................... 75 Section 8.4 Fundamental Changes....................................................................... 76

18017730v8 24740.00144 TABLE OF CONTENTS (continued) Page -iii- Section 8.5 Asset Dispositions ............................................................................ 76 Section 8.6 Restricted Payments ......................................................................... 77 Section 8.7 Transactions with Affiliates .............................................................. 77 Section 8.8 Accounting Changes; Organizational Documents ............................ 78 Section 8.9 No Further Negative Pledges; Restrictive Agreements .................... 78 Section 8.10 Nature of Business ............................................................................ 79 Section 8.11 Sale Leasebacks ................................................................................ 79 Section 8.12 Financial Strength Rating ................................................................. 79 Section 8.13 Financial Covenants ......................................................................... 80 Section 8.14 Outbound Investment Rules ............................................................. 80 ARTICLE IX DEFAULT AND REMEDIES ......................................................................................... 80 Section 9.1 Events of Default .............................................................................. 80 Section 9.2 Remedies .......................................................................................... 82 Section 9.3 Rights and Remedies Cumulative; Non-Waiver; etc ........................ 83 Section 9.4 Crediting of Payments and Proceeds ................................................ 83 Section 9.5 Administrative Agent May File Proofs of Claim ............................. 84 ARTICLE X THE ADMINISTRATIVE AGENT ................................................................................ 84 Section 10.1 Appointment and Authority .............................................................. 84 Section 10.2 Rights as a Lender ............................................................................ 85 Section 10.3 Exculpatory Provisions ..................................................................... 85 Section 10.4 Reliance by the Administrative Agent .............................................. 86 Section 10.5 Delegation of Duties ......................................................................... 86 Section 10.6 Resignation of Administrative Agent ............................................... 86 Section 10.7 Non-Reliance on Administrative Agent and Other Lenders ............. 87 Section 10.8 No Other Duties, Etc ........................................................................ 88 Section 10.9 Certain ERISA Matters ..................................................................... 88 Section 10.10 Erroneous Payments ......................................................................... 89 ARTICLE XI MISCELLANEOUS ........................................................................................................ 91 Section 11.1 Notices .............................................................................................. 91 Section 11.2 Amendments, Waivers and Consents ............................................... 93 Section 11.3 Expenses; Indemnity......................................................................... 95 Section 11.4 Right of Setoff .................................................................................. 97 Section 11.5 Governing Law; Jurisdiction, Etc ..................................................... 97 Section 11.6 Waiver of Jury Trial ......................................................................... 98 Section 11.7 Reversal of Payments ....................................................................... 99 Section 11.8 Injunctive Relief ............................................................................... 99 Section 11.9 Successors and Assigns; Participations ............................................ 99 Section 11.10 Treatment of Certain Information; Confidentiality ........................ 102 Section 11.11 Performance of Duties .................................................................... 104 Section 11.12 All Powers Coupled with Interest ................................................... 104 Section 11.13 Survival........................................................................................... 104 Section 11.14 Titles and Captions ......................................................................... 104 Section 11.15 Severability of Provisions ............................................................... 104 Section 11.16 Counterparts; Integration; Effectiveness; Electronic Execution ........................................................................................ 104

18017730v8 24740.00144 TABLE OF CONTENTS (continued) Page -iv- Section 11.17 Term of Agreement ........................................................................ 105 Section 11.18 USA PATRIOT Act; Anti-Money Laundering Laws ..................... 105 Section 11.19 Independent Effect of Covenants ................................................... 106 Section 11.20 No Advisory or Fiduciary Responsibility ....................................... 106 Section 11.21 Inconsistencies with Other Documents .......................................... 107 Section 11.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ...................................................................... 107 Section 11.23 Acknowledgment Regarding Any Supported QFCs ....................... 107 Section 11.24 Amendment and Restatement; No Novation .................................. 108 ARTICLE XII GUARANTY ................................................................................................................. 109 Section 12.1 The Guaranty .................................................................................. 109 Section 12.2 Guaranty Unconditional ................................................................. 109 Section 12.3 Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances .................................................................... 110 Section 12.4 Waiver by the Guarantor ................................................................ 110 Section 12.5 Subrogation ..................................................................................... 110 Section 12.6 Stay of Acceleration ....................................................................... 110 Section 12.7 Continuing Guaranty; Assignments ................................................ 111 Section 12.8 Subordination of Other Obligations ............................................... 111 Section 12.9 Additional Guarantors .................................................................... 111

18017730v8 24740.00144 -v- EXHIBITS Exhibit A-1 - Form of Revolving Credit Note Exhibit A-2 - Form of Syndicated Letter of Credit Exhibit B - Form of Notice of Borrowing Exhibit C - Form of Notice of Account Designation Exhibit D - Form of Notice of Prepayment Exhibit E - Form of Notice of Conversion/Continuation Exhibit F - Form of Officer’s Compliance Certificate Exhibit G - Form of Assignment and Assumption Exhibit H-1 - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Lenders) Exhibit H-2 - Form of U.S. Tax Compliance Certificate (Non-Partnership Foreign Participants) Exhibit H-3 - Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships) Exhibit H-4 - Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships) Exhibit I Form of Confirming Lender Agreement Exhibit J - Form of Lender Joinder Agreement SCHEDULES Schedule 1.1 - Commitments and Ratable Shares Schedule 6.2 - Subsidiaries and Capitalization Schedule 6.13 - Material Adverse Changes Schedule 8.1 - Existing Indebtedness Schedule 8.2 - Existing Liens Schedule 8.3 - Existing Investments Schedule 8.5 - Asset Dispositions

18017730v8 24740.00144 1 SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 10, 2025, by and among HAMILTON INSURANCE GROUP, LTD., an exempted company incorporated under the laws of Bermuda, as Borrower and Account Party, HAMILTON RE, LTD., an exempted company limited by shares incorporated under the laws of Bermuda, and registered as a Class 4 insurer under the Insurance Act 1978 of Bermuda, as Account Party, the lenders who are party to this Agreement and the lenders who may become a party to this Agreement pursuant to the terms hereof, as Lenders, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders. STATEMENT OF PURPOSE Reference is made to the Fifth Amended and Restated Letter of Credit Agreement, dated June 23, 2022 (as amended prior to the date hereof, the “Existing Agreement”), among the Account Parties, the lenders party thereto and the Administrative Agent, providing for a revolving credit facility and letter of credit facility for the account of the Account Parties. The Account Parties wish to amend and restate the Existing Agreement in order to, among other things, increase the principal amount and extend the maturity of the revolving credit facility and letter of credit facility. The Administrative Agent and the Lenders have agreed to amend and restate the Existing Agreement and to make available such credit facilities to the Account Parties, subject to the terms and conditions set forth in this Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below: “Account Parties” means, collectively, Hamilton Re and the Borrower and “Account Party” means either of them individually. “Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Credit Party or any of its Subsidiaries (a) acquires any business or all or substantially all of the assets of any Person, or division thereof, whether through purchase of assets, merger, amalgamation or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of members of the board of directors or the equivalent governing body (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Additional Guarantor” has the meaning set forth in Section 12.9.

18017730v8 24740.00144 2 “Additional Lender” has the meaning assigned thereto in Section 4.13(a). “Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 10.6. “Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 11.1(c). “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” has the meaning assigned thereto in Section 11.1(e)(ii). “Agreement” means this Sixth Amended and Restated Credit Agreement. “A.M. Best” means A.M. Best Company, Inc. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. “Anti-Money Laundering Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to a Credit Party or its Subsidiaries related to terrorism financing or money laundering, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of Governmental Authorities and all orders and decrees of all courts and arbitrators. “Applicable Margin” means the corresponding percentages per annum as set forth below based on the Issuer Default Rating of Borrower pursuant to the following grid: Pricing Level Issuer Default Rating Commitment Fee Letter of Credit Fees Applicable Margin for SOFR Loans Applicable Margin for Base Rate Loans I > A - 0.150% 1.125% 1.375% 0.375% II BBB+ 0.175% 1.250% 1.500% 0.500% III BBB 0.225% 1.375% 1.625% 0.625% IV ≤ BBB- or unrated 0.275% 1.625% 1.750% 0.750%

18017730v8 24740.00144 3 Each change in the Applicable Margin resulting from a publicly announced change in the Issuer Default Rating of Borrower shall be effective on the date on which the relevant change in such rating is first announced by Fitch. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means, collectively, Wells Fargo Securities, LLC, Truist Securities, Inc. and Commerzbank AG, New York Branch, in their capacities as the joint lead arrangers. “Asset Disposition” means the sale, transfer, license, lease or other disposition of any Property (including any disposition of Equity Interests or any disposition by way of a division or plan of division or otherwise) by any Credit Party or any Subsidiary thereof, and any issuance of Equity Interests by any Subsidiary of the Borrower to any Person that is not a Credit Party or any Subsidiary thereof. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.9), and accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form approved by the Administrative Agent. “Availability Period” means the period from and including the Closing Date to, but not including, the Commitment Termination Date. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.8(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (i) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (ii) with respect to the United Kingdom, the U.K. Bail-In Legislation. “Bankruptcy Code” means 11 U.S.C. §§ 101 et seq. “Barclays Agreement” means that certain Letter of Credit Facility Agreement originally dated as of November 7, 2019, as amended and restated on July 2, 2020, November 4, 2020, November 3, 2021, November 1, 2022, October 27, 2023 and October 28, 2024, between the Borrower, Hamilton Re, HCML, HCMIV, Barclays Bank PLC, as agent and security agent, and certain other financial institutions, as amended, renewed, extended, refinanced or replaced from time to time. “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) Adjusted Term SOFR for a one-month tenor in effect on such day plus 1.00%; each change

18017730v8 24740.00144 4 in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Adjusted Term SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than 1.00%. “Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 4.1. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.8(c)(i). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then- prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then- prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

18017730v8 24740.00144 5 For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c)(i) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.8(c)(i). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form

18017730v8 24740.00144 6 and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” means Hamilton Insurance Group, Ltd., an exempted company incorporated under the laws of Bermuda. “Borrower Materials” has the meaning assigned thereto in Section 11.1(e)(i). “Borrower’s Shareholders Agreement” means that certain Shareholders Agreement, dated as of November 14, 2023, by and among the Borrower and the other parties thereto, as amended, restated, amended and restated or replaced from time to time. All references in this Agreement to any definition, section or any other provision of the Borrower’s Shareholders Agreement shall be deemed to refer to the Borrower’s Shareholders Agreement as in effect on the date hereof and any amendments thereto made in accordance with Section 8.8(b) hereof. “Business Day” means any day that (a) is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and (b) is not a day on which commercial banks in Charlotte, North Carolina, Hamilton, Bermuda or New York, New York, are closed. “Cash Collateral Account” has the meaning assigned thereto in Section 3.5(a). “Cash Collateralize” means, to pledge and deposit with, or deliver to, the Administrative Agent, for the benefit of the Lenders as collateral for (i) Letter of Credit Exposure or (ii) obligations of the Lenders to fund participations in respect of Participated Letters of Credit, as applicable, cash or deposit account balances pursuant to Section 3.5. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within one hundred twenty (120) days from the date of acquisition thereof, (b) commercial paper maturing no more than one hundred twenty (120) days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s, (c) certificates of deposit maturing no more than one hundred twenty (120) days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of “A” or better by a nationally recognized rating agency; provided that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder.

18017730v8 24740.00144 7 “Change in Control” means an event or series of events by which: (a) at any time, the Borrower shall fail to own, directly or indirectly, 100% of the Equity Interests of Hamilton Re; or (b) any Person or group of Persons (other than any Relevant Holder) acting in concert gains control of the Borrower. For purposes of paragraph (b) above, “control” means (i) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to: (A) cast, or control the casting of, more than 50% of the votes that might be cast at a general meeting of the Borrower; or (B) appoint or remove all, or the majority, of the directors or other equivalent officers of the Borrower; or (C) give directions with respect to the management, operating and financial policies of the Borrower which the directors or other equivalent officers of the Borrower are obliged to comply with; or (ii) the holding of more than 50% of the Equity Interests of the Borrower (excluding any part of the Equity Interests that carries no right to participate beyond a specified amount in a distribution of either profits or capital). For purposes of paragraph (b) above “acting in concert” means, a group of Persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them, either directly or indirectly, of shares in the Borrower, to obtain or consolidate control of the Borrower. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, implemented or issued. “Closing Date” means the date of this Agreement. “Code” means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder. “Commitment” means, as to any Lender, the obligation of such Lender to make Loans to the Borrower, and to issue Syndicated Letters of Credit and purchase participations in Participated Letters of Credit for the account of any Account Party (or any of its Subsidiaries), hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The Commitment of each Lender on the Closing Date is set forth opposite the name of such Lender on Schedule 1.1 and the aggregate amount of the Commitments on the Closing Date is $450,000,000. “Commitment Fee” has the meaning assigned thereto in Section 4.3(b). “Commitment Increase” has the meaning assigned thereto in Section 4.13(a).

18017730v8 24740.00144 8 “Commitment Increase Date” has the meaning assigned thereto in Section 4.13(c). “Commitment Termination Date” means the earliest to occur of (a) June 9, 2028, (b) the date of termination of the entire Commitments by the Borrower pursuant to Section 4.14, and (c) the date of termination of the Commitments pursuant to Section 9.2(a). “Confirming Lender” means, with respect to any Non-NAIC Qualified Lender, any other financial institution which is listed on the NAIC Qualified Institution List that has agreed, by delivery of a confirming lender agreement in substantially the form of Exhibit I (a “Confirming Lender Agreement”), that such other financial institution will itself honor the obligations of such Non-NAIC Qualified Lender in respect of a draft complying with the terms of a Syndicated Letter of Credit as if, and to the extent, such other financial institution were the Issuing Lender originally named on such Syndicated Letter of Credit. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 4.9 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Indebtedness” means, as of any date of determination with respect to the Borrower and its Subsidiaries on a consolidated basis without duplication, the sum of all Indebtedness of the Borrower and its Subsidiaries; provided, however, that (a) Indebtedness which is subject to a Permitted Security, (b) undrawn letters of credit issued (1) under this Agreement to support any Credit Party’s and its Subsidiaries’ insurance obligations, obligations under reinsurance agreements and retrocession agreements and similar risk obligations, (2) under any other letter of credit facility permitted under Section 8.1(c)(i) or (3) for the purpose of providing Funds at Lloyd’s and (c) Indebtedness of any Excluded Subsidiary, in each case, shall be excluded from Consolidated Indebtedness to the extent such Indebtedness is also excluded from “Debt” under the corresponding “Debt to Consolidated Total Capitalisation” ratio in the Barclays Agreement (and in the event the Barclays Agreement (or any replacement thereof) is no longer in effect, all such Indebtedness shall be excluded from Consolidated Indebtedness). “Consolidated Net Income” means, for any period, an amount equal to the consolidated net income of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) for such period. “Consolidated Tangible Net Worth” means, as of any date of determination, the total shareholders’ equity of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), less (a) any minority interest in Subsidiaries, including for the avoidance of doubt, the aggregate principal

18017730v8 24740.00144 9 amount of all outstanding preferred Equity Interests (including without limitation trust preferred securities) of the Group, (b) (to the extent included) any amount shown in respect of goodwill arising only on consolidation or other intangible assets of the Group (including for this purpose syndicate participations) and interests of non-members of the Group in the Borrower’s Subsidiaries, and (c) any Disqualified Equity Interests. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Covered Party” has the meaning assigned thereto in Section 11.23(a). “Credit Facility” means, collectively, the Revolving Credit Facility and the L/C Facility. “Credit Parties” means, collectively, the Borrower, each Account Party and each Guarantor. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default. “Defaulting Lender” means, subject to Section 4.15(c), any Lender that (a) has failed to (i) fund all or any portion of the Loans or participations in Letters of Credit required to be funded by it hereunder within two Business Days of the date such Loans or participations were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Agent, the Fronting Bank or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Fronting Bank or the L/C Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to

18017730v8 24740.00144 10 reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 4.15(c)) upon delivery of written notice of such determination to the Borrower, the L/C Agent, the Fronting Bank, and each Lender. “Disqualified Equity Interests” means, with respect to any Person, any Equity Interests of such Person that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition: (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full in cash of the Loans and all other Obligations (other than contingent indemnification obligations not then due) and the termination of the Commitments), (b) are redeemable at the option of the holder thereof or may become redeemable following the holder’s exercise of any liquidity or similar rights (other than any redemption solely for Qualified Equity Interests) except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full in cash of the Loans and all other Obligations ((other than contingent indemnification obligations not then due) and the termination of the Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash, or (d) are or become convertible into, or exchangeable for, Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case of clauses (a) through (d), prior to the date that is 91 days after the latest scheduled maturity date of the Loans and Commitments; provided that if any such Equity Interests are issued pursuant to a plan for the benefit of the Borrower or its Subsidiaries or by any such plan to such officers or employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, death or disability. “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

18017730v8 24740.00144 11 “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.9 (subject to such consents, if any, as may be required under Section 11.9). Notwithstanding the foregoing, unless otherwise agreed by the Borrower, a Person must be a NAIC Qualified Lender to qualify as an Eligible Assignee. “Employee Benefit Plan” means (a) any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained for employees of any Credit Party or any ERISA Affiliate or (b) any Pension Plan or Multiemployer Plan. “Engagement Letter” means that certain Engagement Letter dated as of May 8, 2025 between Hamilton Re, the Borrower, Wells Fargo Securities, LLC and Wells Fargo. “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from hazardous materials or arising from alleged injury or threat of injury to public health or the environment. “Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, standards and regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of public health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of hazardous materials. “Equity Interests” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder. “ERISA Affiliate” means any Person who together with any Credit Party or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b) or (c) of the Code or Section 4001(b) of ERISA or, solely for purposes of Section 412 of the Code, Section 414(m) or (o) of the Code. “Erroneous Payment” has the meaning assigned thereto in Section 10.10. “Erroneous Payment Deficiency Assignment” has the meaning assigned thereto in Section 10.10. “Erroneous Payment Return Deficiency” has the meaning assigned thereto in Section 10.10.

18017730v8 24740.00144 12 “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time. “Event of Default” means any of the events specified in Section 9.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied. “Evergreen Letter of Credit” has the meaning assigned thereto in Section 3.3. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Subsidiaries” means, collectively, any Subsidiary whether or not existing on the Closing Date which is a special purpose, bankruptcy remote, Subsidiary of the Borrower which is formed for the sole purpose of operating as a reinsurance sidecar, provided that (i) such Subsidiary is not included in the consolidated financial statements of the Borrower, (ii) any Indebtedness of such Subsidiary is nonrecourse to the Borrower and its other Subsidiaries and (iii) such Subsidiary does not own any Insurance Subsidiary, and “Excluded Subsidiary” means any of them individually. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having an office or fixed place of business or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 4.12(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 4.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.11(g) and (d) any United States federal withholding Taxes imposed under FATCA. “Existing Agreement” has the meaning set forth in the “Statement of Purpose” section of this Agreement. “Existing Letter of Credit” means each letter of credit issued and outstanding under the Existing Agreement as of the Closing Date and continued under this Agreement as a Letter of Credit issued hereunder. “Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Loans made by such Lender then outstanding and (ii) such Lender’s Letter of Credit Exposure at such time, or (b) the making of any Loan or issuance or participation in any Letter of Credit by such Lender, as the context requires. “FATCA” means (a) Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code, (b) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction with the purpose (in either case) of facilitating the implementation

18017730v8 24740.00144 13 of (a) above, or (c) any agreement pursuant to the implementation of paragraphs (a) or (b) above with the IRS, the United States government or any governmental or taxation authority in the United States. “FDIC” means the Federal Deposit Insurance Corporation. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement. “Final Expiry Date” means the date when the Final Maturity Date has occurred, all Letters of Credit have expired or terminated and all Obligations owing hereunder and in the other Loan Documents have been paid in full. “Final Maturity Date” means the first anniversary of the Commitment Termination Date. “Financial Officer” means, as to any Person, the chief executive officer, chief financial officer, controller, chief accounting officer, or treasurer of such Person or any other person authorized by the Credit Parties and reasonably acceptable to the Administrative Agent; provided that, to the extent requested thereby, the Administrative Agent shall have received a certificate of such Person certifying as to the incumbency and genuineness of the signature of each such officer. Any document delivered hereunder or under any other Loan Document that is signed by a Financial Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Person and such Financial Officer shall be conclusively presumed to have acted on behalf of such Person. “Financial Strength Rating” means, as to any Person, the rating that has been most recently announced by A.M. Best as the “financial strength rating” of such Person. “Fiscal Year” means the fiscal year of the Borrower and its Subsidiaries. “Fitch” means Fitch Ratings, Inc. “Floor” means a rate of interest equal to 0.0%. “Foreign Lender” means a Lender that is resident or organized under the laws of a jurisdiction other than the United States, each State thereof or the District of Columbia. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Bank” means (a) any Lender (acting directly or through an Affiliate) that delivers an instrument in form and substance satisfactory to the Account Parties and the Administrative Agent whereby such Lender (or its Affiliate) agrees, in its sole discretion, to act as a “Fronting Bank” hereunder for Participated Letters of Credit and (b) Wells Fargo, in its capacity as fronting bank for any Non-NAIC Qualified Lender pursuant to Section 4.16. Each reference herein to “Fronting Bank” shall refer to the applicable Fronting Bank, each Fronting Bank or the Fronting Banks, as the context may require.

18017730v8 24740.00144 14 “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “Funds at Lloyd’s” means those funds which must be lodged with Lloyd’s by its underwriting members as security to support their underwriting business at Lloyd’s for the forthcoming year. Such Funds at Lloyd’s are provided in the forms prescribed in paragraph 16 of the Membership Bylaw (No. 5 of 2005). “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Group” means the Borrower and its Subsidiaries from time to time, excluding the Excluded Subsidiaries. “Group Own FAL” means in relation to any member of the Group, such part of its Funds at Lloyd’s as is provided or otherwise supported by such member of the Group or by any other member of the Group by way of cash and/or investments and/or covenant and charge or (except for letters of credit or guarantees issued by a third party) otherwise as permitted by Lloyd’s from time to time (which shall be valued by Lloyd’s in accordance with Lloyd’s usual practice). “Guarantor” means the Borrower and each Additional Guarantor. “Guaranty” means the undertakings by the Guarantor and any Additional Guarantor under Article XII. “Hamilton Re” means Hamilton Re, Ltd., an exempted company limited by shares incorporated under the laws of Bermuda, and registered as a Class 4 insurer under the Insurance Act 1978 of Bermuda. “HCML” means Hamilton Corporate Member Limited, a company organized under the laws of England & Wales. “HCMIV” means Hamilton Corporate Member IV Limited, a company organized under the laws of England & Wales. “Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap

18017730v8 24740.00144 15 transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement. “Hedge Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender). “Illegality Notice” has the meaning assigned thereto in Section 4.8(b). “Increasing Lender” has the meaning assigned thereto in Section 4.13(a). “Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; (c) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current ordinary course trade accounts payable, deferred compensation and any purchase price adjustment, earn-out, contingent payment or deferred payment of a similar nature incurred in connection with an acquisition); (d) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by such Person whether or not the Indebtedness secured thereby has been assumed, provided that the amount of Indebtedness of such Person shall be the lesser of (i) the fair market value of such property at such date of determination (determined in good faith by the Borrower) and (ii) the amount of such Indebtedness of such other Person; (e) all guarantees by such Person of Indebtedness of others; (f) all capital lease and finance lease obligations of such Person; (g) all obligations of such Person under transactions in capital market products; (h) all reimbursement obligations of such Person in respect of drawn letters of credit, letters of guaranty, bankers’ acceptances and similar credit transactions; (i) the face amount of all undrawn letters of credit issued under the Barclays Agreement;

18017730v8 24740.00144 16 (j) any Indebtedness of a partnership in which such Person is a general partner unless such Indebtedness is nonrecourse to such Person; (k) all contingent liabilities of such Person in connection with the foregoing, except for the undrawn amount of letters of credit issued under credit facilities entered into by the Borrower or any of its Subsidiaries in support of the regulatory obligations of such Subsidiaries under its reinsurance or retrocession arrangements; and (l) all obligations of such Person in respect of Disqualified Equity Interests. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning assigned thereto in Section 11.3(b). “Information” has the meaning assigned thereto in Section 11.10. “Insurance Regulatory Authority” means, with respect to any Subsidiary of the Borrower, the insurance department or similar Governmental Authority charged with regulating insurance companies or insurance holding companies, in its jurisdiction of domicile and, to the extent that it has regulatory authority over such Insurance Subsidiary, in each other jurisdiction in which such Insurance Subsidiary conducts business or is licensed to conduct business. “Insurance Subsidiary” means any Subsidiary of the Borrower the ability of which to pay dividends is regulated by an Insurance Regulatory Authority or that is otherwise required to be regulated thereby in accordance with the applicable law of its jurisdiction of domicile. “Interest Period” means, as to any SOFR Loan, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date one (1) or three (3) months thereafter, in each case as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation and subject to availability; provided that: (a) the Interest Period shall commence on the date of advance of or conversion to any SOFR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires; (b) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; (d) no Interest Period shall extend beyond the Commitment Termination Date; (e) there shall be no more than five (5) Interest Periods in effect at any time; and

18017730v8 24740.00144 17 (f) no tenor that has been removed from this definition pursuant to Section 4.8(c)(iv) shall be available for specification in any Notice of Borrowing or Notice of Conversion/Continuation. “Investment” means, with respect to any Person, that such Person (a) purchases, owns, invests in or otherwise acquires (in one transaction or a series of transactions), directly or indirectly, any Equity Interests, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Subsidiary), evidence of Indebtedness or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, (b) makes any Acquisition or (c) makes or permits to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of Property in, any Person. “Investment Company Act” means the Investment Company Act of 1940 (15 U.S.C. § 80(a)(1), et seq.). “IRS” means the United States Internal Revenue Service. “issue” means, with respect to any Letter of Credit, to issue, to amend or to extend the expiry of, or to renew or increase the Stated Amount of, such Letter of Credit; and the terms “issued”, “issuing” and “issuance” have correlative meanings. “Issuer Default Rating” means, as to any Person, the rating that has been most recently announced by Fitch as the “long term issuer default rating” of such Person. “Issuing Lender” means (i) with respect to any Participated Letter of Credit, the Fronting Bank and (ii) with respect to any Syndicated Letter of Credit, the Lenders who have issued such Syndicated Letter of Credit. “L/C Advance” has the meaning assigned thereto in Section 3.2(d)(i). “L/C Agent” means Wells Fargo, in such capacity. “L/C Disbursement” means (i) with respect to any Participated Letter of Credit, any payment made by the Fronting Bank pursuant thereto and (ii) with respect to any Syndicated Letter of Credit, any payment made by an Issuing Lender pursuant thereto. “L/C Facility” means the letter of credit facility established pursuant to ARTICLE III (including any increase in such letter of credit facility pursuant to Section 4.13). “Lender” means the Persons listed on Schedule 1.1 and any other Person that shall have become a party to this Agreement as a Lender pursuant to an Assignment and Assumption or Section 4.13, other than any Person that ceases to be a party hereto as a Lender pursuant to an Assignment and Assumption. “Lender Joinder Agreement” means a joinder agreement in the form of Exhibit J. “Lender-Related Person” has the meaning assigned thereto in Section 11.3(b). “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit, which office may, to the extent the applicable Lender notifies the Administrative Agent in writing, include an office of any Affiliate of such Lender or any domestic or foreign branch of such Lender or Affiliate.

18017730v8 24740.00144 18 “Letter of Credit Exposure” means, at any time for each Lender, the sum of such Lender’s Participated Letter of Credit Exposure and Syndicated Letter of Credit Exposure. “Letter of Credit Fee” has the meaning assigned thereto in Section 4.3(c). “Letters of Credit” means the collective reference to letters of credit issued pursuant to ARTICLE III. “Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any Letter of Credit Notice therefor and any other applications, agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit. “Letter of Credit Notice” means a Syndicated Letter of Credit Notice or a Participated Letter of Credit Notice, as the context requires. “Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital or finance lease obligation or other title retention agreement relating to such asset. “Lloyd’s” means the society incorporated by Lloyd’s Act 1871 by the name of Lloyd’s. “Loan” means any revolving loan made to the Borrower pursuant to Section 2.1, and all such loans collectively as the context requires. “Loan Documents” means, collectively, this Agreement, each Revolving Credit Note, the Letter of Credit Documents, the Engagement Letter (solely with respect to the annual administrative agent fee and the fronting fee described therein), and each other document, instrument, certificate and agreement executed and delivered by the Credit Parties or any of their respective Subsidiaries in favor of or provided to the Administrative Agent in connection with this Agreement or otherwise referred to herein or contemplated hereby. “Material Adverse Effect” means, with respect to the Borrower and its Subsidiaries, taken as a whole, (a) a material adverse effect on the operations, business, properties or financial condition of such Persons, taken as a whole, (b) a material impairment of the ability of any such Person to perform its payment and collateral obligations under the Loan Documents to which it is a party, (c) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document or (d) an impairment of the legality, validity, binding effect or enforceability against any Credit Party of any material provision of any Loan Document to which it is a party. “Material Subsidiaries” means, collectively, each Subsidiary that is a Credit Party and each other Subsidiary that is a “significant subsidiary” as such term is defined in Regulation S-X. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA that is subject to Title IV of ERISA and to which any Credit Party or any ERISA Affiliate is making, or is

18017730v8 24740.00144 19 accruing an obligation to make, or has accrued an obligation to make contributions within the preceding seven (7) years. “NAIC” means the National Association of Insurance Commissioners and any successor thereto. “NAIC Qualified Institution List” has the meaning assigned thereto in the definition of “NAIC Qualified Lender.” “NAIC Qualified Lender” means, at any time, any Lender listed on the “NAIC List of Qualified U.S. Financial Institutions” maintained by the securities valuation office of the NAIC as issuers of letters of credit for which reinsurance reserve credit can be given (the “NAIC Qualified Institution List”) at such time and acting through the legal entity so listed. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.2 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extension Notice Date” has the meaning assigned thereto in Section 3.3. “Non-NAIC Qualified Lender” means, at any time, any Lender that is not a NAIC Qualified Lender at such time. “Notice of Account Designation” has the meaning assigned thereto in Section 2.2(b). “Notice of Borrowing” has the meaning assigned thereto in Section 2.2(a). “Notice of Conversion/Continuation” has the meaning assigned thereto in Section 4.2. “Notice of Non-Extension” has the meaning assigned thereto in Section 3.3. “Notice of Prepayment” has the meaning assigned thereto in Section 2.3(c). “Obligations” means all principal of, and interest (including interest and fees accruing after the filing of a petition or commencement of a case by or with respect to any Credit Party seeking relief under any applicable Debtor Relief Laws, whether or not the claim for such interest and fees is allowed in such proceeding) on, the Loans and Reimbursement Obligations and all fees, expenses, indemnities, liabilities, financial accommodations, covenants, duties and other obligations owing, due or payable at any time by any Credit Party to the Administrative Agent, the L/C Agent, any Issuing Lender, any Lender or any other Person entitled thereto, under this Agreement or any of the other Loan Documents, in each case whether direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, and whether existing by contract, operation of law or otherwise. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Officer’s Compliance Certificate” means a certificate of a Financial Officer of the Borrower substantially in the form attached as Exhibit F. “Organizational Documents” means, (a) with respect to any corporation (or comparable foreign entity), the certificate or articles of incorporation, the bylaws and any shareholders’ agreement (or

18017730v8 24740.00144 20 equivalent or comparable constitutive documents); (b) with respect to any limited liability company (or comparable foreign entity), the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.12). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq. “Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. “Participant” has the meaning assigned thereto in Section 11.9(d). “Participant Register” has the meaning assigned thereto in Section 11.9(d). “Participated Letter of Credit Exposure” means, at any time for each Lender, such Lender’s Ratable Share of the sum of (i) the aggregate Stated Amount of all outstanding Participated Letters of Credit and (ii) the aggregate amount of all outstanding Reimbursement Obligations with respect to Participated Letters of Credit at such time. “Participated Letters of Credit” means Letters of Credit issued by the Fronting Bank under Section 3.2. “PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “Payment Recipient” has the meaning assigned thereto in Section 10.10. “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency.

18017730v8 24740.00144 21 “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained, funded or administered for the employees of any Credit Party or any ERISA Affiliate or (b) has at any time within the preceding seven (7) years been maintained, funded or administered for the employees of any Credit Party or any current or former ERISA Affiliates. “Permitted Liens” means the Liens permitted pursuant to Section 8.2. “Permitted Security” means: (a) any mortgage, charge, pledge, lien or other security interest which: (i) is entered into in the ordinary course of business of the Borrower or any of its Subsidiaries and which secure the obligations of the Borrower (or any of its Subsidiaries) under: (A) certain insurance, reinsurance or retrocession arrangements to which the Borrower (or any of its Subsidiaries) is at any time a party; or (B) certain working capital facilities or letter of credit facilities, including where provided for the purpose of Funds at Lloyd’s or in connection with securing obligations owed by the Borrower (or any of its Subsidiaries) under, or entered into in accordance with any applicable legal or regulatory requirement that applies in respect of, a reinsurance or retrocession arrangement to which the Borrower (or any of its Subsidiaries) is at any time a party, including any Syndicate Arrangements, provided that, (A) the aggregate amount of such Permitted Security under this clause (i) (measured, as to each such Permitted Security permitted under this clause (i), as the greater of the amount secured by such Permitted Security and the fair market value at such time of the assets subject to such Permitted Security) shall not, when added to the aggregate amount of all Permitted Security (measured as set forth in this clause (i) above and without double- counting) incurred pursuant to clauses (i)-(iii) inclusive, of this definition, exceed at any time $750,000,000 (the “Permitted Security Cap”) at the time of incurrence of any new Permitted Security under this clause (i) and (B) immediately after giving effect to the incurrence of any Permitted Security pursuant to this clause (i), no Event of Default shall have occurred and be continuing; (ii) is in favor of a custodian or sub-custodian and is granted in respect of the payment of its fees, costs and/or expenses, or its right to be indemnified, pursuant to the terms of a custody agreement or sub-custodian agreement under which any of the assets of the Borrower or any of its Subsidiaries are held; (iii) is entered into with the prior approval of the Administrative Agent and the Required Lenders; or (iv) is granted in favor of Lloyd’s and comprises Group Own FAL or is used to secure Group Own FAL. For the avoidance of doubt, Group Own FAL shall not be counted towards the Permitted Security Cap identified in subsection (a)(i) above. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

18017730v8 24740.00144 22 “Platform” means Debt Domain, Intralinks, SyndTrak or a substantially similar electronic transmission system. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Equity Interests. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests. “Ratable Share” of any amount means, at any time for each Lender, a percentage obtained by dividing such Lender’s Commitment at such time by the aggregate Commitments then in effect or, if the Commitment Termination Date has occurred, the Ratable Share of each Lender shall be determined by dividing such Lender’s outstanding Extensions of Credit by the aggregate of all outstanding Extensions of Credit as of any date of determination. The Ratable Share of each Lender on the Closing Date is set forth opposite the name of such Lender on Schedule 1.1. “Recipient” means (a) the Administrative Agent, (b) any Lender or Issuing Lender or (c) the Fronting Bank, as applicable. “Register” has the meaning assigned thereto in Section 11.9(c). “Reimbursement Obligation” means the obligation of the applicable Account Party to reimburse the applicable Issuing Lenders for any payment made by such Issuing Lenders under, or in respect of, any Letter of Credit, together with interest thereon payable as provided herein. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York or any successor thereto. “Relevant Holder” means, as of any date of determination, (a) David Siegel and John Overdeck, any of their respective family members and any trusts, family limited partnerships, limited liability companies, or other similar entities created for the benefit of the Persons described in this clause (a) (including Sango Hoken Holdings, LLC and Hopkins Holdings, LLC) or any Affiliates of any of the foregoing and (b) BSOF Master Fund L.P. and any of its Affiliates and funds or partnerships managed or advised by Blackstone Alternative Solutions L.L.C. or any of its Affiliates but not including, however, any portfolio company of any of the foregoing. “Removal Effective Date” has the meaning assigned thereto in Section 10.6(b).

18017730v8 24740.00144 23 “Required Lenders” means, at any time, Lenders having Total Credit Exposure representing more than fifty percent (50%) of the Total Credit Exposure of all Lenders. The Total Credit Exposure of (i) any Defaulting Lender and (ii) any Lender that ceases to be a NAIC Qualified Lender (unless such Lender has in effect a Confirming Lender Agreement with a Person which is listed on the NAIC Qualified Institution List to act as a Confirming Lender in accordance with Section 4.16), in each case, shall be disregarded in determining Required Lenders at any time. “Resignation Effective Date” has the meaning assigned thereto in Section 10.6(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, general counsel, assistant secretary, treasurer or assistant treasurer of such Person or any other officer of such Person designated in writing by the Credit Parties and reasonably acceptable to the Administrative Agent; provided that, to the extent requested thereby, the Administrative Agent shall have received a certificate of such Person certifying as to the incumbency and genuineness of the signature of each such officer. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person. “Restricted Payment” means any dividend on, or the making of any payment or other distribution on account of, or the purchase, redemption, retirement or other acquisition (directly or indirectly) of, or the setting apart assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Equity Interests of any Credit Party or any Subsidiary thereof, or the making of any distribution of cash, property or assets to the holders of any Equity Interests of any Credit Party or any Subsidiary thereof on account of such Equity Interests. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Loans and such Lender’s Letter of Credit Exposure at such time. “Revolving Credit Facility” means the revolving credit facility established pursuant to ARTICLE II (including any increase in such revolving credit facility pursuant to Section 4.13). “Revolving Credit Note” means a promissory note made by the Borrower in favor of a Lender evidencing the Loans made by such Lender, substantially in the form attached as Exhibit A-1, and any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part, to the extent requested in accordance with Section 4.5. “Revolving Credit Sublimit” means, at any time, the lesser of (a) $150,000,000 as such amount may be increased pursuant to Section 4.13(f), and (b) the aggregate amount of the Commitments at such time. “S&P” means Standard & Poor’s Rating Service, a division of S&P Global Inc. and any successor thereto. “Sanctioned Country” means at any time, a country, territory or region which is itself the subject or target of any Sanctions.

18017730v8 24740.00144 24 “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including, without limitation, OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority with jurisdiction over any Lender, the Borrower or any of its Subsidiaries or Affiliates, (b) any Person operating, located, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise the subject of Sanctions. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority with jurisdiction over any Lender, the Borrower or any of its Subsidiaries or Affiliates. “Securities Act” means the Securities Act of 1933 (15 U.S.C. § 77 et seq.). “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Term SOFR as provided in Section 4.1(a). “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Stated Amount” means, with respect to any Letter of Credit at any time, the aggregate amount available to be drawn thereunder at such time (regardless of whether any conditions for drawing could then be met). “Subordinated Indebtedness” means the collective reference to any Indebtedness incurred by the Borrower or any of its Subsidiaries that is subordinated in right and time of payment to the Obligations on terms and conditions satisfactory to the Administrative Agent. “Subsidiary” means as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Equity Interests having ordinary

18017730v8 24740.00144 25 voting power to elect a majority of the board of directors (or equivalent governing body) or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) or the management is otherwise controlled by (directly or indirectly) such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of the Borrower. “Syndicate Arrangement” means any arrangement (whether pursuant to guarantees, letters of credit or otherwise) entered into by a managing agent at Lloyd’s on behalf of HCML or HCMIV, together with the other members of a syndicate with respect to financing or reinsurance for the purposes of or in connection with the underwriting business carried on by all such members of that syndicate. “Syndicated Letter of Credit” means Letters of Credit issued severally by the Lenders under Section 3.1. “Syndicated Letter of Credit Exposure” means, at any time for each Lender, such Lender’s Ratable Share of the sum of (i) the aggregate Stated Amount of all outstanding Syndicated Letters of Credit and (ii) the aggregate amount of all outstanding Reimbursement Obligations in respect of Syndicated Letters of Credit at such time. “Syndicated Letter of Credit Notice” has the meaning assigned thereto in Section 3.1(b). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, fines, additions to tax or penalties applicable thereto. “Term Loan Agreement” means the Amended and Restated Term Loan Credit Agreement, dated as of June 10, 2025, by and among the Borrower, the lenders party thereto, and Wells Fargo, as administrative agent, as amended, renewed or extended from time to time. “Term SOFR” means, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time)

18017730v8 24740.00144 26 on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day. “Term SOFR Adjustment” means, a percentage equal to 0.10% per annum. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or would reasonably be expected to result in liability of any Credit Party: (a) a “reportable event” described in Section 4043 of ERISA for which the thirty (30) day notice requirement has not been waived by the PBGC, or (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303(k) of ERISA, or (g) the determination that any Pension Plan is considered an “at- risk” plan within the meaning of Section 430 of the Code or Section 303 of ERISA or the determination that any Multiemployer Plan is in “endangered” or “critical” status within the meaning of Section 432 of the Code or Section 305 of ERISA, or (h) the partial or complete withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (i) any event or condition which results in the insolvency of a Multiemployer Plan under Section 4245 of ERISA, or (j) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA, or (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Credit Party or any ERISA Affiliate, or (l) the failure to satisfy the minimum funding standard of Section 412 or 430 of the Code or Section 302 or 303 of ERISA, whether or not waived, with respect to any Pension Plan, or (m) the occurrence of a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to any Employee Benefit Plan, or (n) the failure of any Employee Benefit Plan intended to be qualified under Section 401(a) of the Code to so qualify, or the failure of any trust forming part of any such plan to qualify for exemption from taxation under Section 501(a) of the Code, or (o) the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan. “Threshold Amount” means as of any date of determination, the lesser of (a) five percent (5%) of Consolidated Tangible Net Worth determined as of the last day of the most recently ended fiscal quarter,

18017730v8 24740.00144 27 and (b) any similar cross-default threshold as set forth in the Barclays Agreement, which, by way of illustration, is $60,000,000 as of the Closing Date. “Total Capitalization” means, as of any date of determination, the sum of (i) Consolidated Tangible Net Worth and (ii) Consolidated Indebtedness as of such date. “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and the Revolving Credit Exposure of such Lender at such time. “U.K. Bail-In Legislation” means Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” and “U.S.” means the United States of America. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Section 2.2(a), Section 2.3(c) and Section 4.2, in each case, such day is also a Business Day. “U.S. Person” means (i) for purposes of Section 6.20 and Section 8.14, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States and (ii) for all other purposes under this Agreement, any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned thereto in Section 4.11(g). “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Wholly-Owned” means, with respect to a Subsidiary, that all of the Equity Interests of such Subsidiary are, directly or indirectly, owned or controlled by the Borrower and/or one or more of its Wholly- Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Borrower and/or one or more of its Wholly-Owned Subsidiaries). “Withholding Agent” means any Credit Party and the Administrative Agent.

18017730v8 24740.00144 28 “Write-Down and Conversion Powers” means, (i) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (ii) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form and (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”. SECTION 1.3 Accounting Terms. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 9.1(a), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded. (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either a Credit Party or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Credit Parties shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Credit Parties shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

18017730v8 24740.00144 29 SECTION 1.4 Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.5 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) any definition or reference to formation documents, governing documents, agreements (including the Loan Documents) and other contractual documents or instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) any definition or reference to any Applicable Law, including, without limitation, Anti-Corruption Laws, Anti-Money Laundering Laws, the Bankruptcy Code, the Code, ERISA, the Exchange Act, the PATRIOT Act, the Securities Act, the UCC, the Investment Company Act, the Trading with the Enemy Act of the United States or any of the foreign assets control regulations of the United States Treasury Department, shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law. SECTION 1.6 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). SECTION 1.7 Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 4.8(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.8 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

18017730v8 24740.00144 30 ARTICLE II REVOLVING CREDIT FACILITY SECTION 2.1 Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth in this Agreement and the other Loan Documents, each Lender severally agrees to make Loans in Dollars to the Borrower from time to time from the Closing Date to, but not including, the Commitment Termination Date as requested by the Borrower in accordance with the terms of Section 2.2; provided, that (a) the outstanding Loans shall not, at any time, exceed the Revolving Credit Sublimit, and (b) the Revolving Credit Exposure of any Lender shall not at any time exceed such Lender’s Commitment. Each Loan by a Lender shall be in a principal amount equal to such Lender’s Ratable Share of the aggregate principal amount of Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Loans hereunder until the Commitment Termination Date. SECTION 2.2 Procedure for Advances of Loans. (a) Requests for Borrowing. The Borrower shall give the Administrative Agent irrevocable prior written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) U.S. Government Securities Business Days before each SOFR Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be, (x) with respect to Base Rate Loans in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof, or (y) with respect to SOFR Loans in an aggregate principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or, in each case, the remaining amount of the Commitments), (C) whether such Loan is to be a SOFR Loan or a Base Rate Loan, and (D) in the case of a SOFR Loan, the duration of the Interest Period applicable thereto. If the Borrower fails to specify a type of Loan in a Notice of Borrowing, then the applicable Loans shall be made as SOFR Loans with an Interest Period of one month. If the Borrower requests a borrowing of a SOFR Loan in any such Notice of Borrowing, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. A Notice of Borrowing received after 11:00 a.m. shall be deemed received on the next Business Day or U.S. Government Securities Business Day, as applicable. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing. (b) Disbursement of Loans. Not later than 1:00 p.m. on the proposed borrowing date, each Lender will make available to the Administrative Agent, for the account of the Borrower, at the Administrative Agent’s Office in funds immediately available to the Administrative Agent, such Lender’s Ratable Share of the Loans to be made on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 4.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Loan requested pursuant to this Section to the extent that any Lender has not made available to the Administrative Agent its Ratable Share of such Loan.

18017730v8 24740.00144 31 SECTION 2.3 Repayment and Prepayment of Loans. (a) Repayment on Termination Date. The Borrower hereby agrees to repay the outstanding principal amount of all Loans in full on the Commitment Termination Date, together with all accrued but unpaid interest thereon. (b) Mandatory Prepayments. If at any time the principal amount of outstanding Loans exceeds the Revolving Credit Sublimit, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders, Loans in an amount equal to such excess, together with all accrued and unpaid interest thereon. Such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9. (c) Optional Prepayments. The Borrower may at any time and from time to time prepay Loans, in whole or in part, without premium or penalty, with irrevocable prior written notice to the Administrative Agent substantially in the form attached as Exhibit D (a “Notice of Prepayment”) given not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) U.S. Government Securities Business Days before prepayment of each SOFR Loan, specifying the date and amount of prepayment and whether the prepayment is of SOFR Loans, Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments shall be in an aggregate amount of $1,000,000 or a whole multiple of $500,000 in excess thereof with respect to Base Rate Loans and $2,000,000 or a whole multiple of $1,000,000 in excess thereof with respect to SOFR Loans. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day or U.S. Government Securities Business Day, as applicable. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. Notwithstanding the foregoing, any Notice of Prepayment delivered in connection with any refinancing of all of the Credit Facility with the proceeds of such refinancing or of any other incurrence of Indebtedness or the occurrence of some other identifiable event or condition, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence or occurrence of such other identifiable event or condition and may be revoked by the Borrower in the event such contingency is not met; provided that the delay or failure of such contingency shall not relieve the Borrower from its obligations in respect thereof under Section 4.9. (d) Limitation on Prepayment of SOFR Loans. The Borrower may not prepay any SOFR Loan on any day other than on the last day of the Interest Period applicable thereto unless such prepayment is accompanied by any amount required to be paid pursuant to Section 4.9 hereof. (e) Hedge Agreements. No repayment or prepayment of the Loans pursuant to this Section shall affect any of the Borrower’s obligations under any Hedge Agreement entered into with respect to the Loans. SECTION 2.4 Termination of Revolving Credit Facility. The Revolving Credit Facility and the Commitments shall terminate on the Commitment Termination Date.

18017730v8 24740.00144 32 ARTICLE III LETTER OF CREDIT FACILITY SECTION 3.1 Syndicated Letters of Credit. (a) General. At the request of any Account Party, each Lender agrees, on and subject to the terms and conditions of this Agreement, to issue Letters of Credit as Syndicated Letters of Credit for the account of such Account Party (or any of its Subsidiaries) in Dollars from time to time during the Availability Period. Each Syndicated Letter of Credit shall be issued severally by all of the Lenders acting through the L/C Agent, at the time of issuance as a single multi-bank letter of credit, and shall be substantially in the form of Exhibit A-2 with such changes therein as the L/C Agent (in consultation with the applicable Account Party) determines are acceptable to it and not adverse to the interests of the Lenders. (b) Notice of Issuance. To request the issuance of a Syndicated Letter of Credit, the applicable Account Party shall hand deliver or transmit by facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the L/C Agent; provided that the L/C Agent hereby approves such electronic communication delivered by email) to the L/C Agent and the Administrative Agent (which shall promptly notify the Lenders) not later than 11:00 a.m. three Business Days in advance of the requested date of issuance (or such shorter period as is acceptable to the L/C Agent, including any request for the issuance of a Syndicated Letter of Credit on the Closing Date, subject to approval by the L/C Agent) a letter of credit notice on the L/C Agent’s standard form (with such changes as the L/C Agent shall reasonably deem appropriate) or other electronic notice acceptable to the L/C Agent (a “Syndicated Letter of Credit Notice”) requesting the issuance of a Syndicated Letter of Credit, or identifying the Syndicated Letter of Credit to be amended, renewed, extended or increased, as the case may be, and specifying: (A) the date of issuance (which shall be a Business Day), (B) the date on which such Syndicated Letter of Credit is to expire (which shall comply with Section 3.3), (C) the Stated Amount of such Syndicated Letter of Credit (it being agreed that all Letters of Credit shall be issued in Dollars), (D) the name and address of the beneficiary thereof, and (E) such other information as shall be necessary to prepare, amend, renew, extend or increase, as the case may be, such Syndicated Letter of Credit, it being understood and agreed that Syndicated Letters of Credit may be extended and renewed in accordance with Section 3.3. It is the intention of the parties to this Agreement that Syndicated Letters of Credit issued to support reinsurance-related obligations shall have terms and conditions necessary to qualify such Syndicated Letters of Credit as permissible collateral under applicable law and, subject to the terms and conditions of this Agreement, the Issuing Lenders agree to issue such Syndicated Letters of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Syndicated Letter of Credit Notice or other Letter of Credit Document submitted by any Account Party to, or entered into by any Account Party with, the L/C Agent relating to any Syndicated Letter of Credit, the terms and conditions of this Agreement shall control. (c) Obligation of Lenders. The obligation of any Issuing Lender under any Syndicated Letter of Credit shall be several and not joint and shall be in an amount equal to such Issuing Lender’s Ratable Share of the aggregate Stated Amount of such Syndicated Letter of Credit at the time such Syndicated Letter of Credit is issued (subject to any amendments to such Syndicated Letter of Credit expressly permitted hereunder) and each Syndicated Letter of Credit shall expressly so provide. Absent the prior written consent of each Issuing Lender, no Syndicated Letter of Credit may be issued that would vary the several and not joint nature of the obligations of the Issuing Lenders thereunder as provided in this Section 3.1(c). The failure of any Issuing Lender to make any L/C Disbursement in respect of any Syndicated Letter of Credit on any date shall not relieve any other Issuing Lender of its corresponding

18017730v8 24740.00144 33 obligation, if any, hereunder to do so on such date, but no Issuing Lender shall be responsible for the failure of any other Issuing Lender to make its L/C Disbursement in respect of any Syndicated Letter of Credit. Concurrently with or promptly following any change in Commitments pursuant to Section 4.12(b), Section 11.9 (to the extent agreed to between the assigning Lender and the assignee), Section 4.13, Section 11.24 or the last paragraph of Section 11.2, the L/C Agent shall amend or replace each outstanding Syndicated Letter of Credit to reflect the new Ratable Shares of the applicable Issuing Lenders. Until a Syndicated Letter of Credit has been so amended or replaced, the Issuing Lenders (both before and after giving effect to the change in Ratable Shares) shall be deemed to have irrevocably and unconditionally sold and purchased participations in such Syndicated Letter of Credit (including each drawing made thereunder and the obligations of each Account Party under this Agreement with respect thereto and any Cash Collateral or other security therefor or guaranty pertaining thereto) as necessary to give effect to the change in Ratable Shares. (d) Issuance Administration. Each Syndicated Letter of Credit shall be executed and delivered by the L/C Agent in the name and on behalf of, and as attorney-in-fact for, each Issuing Lender, and the L/C Agent shall act under each Syndicated Letter of Credit, and each Syndicated Letter of Credit shall expressly provide that the L/C Agent shall act, as the agent of each such Issuing Lender to (i) execute and deliver such Syndicated Letter of Credit, (ii) receive drafts, other demands for payment and other documents presented by the beneficiary under such Syndicated Letter of Credit, (iii) determine whether such drafts, demands and documents are in compliance with the terms and conditions of such Syndicated Letter of Credit, (iv) notify such Issuing Lender and the applicable Account Party (and, concurrently, any co-applicant Subsidiary of an Account Party, if applicable, with respect to such Syndicated Letter of Credit) that a valid drawing has been made and the date that the related L/C Disbursement is to be made and (v) exercise all rights held by the issuer of a letter of credit under the documents for which such Syndicated Letter of Credit shall provide credit enhancement (or designate any Person as its representative for all such purposes under such documents); provided that the L/C Agent shall have no obligation or liability for any L/C Disbursement under such Syndicated Letter of Credit (other than in its capacity as an Issuing Lender), and each Syndicated Letter of Credit shall expressly so provide. Each Issuing Lender hereby irrevocably appoints and designates the L/C Agent as its attorney-in-fact, acting through any duly authorized officer, to execute and deliver in the name and on behalf of such Issuing Lender each Syndicated Letter of Credit to be issued by such Issuing Lender hereunder and to take such other actions contemplated by this Section 3.1(d). Promptly upon the request of the L/C Agent, each Issuing Lender will furnish to the L/C Agent such additional powers of attorney or other evidence as any beneficiary of any Syndicated Letter of Credit may reasonably request in order to demonstrate that the L/C Agent has the power to act as attorney-in-fact for such Issuing Lender to execute and deliver such Syndicated Letter of Credit. (e) Disbursement Procedures. The L/C Agent shall, within a reasonable time following its receipt thereof (and, in any event, within any time specified in the text of the relevant Syndicated Letter of Credit), examine all documents purporting to represent a demand for payment under a Syndicated Letter of Credit. The L/C Agent shall promptly after such examination and before such L/C Disbursement notify each applicable Issuing Lender and the applicable Account Party by telephone (confirmed by facsimile or email) of such demand for payment. With respect to any demand for payment made under a Syndicated Letter of Credit which the L/C Agent has informed the applicable Issuing Lenders is valid, each such Issuing Lender will promptly make a L/C Disbursement in respect of such Syndicated Letter of Credit in accordance with the amount of its liability under such Syndicated Letter of Credit and this Agreement, and such L/C Disbursement is to be made to the account of the L/C Agent most recently designated by it for such purpose by notice to the Issuing Lenders. The L/C Agent will make such L/C Disbursement available to the beneficiary of such Syndicated Letter of Credit by promptly crediting the amounts so received, in the funds so received, to the account identified by such beneficiary in connection with such demand for such L/C Disbursement. Promptly following any L/C

18017730v8 24740.00144 34 Disbursement by any Issuing Lender in respect of any Syndicated Letter of Credit, the L/C Agent will notify the applicable Account Party of such L/C Disbursement. (f) Reimbursement. Each Account Party agrees that it shall reimburse the applicable Issuing Lenders in respect of any L/C Disbursement made under such Account Party’s Syndicated Letters of Credit by paying to the Administrative Agent an amount in Dollars equal to the amount of such L/C Disbursement, with interest payable thereon as provided in Section 4.1, no later than 2:00 p.m., Charlotte time, on the third Business Day after the date of the L/C Disbursement. Each Account Party’s obligation to reimburse the Issuing Lenders with respect to such Account Party’s Reimbursement Obligations shall be absolute and unconditional and subject to the provisions of Section 4.4. SECTION 3.2 Participated Letters of Credit. (a) General. At the request of any Account Party, the Fronting Bank agrees, on and subject to the terms and conditions of this Agreement and in reliance upon the agreements of the Lenders set forth in this Section 3.2, to issue Letters of Credit as Participated Letters of Credit for the account of such Account Party (or any of its Subsidiaries) in Dollars from time to time during the Availability Period. Each Participated Letter of Credit shall be in a form customarily used or otherwise approved by the Fronting Bank (in consultation with the applicable Account Party). If the Fronting Bank is not also the financial institution acting as Administrative Agent, then (a) no later than the fifth Business Day following the last day of each calendar month, (b) on each date that a Participated Letter of Credit is amended, terminated or otherwise expires, (c) on each date that a Participated Letter of Credit is issued or the expiry date of a Participated Letter of Credit is extended, and (d) upon the request of the Administrative Agent, the Fronting Bank shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including any reimbursement or termination in respect of Participated Letters of Credit issued by the Fronting Bank) with respect to each Participated Letter of Credit issued by the Fronting Bank that is outstanding hereunder. In addition, the Fronting Bank shall provide notice to the Administrative Agent of its commitment to issue Participated Letters of Credit, or any change thereto, promptly upon it becoming a Fronting Bank or making any change to such commitment. No failure on the part of the Fronting Bank to provide any such information pursuant to this Section shall limit the obligations of the applicable Account Party or any Lender hereunder with respect to its reimbursement and participation obligations hereunder. (b) Notice of Issuance. To request the Issuance of a Participated Letter of Credit, any Account Party shall hand deliver or transmit by facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the Fronting Bank; provided that the Fronting Bank hereby approves such electronic communication delivered by email) to the Fronting Bank and the Administrative Agent (which shall promptly notify the Lenders) at least three Business Days in advance of the requested date of issuance (or such shorter period as is acceptable to the Administrative Agent and the Fronting Bank, including any request for the issuance of a Participated Letter of Credit on the Closing Date, subject to approval by the Administrative Agent and the Fronting Bank) a letter of credit notice on the Fronting Bank’s standard form (with such changes as the Fronting Bank shall reasonably deem appropriate) or other electronic notice acceptable to the Fronting Bank (a “Participated Letter of Credit Notice”) requesting the issuance of a Participated Letter of Credit, or identifying the Participated Letter of Credit to be amended, renewed, extended or increased, as the case may be, and specifying: (A) the date of issuance (which shall be a Business Day), (B) the date on which such Participated Letter of Credit is to expire (which shall comply with Section 3.3), (C) the Stated Amount of such Participated Letter of Credit (it being agreed that all Letters of Credit shall be issued in Dollars), (D) the name and address of the beneficiary thereof, and (E) such other information as shall be necessary to prepare, amend, renew, extend or increase, as the case may be, such Participated Letter of Credit, it being

18017730v8 24740.00144 35 understood and agreed that Participated Letters of Credit may be extended and renewed in accordance with Section 3.3. It is the intention of the parties to this Agreement that Participated Letters of Credit issued to support reinsurance-related obligations shall have terms and conditions necessary to qualify such Participated Letters of Credit as permissible collateral under applicable law and, subject to the terms and conditions of this Agreement, the Fronting Bank agrees to issue such Participated Letters of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any Participated Letter of Credit Notice or other Letter of Credit Document submitted by any Account Party to, or entered into by such Account Party with, the Fronting Bank relating to any Participated Letter of Credit, the terms and conditions of this Agreement shall control. (c) Participations. By the Issuance of a Participated Letter of Credit by the Fronting Bank and without any further action on the part of the Fronting Bank or the Lenders, the Fronting Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Fronting Bank, without recourse or warranty, an undivided interest and participation in such Participated Letter of Credit in an amount equal to such Lender’s Ratable Share of the Stated Amount of such Participated Letter of Credit and the applicable Account Party’s reimbursement obligations with respect thereto. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Participated Letters of Credit is absolute, irrevocable and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any such Participated Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the aggregate Commitments. In consideration and in furtherance of the foregoing, as set forth in Section 3.2(d)(i) each Lender hereby absolutely and unconditionally agrees to pay in Dollars to the Administrative Agent, for account of the Fronting Bank, such Lender’s Ratable Share of each L/C Disbursement made by the Fronting Bank in respect of any Participated Letter of Credit or at any time after any reimbursement payment is required to be disgorged or refunded to the applicable Account Party for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Promptly following receipt by the Administrative Agent of any payment from any Account Party pursuant to Section 3.2(e), the Administrative Agent shall distribute such payment to the Fronting Bank or, to the extent that any Lenders have made payments pursuant to this paragraph to reimburse the Fronting Bank, then to such Lenders and the Fronting Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Fronting Bank for any L/C Disbursement shall not relieve the applicable Account Party of its obligation to reimburse such L/C Disbursement. (d) Disbursement Procedures; Funding of Participations. (i) The Fronting Bank shall, within a reasonable time following its receipt thereof (and, in any event, within any time specified in the text of the relevant Participated Letters of Credit), examine all documents purporting to represent a demand for payment under a Participated Letter of Credit. The Fronting Bank shall promptly after such examination notify the Administrative Agent and the applicable Account Party by telephone (confirmed by facsimile or email) of such demand for payment and whether the Fronting Bank has made or will make a L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the applicable Account Party of its obligation to reimburse the Fronting Bank and the Lenders with respect to any such L/C Disbursement. If the applicable Account Party shall fail to reimburse the Fronting Bank for such L/C Disbursement on the date and time specified in Section 3.2(e), the Administrative Agent shall notify each Lender of the applicable L/C Disbursement, the payment then due from such Account Party in respect thereof and such Lender’s Ratable Share thereof. Each Lender (including the Lender acting as Fronting Bank) shall upon such notice make funds available in Dollars to the Administrative Agent for the account of the Fronting Bank at the Payment Office in an amount equal to its Ratable Share of the unpaid L/C Disbursement (such

18017730v8 24740.00144 36 amount, its “L/C Advance”) not later than 2:00 p.m. on the Business Day specified in such notice by the Administrative Agent. No such making of a L/C Advance shall relieve or otherwise impair the obligation of such Account Party to reimburse the Fronting Bank for the amount of any payment made by the Fronting Bank under such Letter of Credit, together with interest as provided herein. (ii) If any Lender fails to make available to the Administrative Agent for the account of the Fronting Bank any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 3.2(d) by the time specified therein, the Fronting Bank shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Fronting Bank at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the Fronting Bank submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (ii) shall be conclusive absent manifest error. Until a Lender funds its L/C Advance pursuant to this Section 3.2(d) to reimburse the Fronting Bank for any L/C Disbursement, interest in respect of such Lender’s L/C Advance shall be solely for the account of the Fronting Bank. (e) Reimbursement. Each Account Party agrees that it shall reimburse the Fronting Bank in respect of any L/C Disbursement made under such Account Party’s Participated Letters of Credit by paying to the Administrative Agent an amount in Dollars equal to the amount of such L/C Disbursement, with interest payable thereon as provided in Section 4.1, no later than 2:00 p.m., Charlotte time, on the third Business Day after the date of the L/C Disbursement. Each Account Party’s obligation to reimburse the Fronting Bank with respect to its Reimbursement Obligations shall be absolute and unconditional and subject to the provisions of Section 4.4. (f) Repayment of Participations. (i) At any time after the Fronting Bank has made a payment under any Participated Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 3.2(d)(i), if the Administrative Agent receives for the account of the Fronting Bank any payment in respect of the related unpaid L/C Disbursement or interest thereon (whether directly from the applicable Account Party or otherwise, including proceeds of cash collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Ratable Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of the Fronting Bank pursuant to Section 3.2(d) is required to be returned under any of the circumstances described in Section 4.4 (including pursuant to any settlement entered into by the Fronting Bank in its discretion), each Lender shall pay to the Administrative Agent for the account of the Fronting Bank its Ratable Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. SECTION 3.3 Expiry Date of Letters of Credit. Each Letter of Credit shall expire at or prior to the earlier of (a) the close of business on the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension), or (b) the Final Maturity Date; provided, however, if any Account Party so requests in any applicable Letter of Credit Notice, the L/C Agent or the Fronting Bank, as applicable, agrees to issue a Letter of Credit that provides for the automatic renewal for successive periods of one year or less (but not beyond the Final

18017730v8 24740.00144 37 Maturity Date) (each, an “Evergreen Letter of Credit”) unless and until the L/C Agent or Fronting Bank, as applicable, shall have delivered prior written notice of nonrenewal to the beneficiary of such Letter of Credit (a “Notice of Non-Extension”) no later than 60 days prior to the stated maturity date specified in such Letter of Credit (such time, the “Non-Extension Notice Date”). Once an Evergreen Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Agent or Fronting Bank, as applicable, to permit the extension of such Letter of Credit at any time to an expiry date not later than the Final Maturity Date; provided, however, that the L/C Agent or Fronting Bank, as applicable, shall not permit any such extension, nor shall it be required to extend such Letter of Credit, if (x) the L/C Agent or Fronting Bank, as applicable, has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit (as extended) under the terms hereof (by reason of the provisions of Section 5.2), (y) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, the Required Lenders or the applicable Account Party that one or more of the applicable conditions specified in Section 5.2 is not then satisfied or (z) the Commitment Termination Date has occurred. SECTION 3.4 Obligations Absolute. (a) The Reimbursement Obligations of each Account Party with respect to a L/C Disbursement under any Letter of Credit issued for the account of such Account Party (or any of its Subsidiaries) and the obligation of any Lender to make its L/C Advance to the Fronting Bank with respect to any L/C Disbursement under any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and any Letter of Credit Document under all circumstances, including the following circumstances: (i) any lack of validity or enforceability of this Agreement, any other Loan Document, any Letter of Credit Document or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the applicable Account Party in respect of any Letter of Credit Document or any other amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (iii) the existence of any claim, set-off, defense or other right that the applicable Account Party may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for which any such beneficiary or any such transferee may be acting), any Issuing Lender, the Administrative Agent, the L/C Agent, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any other Letter of Credit Document or any unrelated transaction; (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) payment by any Issuing Lender under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the applicable Account Party; or (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that

18017730v8 24740.00144 38 might otherwise constitute a defense available to, or a discharge of, any Account Party, the Guarantor or any other guarantor, other than as may be expressly set forth in this Agreement. (b) None of the Administrative Agent, the L/C Agent, any Issuing Lender or any Lender, or any of their Related Parties, shall have any liability or responsibility to any Account Party by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder, or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond their control; provided that the foregoing shall not be construed to excuse the Fronting Bank or the L/C Agent from liability to any Account Party to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by each Account Party to the extent permitted by applicable law) suffered by such Account Party that are caused by the gross negligence or willful misconduct of the Fronting Bank or the L/C Agent (as determined by a court of competent jurisdiction by a final and nonappealable judgment) when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. It is expressly understood and agreed that (i) the acceptance by the Fronting Bank or the L/C Agent, as the case may be, of documents that appear on their face to comply with the terms of a Letter of Credit, without responsibility for further investigation, (ii) the exclusive reliance by the Fronting Bank or the L/C Agent, as the case may be, on the documents presented to it under a Letter of Credit as to any and all matters set forth therein, including the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect (so long as such document appears on its face to comply with the terms of such Letter of Credit), and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and (iii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute gross negligence or willful misconduct of the Fronting Bank or the L/C Agent. (c) Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Subsidiary of any Account Party, the applicable Account Party shall be obligated to reimburse, or to cause the applicable Subsidiary to reimburse, the applicable Issuing Lender hereunder for any and all drawings under such Letter of Credit. Each Account Party hereby acknowledges that the issuance of Letters of Credit for the account of any of its Subsidiaries inures to the benefit of such Account Party and that such Account Party’s business derives substantial benefits from the businesses of such Subsidiaries. SECTION 3.5 Cash Collateralization of Letters of Credit. (a) If (A) as of the Commitment Termination Date, any Letter of Credit may for any reason remain outstanding, (B) any Event of Default occurs and is continuing and the Administrative Agent or the Required Lenders, as applicable, require the applicable Account Party to Cash Collateralize the aggregate Letter of Credit Exposure pursuant to Section 9.2(b), or (C) the aggregate Letter of Credit Exposure for all Lenders at any time exceeds the aggregate Commitments, then in each case, the applicable Account Parties shall deliver to the Administrative Agent as Cash Collateral an amount of cash in Dollars equal to 102% of the aggregate Stated Amount of all Letters of Credit issued for the account of such Account Party (or any of its Subsidiaries) outstanding at such time (whether or not any beneficiary under any Letter of Credit shall have drawn or be entitled at such time to draw thereunder); provided that in the case of clause (C) above, the applicable Account Parties shall only be required to deliver an amount of Cash Collateral equal to the amount by which the aggregate Letter of Credit

18017730v8 24740.00144 39 Exposure exceeds the aggregate Commitments. The Administrative Agent shall deposit such cash in a special collateral account of the applicable Account Party pursuant to arrangements satisfactory to the Administrative Agent (such account, the “Cash Collateral Account”) for the benefit of the Administrative Agent, the Issuing Lenders and the Lenders. (b) Each Account Party hereby grants to the Administrative Agent, for the benefit of the Fronting Bank and the other Issuing Lenders, a Lien upon and security interest in its Cash Collateral Account and all amounts held therein from time to time as security for the Letter of Credit Exposure of such Account Party, and for application to its aggregate Obligations, as and when the same shall arise. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account for the benefit of the Fronting Bank and the other Issuing Lenders and the applicable Account Party shall have no interest therein except as set forth in Section 3.5(c). Other than any interest on the investment of such amounts in Cash Equivalents, which investments shall be made at the direction of the applicable Account Party (unless an Event of Default shall have occurred and be continuing, in which case the determination as to investments shall be made at the option and in the discretion of the Administrative Agent), amounts in the Cash Collateral Account shall not bear interest. Interest and profits, if any, on such investments shall accumulate in such account. (c) In the event of a drawing, and subsequent payment by any Issuing Lender, under any Letter of Credit at any time during which any amounts are held in the applicable Cash Collateral Account, the Administrative Agent will deliver to such Issuing Lender an amount equal to the Reimbursement Obligation created as a result of such payment (or, if the amounts so held are less than such Reimbursement Obligation, all of such amounts) to reimburse the Issuing Lender therefor. Any amounts remaining in any Cash Collateral Account (including interest and profits) after the expiration of the Letters of Credit of any Account Party and the reimbursement in full of the Issuing Lenders for all of their respective obligations thereunder shall be held by the Administrative Agent, for the benefit of such Account Party, to be applied against the Obligations of such Account Party in accordance with Section 9.4 or in such order and manner as the Administrative Agent may direct. If any Account Party is required to provide cash collateral pursuant hereto, such amount (including interest and profits), to the extent not applied as aforesaid, shall be returned to such Account Party, provided that after giving effect to such return (i) the aggregate Letter of Credit Exposure would not exceed the aggregate Commitments at such time and (ii) no Default or Event of Default shall have occurred and be continuing at such time. If any Account Party is required to provide cash collateral as a result of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Account Party within three Business Days after all Events of Default have been cured or waived. SECTION 3.6 Use of Letters of Credit. The Letters of Credit shall be available for, and the Account Parties agree that they shall use the Letters of Credit, in accordance with Section 7.12. SECTION 3.7 The Fronting Bank and L/C Agent. The Fronting Bank and the L/C Agent shall act on behalf of the Lenders with respect to any Letters of Credit issued or administered by it and the documents associated therewith, and such Fronting Bank and L/C Agent shall have all of the rights, benefits and immunities (i) provided to the Administrative Agent in Article X with respect to any acts taken or omissions suffered in connection with Letters of Credit issued or proposed to be issued by it or administered by it and any documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article X included such Fronting Bank or L/C Agent with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the Fronting Bank or the L/C Agent, as applicable.

18017730v8 24740.00144 40 ARTICLE IV GENERAL LOAN PROVISIONS SECTION 4.1 Interest. (a) Interest Rate Options. Subject to the provisions of this Section, at the election of the Borrower, Loans shall bear interest at (i) the Base Rate plus the Applicable Margin or (ii) Adjusted Term SOFR plus the Applicable Margin. The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 4.2. (b) Interest on Reimbursement Obligations. Unless each Account Party reimburses each L/C Disbursement made in respect of Letters of Credit issued for its account in full on the date such L/C Disbursement is made, the unpaid amount of the Reimbursement Obligation thereof shall bear interest from the date of each L/C Disbursement until such amount shall be paid in full at (i) the Base Rate through the third Business Day after the date of such L/C Disbursement and (ii) thereafter, the Base Rate plus an additional 2% per annum, in each case payable on demand. (c) Default Rate. Subject to Section 9.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 9.1(h) or Section 9.1(i), or (ii) at the election of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders), upon the occurrence and during the continuance of any other Event of Default, (A) the Borrower shall no longer have the option to request SOFR Loans, (B) the Account Parties shall no longer have the option to request Letters of Credit, (C) all outstanding SOFR Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to SOFR Loans until the end of the applicable Interest Period and thereafter at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, (D) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document and (E) all accrued and unpaid interest shall be due and payable on demand of the Administrative Agent. Interest and fees shall continue to accrue on the Obligations after the filing by or against any Credit Party of any petition seeking any relief in bankruptcy or under any Debtor Relief Law. (d) Interest Payment and Computation. Interest on each Base Rate Loan shall be due and payable in arrears on the last Business Day of each calendar quarter and interest on each SOFR Loan shall be due and payable in arrears on the last day of each Interest Period applicable thereto; provided that (i) in the event of any repayment or prepayment of any SOFR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (ii) in the event of any conversion of any SOFR Loan prior to the end of the Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year). (e) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent

18017730v8 24740.00144 41 jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the applicable Credit Party any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that no Credit Party pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the applicable Credit Party under Applicable Law. (f) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. SECTION 4.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Event of Default under Section 9.1(a), Section 9.1(b), Section 9.1(d) (but only with respect to a default by any Credit Party or any Subsidiary thereof (other than the Excluded Subsidiaries) in the performance or observance of the covenants and agreements in Section 8.13), Section 9.1(h) or Section 9.1(i) has occurred and is then continuing and the Required Lenders (or the Administrative Agent at the direction of the Required Lenders) have not made an election pursuant to Section 4.1(c)(ii), the Borrower shall have the option to (a) convert at any time following the third U.S. Government Securities Business Day after the Closing Date, subject to the notice requirements herein, all or any portion of any outstanding Base Rate Loans in a principal amount equal to $1,000,000 or any whole multiple of $500,000 in excess thereof (or such lesser amount as shall represent all of the Base Rate Loans then outstanding) into one or more SOFR Loans and (b) upon the expiration of any Interest Period therefor, (i) convert all or any part of any outstanding SOFR Loans in a principal amount equal to $2,000,000 or a whole multiple of $1,000,000 in excess thereof (or such lesser amount as shall represent all of the SOFR Loans then outstanding) into Base Rate Loans or (ii) continue any such SOFR Loans as SOFR Loans. Whenever the Borrower desires to convert or continue Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 11:00 a.m. three (3) U.S. Government Securities Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any SOFR Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued SOFR Loan. If the Borrower fails to deliver a timely Notice of Conversion/Continuation prior to the end of the Interest Period for any SOFR Loan, then the applicable SOFR Loan shall continue as, or be converted to, as applicable, a SOFR Loan with an Interest Period of one month. Any such automatic conversion to a SOFR Loan with an Interest Period of one month shall be effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Loan. If the Borrower requests a conversion to, or continuation of, SOFR Loans, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation.

18017730v8 24740.00144 42 SECTION 4.3 Fees. (a) Each Credit Party agrees to pay to the fees required under the Engagement Letter to be paid on the Closing Date, in the amounts due and payable as required by the terms thereof; (b) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, a commitment fee (a “Commitment Fee”), for each calendar quarter (or portion thereof) at a per annum rate equal to the Applicable Margin in effect for such fee from time to time on such Lender’s Ratable Share of the average daily aggregate unutilized portion of the Commitments, payable in arrears (i) on the last Business Day of each calendar quarter, beginning with the first such day to occur after the Closing Date and (ii) on the Commitment Termination Date; (c) Each Account Party agrees to pay to the Administrative Agent, for the account of each Lender, a letter of credit fee (the “Letter of Credit Fee”) for each calendar quarter (or portion thereof) in respect of all Letters of Credit issued for the account of such Account Party (or any of its Subsidiaries) and outstanding during such quarter, at a per annum rate equal to Applicable Margin in effect for such fee from time to time on such Lender’s Ratable Share of the average daily aggregate Stated Amount of such Letters of Credit. The Letter of Credit Fee shall be due and payable quarterly in arrears (i) on the last Business Day of each calendar quarter, commencing with the first such date to occur after the Closing Date through the Final Maturity Date, (ii) on the Final Maturity Date and (iii) on the Final Expiry Date. Notwithstanding anything to the contrary contained herein, during any period in which Wells Fargo acts as a Fronting Bank for any Non-NAIC Qualified Lender pursuant to Section 4.16(b), the Letter of Credit Fee payable to such Non-NAIC Qualified Lender shall be reduced by 0.25% per annum, and Wells Fargo shall receive the amount of such reduction from such Account Party for its own account as a fronting fee; (d) The Borrower agrees to pay to the Administrative Agent, for its own account, the annual administrative fee described in the Engagement Letter, on the terms, in the amount and at the times set forth therein; and (e) Each Account Party agrees to pay (i) to each Fronting Bank, for its own account, with respect to each Participated Letter of Credit issued by such Fronting Bank for such Account Party hereunder, a fronting fee on the terms, in the amount and at the times agreed to between such Fronting Bank and such Account Party, and (ii) to each Fronting Bank and the L/C Agent, such reasonable fees and expenses as the Fronting Bank or the L/C Agent customarily require in connection with the issuance, amendment, transfer, negotiation, processing and/or administration of letters of credit. SECTION 4.4 Manner of Payment; Recovery of Payments. (a) Each payment by any Credit Party on account of the principal of or interest on the Loans, Reimbursement Obligations or of any fee, commission or other amounts payable to the Lenders under this Agreement shall be made not later than 2:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever. Any payment received after such time but before 3:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 9.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 3:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its Ratable Share of such payment and shall wire advice of the amount of such credit to each Lender. Each

18017730v8 24740.00144 43 payment to the Administrative Agent of Administrative Agent’s fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Section 4.9, Section 4.10, Section 4.11 or Section 11.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to the definition of Interest Period, if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment. Notwithstanding the foregoing, if there exists a Defaulting Lender each payment by any Credit Party to such Defaulting Lender hereunder shall be applied in accordance with Section 4.15(a)(ii). (b) Each Credit Party agrees that to the extent such Credit Party makes a payment or payments to or for the account of the Administrative Agent, any Lender or any Issuing Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law (whether as a result of any demand, settlement, litigation or otherwise), then, to the extent of such payment or repayment, the Obligation intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received. (c) If any amounts distributed by the Administrative Agent to any Lender or any Issuing Lender are subsequently returned or repaid by the Administrative Agent to the applicable Credit Party, its representative or successor in interest, or any other Person, whether by court order, by settlement approved by such Lender or such Issuing Lender, or pursuant to applicable law, such Lender or such Issuing Lender will, promptly upon receipt of notice thereof from the Administrative Agent, pay the Administrative Agent such amount. If any such amounts are recovered by the Administrative Agent from such Credit Party, its representative or successor in interest or such other Person, the Administrative Agent will redistribute such amounts to the Lenders or the Issuing Lenders on the same basis as such amounts were originally distributed. SECTION 4.5 Evidence of Indebtedness. (a) Extensions of Credit. The Extensions of Credit made by each Lender and each Issuing Lender shall be evidenced by one or more accounts or records maintained by such Lender or such Issuing Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender or the applicable Issuing Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders or such Issuing Lender to the Credit Parties and their respective Subsidiaries and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of any Credit Party hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender or any Issuing Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note, which shall evidence such Lender’s Loans, in addition to such accounts or records. Each Lender may attach schedules to its Revolving Credit Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. (b) Participations. In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the

18017730v8 24740.00144 44 accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. SECTION 4.6 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such obligations (other than pursuant to Section 4.9, Section 4.10, Section 4.11 or Section 11.3) greater than its Ratable Share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in such obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts owing them; provided that: (a) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (b) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Credit Parties pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 3.5 or (C) any payment obtained by a Lender as consideration for the assignment of, or sale of, a participation in any of its Loans or interests in Letters of Credit to any assignee or participant, other than to any Credit Party or any of their Subsidiaries or Affiliates (as to which the provisions of this paragraph shall apply). Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation. SECTION 4.7 Administrative Agent’s Clawback. (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (i) in the case of Base Rate Loans, not later than 12:00 noon on the date of any proposed borrowing and (ii) otherwise, prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.2(b) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower, to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

18017730v8 24740.00144 45 (b) Payments by the Credit Parties; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from any Credit Party prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lenders hereunder that such Credit Party will not make such payment, the Administrative Agent may assume that the applicable Credit Party has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lenders, as the case may be, the amount due. In such event, if the applicable Credit Party has not in fact made such payment, then each of the Lenders or the Issuing Lenders, as the case maybe, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. (c) Nature of Obligations of Lenders. The obligations of the Lenders under this Agreement to make the Loans, to issue or participate in Letters of Credit and to make payments under this Section, Section 4.11(e), Section 10.10, Section 11.3(c) or Section 11.7, as applicable, are several and are not joint or joint and several. The failure of any Lender to make available its Ratable Share of any Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Ratable Share of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Ratable Share of such Loan available on the borrowing date. SECTION 4.8 Changed Circumstances. (a) Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a SOFR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining Adjusted Term SOFR for the applicable Interest Period with respect to a proposed SOFR Loan on or prior to the first day of such Interest Period or (ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Adjusted Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period and, in the case of clause (ii), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to or continue any Loan as a SOFR Loan, shall be suspended (to the extent of the affected SOFR Loans or the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans in the amount specified therein and (B) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.9. (b) Laws Affecting SOFR Availability. If, after the date hereof, the introduction of, or any Change in Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or

18017730v8 24740.00144 46 comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any SOFR Loan, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to a SOFR Loan or continue any Loan as a SOFR Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans from the Lenders and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.9. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 4.8(c)(i) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.8(c)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.8(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and

18017730v8 24740.00144 47 may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.8(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans and (B) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (d) Illegality. If, in any applicable jurisdiction, the Administrative Agent, any Issuing Lender or any Lender determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for the Administrative Agent, any Issuing Lender or any Lender to (i) perform any of its obligations hereunder or under any other Loan Document, (ii) to fund or maintain its participation in any Extension of Credit or (iii) issue, make, maintain, fund or charge interest or fees with respect to any Extension of Credit, such Person shall promptly notify the Administrative Agent, then, upon the Administrative Agent notifying the Credit Parties, and until such notice by such Person is revoked, any obligation of such Person to issue, make, maintain, fund or charge interest or fees with respect to any such Extension of Credit shall be suspended, and to the extent required by Applicable Law, cancelled. Upon receipt of such notice, the Credit Parties shall, (A) repay that Person’s participation in the Loans on the last day of the Interest Period for each Loan occurring after the Administrative Agent has notified the Borrower or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by Applicable Law) (B) Cash Collateralize that Person’s participation in such Letters of Credit or other applicable Obligations in accordance with Section 3.5 occurring after the Administrative Agent has notified the Account Parties or, if earlier, the date specified by such Person in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable

18017730v8 24740.00144 48 grace period permitted by Applicable Law) and (C) take all reasonable actions requested by such Person to mitigate or avoid such illegality. SECTION 4.9 Indemnity. The Borrower hereby indemnifies each of the Lenders against any loss, cost or expense (including any loss, cost or expense arising from the liquidation or reemployment of funds or from any fees payable) which may arise, be attributable to or result due to or as a consequence of (a) any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a SOFR Loan, (b) any failure of the Borrower to borrow or continue a SOFR Loan or convert to a SOFR Loan on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation, (c) any failure of the Borrower to prepay any SOFR Loan on a date specified therefor in any Notice of Prepayment (regardless of whether any such Notice of Prepayment may be revoked under Section 2.3(c) and is revoked in accordance therewith), (d) any payment, prepayment or conversion of any SOFR Loan on a date other than the last day of the Interest Period therefor (other than as a result of the implementation of a Benchmark Replacement but including as a result of an Event of Default) or (e) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 4.12(b). A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error. All of the obligations of the Credit Parties under this Section 4.9 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 4.10 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB, as amended and in effect from time to time)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender or any Issuing Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender, any Issuing Lender or such other Recipient of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, such Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, such Issuing Lender or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender, such Issuing Lender or other Recipient, the Borrower shall promptly pay to any such Lender, such Issuing Lender or other Recipient, as the case may be, such additional amount or

18017730v8 24740.00144 49 amounts as will compensate such Lender, such Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Requirements. If any Lender or any Issuing Lender determines that any Change in Law affecting such Lender or such Issuing Lender or any Lending Office of such Lender or such Lender’s or such Issuing Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Lender’s capital or on the capital of such Lender’s or such Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Lender or the Lenders, to a level below that which such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy and liquidity), then from time to time upon written request of such Lender or such Issuing Lender the Borrower shall promptly pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender, or an Issuing Lender or such other Recipient setting forth the amount or amounts necessary to compensate such Lender or such Issuing Lender, such other Recipient or any of their respective holding companies, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Lender or such other Recipient, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any Issuing Lender or such other Recipient to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Lender’s or such other Recipient’s right to demand such compensation; provided that the Borrower shall not be required to compensate any Lender or any Issuing Lender or any other Recipient pursuant to this Section for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender or such Issuing Lender or such other Recipient, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or such Issuing Lender’s or such other Recipient’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) Survival. All of the obligations of the Credit Parties under this Section 4.10 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 4.11 Taxes. (a) Defined Terms. For purposes of this Section 4.11, the term “Lender” includes any Issuing Lender and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Credit Party under any Loan Document shall be made without deduction or withholding for any

18017730v8 24740.00144 50 Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that, after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section), the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. Upon becoming aware that it must make a deduction or withholding of any Tax pursuant to this Section 4.11(b) that requires an increased sum payable by a Credit Party or is otherwise an Indemnified Tax, the applicable Withholding Agent shall promptly notify the Credit Parties and the Administrative Agent. (c) Payment of Other Taxes by the Credit Parties. The Credit Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Credit Parties. The Credit Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.9(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 4.11, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

18017730v8 24740.00144 51 (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 4.11(g)(ii)(A), (ii)(B), and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission (A) would subject such Lender to any material unreimbursed cost or expense or (B) would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from United States federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, United States federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of

18017730v8 24740.00144 52 the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E; or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.11 (including by the payment of additional amounts pursuant to this Section 4.11, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out- of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant

18017730v8 24740.00144 53 Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section 4.11 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 4.12 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 4.10, or is relieved from its obligation to make SOFR Loans (or Loans subject to the Benchmark Replacement) as a result of Section 4.8(b) or Section 4.8(d) or requires any Credit Party to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.11, then such Lender shall, at the request of the Borrower, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.10 or Section 4.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 4.10, or if any Credit Party is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.11, and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 4.12(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender or ceases to be a NAIC Qualified Lender (unless such Lender has in effect a Confirming Lender Agreement with a Person which is listed on the NAIC Qualified Institution List to act as a Confirming Lender in accordance with Section 4.16), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.9), all of its interests, rights (other than its existing rights to payments pursuant to Section 4.10 or Section 4.11) and obligations under this Agreement, the related Loan Documents and any outstanding Letters of Credit to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid or cause to be paid to the Administrative Agent the assignment fee (if any) specified in Section 11.9; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of any of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts

18017730v8 24740.00144 54 under Section 4.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Credit Parties (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 4.10 or payments required to be made pursuant to Section 4.11, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (x) an assignment required pursuant to this Section 4.12 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender or the Administrative Agent, provided, further that any such documents shall be without recourse to or warranty by the parties thereto. (c) Selection of Lending Office. Subject to Section 4.12(a), each Lender may make any Loan to the Borrower and issue Letters of Credit for any Account Party through any Lending Office, provided that the exercise of this option shall not affect the obligations of each Credit Party to repay the Loan or reimburse the Letter of Credit, as applicable, in accordance with the terms of this Agreement or otherwise alter the rights of the parties hereto. SECTION 4.13 Increase of Commitments. (a) The Borrower shall have the right, at any time and from time to time after the Closing Date but prior to the date 30 days prior to the Commitment Termination Date by written notice to and in consultation with the Administrative Agent, to request an increase in the aggregate Commitments (each such requested increase, a “Commitment Increase”), by (i) having one or more existing Lenders increase their respective Commitments then in effect (each, an “Increasing Lender”), (ii) adding as a Lender with a new Commitment hereunder one or more Persons that are not already Lenders (each, an “Additional Lender”), or a combination of (i) and (ii); provided that (A) any such request for a Commitment Increase shall be in a minimum amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof, (B) immediately after giving effect to any Commitment Increase, the aggregate of all Commitment Increases effected after the Closing Date shall not exceed $250,000,000, and (C) no existing Lender shall be obligated to increase its Commitment as a result of any request for a Commitment Increase by the Borrower unless it agrees in its sole discretion to do so. (b) Each Additional Lender must (i) be a NAIC Qualified Lender, (ii) not be a Defaulting Lender and (iii) be approved by the Administrative Agent and the Fronting Bank (such approval not to be unreasonably withheld or delayed). The Credit Parties and each Additional Lender shall execute a Lender Joinder Agreement together with all such other documentation as the Administrative Agent and

18017730v8 24740.00144 55 the Credit Parties may reasonably require, all in form and substance reasonably satisfactory to the Administrative Agent and the Credit Parties, to evidence the Commitment of such Additional Lender and its status as a Lender hereunder. Without limiting the foregoing, in connection with the execution of a Lender Joinder Agreement by an Additional Lender, the Administrative Agent and the Credit Parties shall have the right to amend this Agreement, including the title page hereof, without the consent of any other party hereto, to appoint such Additional Lender as a syndication agent, documentation agent, arranger and/or bookrunner. (c) If the aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Commitment Increase Date,” which shall be a Business Day) and the final allocation of such increase. The Administrative Agent shall promptly notify the Credit Parties and the Lenders of the final allocation of such increase and the Commitment Increase Date. The Administrative Agent is hereby authorized, on behalf of the Lenders, to enter into any amendments to this Agreement and the other Loan Documents as the Administrative Agent shall reasonably deem appropriate to effect such Commitment Increase. (d) Notwithstanding anything set forth in this Section 4.13, no increase in the aggregate Commitments pursuant to this Section 4.13 shall be effective unless the Administrative Agent shall have received the following, each dated the Commitment Increase Date and in form and substance reasonably satisfactory to the Administrative Agent: (i) as to each Increasing Lender, evidence of its agreement to provide a portion of the Commitment Increase, and as to each Additional Lender, a duly executed Lender Joinder Agreement together with all other documentation required by the Administrative Agent and the Account Parties pursuant to this Section 4.13; (ii) a certificate of the secretary or an assistant secretary of the Borrower and Account Parties, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such Persons approving or consenting to such Commitment Increase (which may consist of resolutions adopted in connection with the original closing of this Agreement provided that such resolutions have not been rescinded); and (iii) a certificate of a Responsible Officer of the Borrower, certifying that (y) as of the Commitment Increase Date, all representations and warranties of each Credit Party contained in this Agreement and the other Loan Documents are true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects), both immediately before and after giving effect to the Commitment Increase and any Letters of Credit issued in connection therewith (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects), in each case as of such date), and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to such Commitment Increase (including any Letters of Credit issued in connection therewith and the application of the proceeds thereof). (e) If the Commitment Increase is not made on a pro rata basis with the Commitments of the Lenders as in effect immediately prior to such increase, then (i) the outstanding Loans and the Letter of Credit Exposure in respect of any Participated Letters of Credit shall be automatically reallocated among the Lenders as of the Commitment Increase Date based on their Ratable Shares after giving effect to the Commitment Increase (and the Lenders agree to make all payments and adjustments necessary to effect such reallocation, and the Borrower shall indemnify the Lenders for any losses incurred as a result of any such reallocation of Loans consistent with the terms of Section 4.9) and (ii) the Syndicated Letters of Credit shall be amended in accordance with Section 3.1(c) based on the Ratable Shares of the Lenders after giving effect to the Commitment Increase. (f) Upon any Commitment Increase under this Section 4.13 and effective on the Commitment Increase Date, the Revolving Credit Sublimit shall be deemed to have increased by the

18017730v8 24740.00144 56 same amount as such Commitment Increase (it being understood that the Borrower is not obligated to utilize the Revolving Credit Sublimit and that all or a portion of such Commitment Increase may be used for Letters of Credit). SECTION 4.14 Permanent Reduction of the Commitments. (a) Voluntary Reduction. The Borrower shall have the right at any time and from time to time, upon at least three Business Days’ prior irrevocable written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Commitments at any time or (ii) portions of the Commitments, from time to time, in an aggregate principal amount not less than $3,000,000 or any whole multiple of $1,000,000 in excess thereof. Any reduction of the Commitments shall be applied to the Commitment of each Lender according to its Ratable Share. All Commitment Fees accrued until the effective date of any termination of the Commitment shall be paid on the effective date of such termination. Notwithstanding the foregoing, any notice to reduce the Commitments delivered in connection with any refinancing of all of the Credit Facility with the proceeds of such refinancing or of any incurrence of Indebtedness or the occurrence of some other identifiable event or condition, may be, if expressly so stated to be, contingent upon the consummation of such refinancing or incurrence or occurrence of such identifiable event or condition and may be revoked by the Borrower in the event such contingency is not met (provided that the failure of such contingency shall not relieve the Borrower from its obligations in respect thereof under Section 4.9). (b) Corresponding Payment. Each permanent reduction permitted pursuant to this Section shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Loans and Letter of Credit Exposure, as applicable, after such reduction to the Commitments as so reduced, and if the aggregate Letter of Credit Exposure exceeds the Commitments as so reduced, each Account Party shall be required to deposit cash collateral in a Cash Collateral Account in accordance with Section 3.5. Any reduction of the Commitments to zero shall be accompanied by payment of all outstanding Loans (and furnishing of Cash Collateral satisfactory to the Administrative Agent for all Letter of Credit Exposure or other arrangements satisfactory to the respective Issuing Lenders) and shall result in the termination of the Commitments and the Credit Facility. If the reduction of the Commitments requires the repayment of any SOFR Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 4.9 hereof. SECTION 4.15 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 11.2. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.4 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Fronting Bank hereunder; third, to Cash Collateralize the Defaulting Lender’s Participated Letter of Credit

18017730v8 24740.00144 57 Exposure in accordance with Section 4.15(a)(v); fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan or funded participation in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans and Letters of Credit under this Agreement and (B) Cash Collateralize the Defaulting Lender’s future Participated Letter of Credit Exposure with respect to future Letters of Credit issued under this Agreement, in accordance with Section 4.15(a)(v); sixth, to the payment of any amounts owing to the Lenders or the Fronting Bank as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the Fronting Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Credit Parties as a result of any judgment of a court of competent jurisdiction obtained by the Credit Parties against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; eighth, to any Account Party as reimbursement for any expenses and cost incurred as a result of any requirement to provide Cash Collateral as set forth in Section 4.15(a)(v); and ninth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Participated Letters of Credit in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Participated Letters of Credit were issued at a time when the conditions set forth in Section 5.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Participated Letters of Credit owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Participated Letters of Credit are held by the Lenders pro rata in accordance with the Commitments without giving effect to Section 4.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 4.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) A Defaulting Lender shall be entitled to receive Letter of Credit Fees pursuant to Section 4.3 for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Ratable Share of the Stated Amount of Letters of Credit for which such Defaulting Lender has provided Cash Collateral required pursuant to Section 4.15(a)(v). (C) With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (B) above, the applicable Account Party shall pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s Participated Letter of Credit Exposure that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below.

18017730v8 24740.00144 58 (D) Notwithstanding the foregoing, if any Defaulting Lender’s Participated Letter of Credit Exposure is not Cash Collateralized or reallocated pursuant to Section 4.15(a)(iv), then, without prejudice to any rights or remedies of the Fronting Bank or any Lender hereunder, all Letter of Credit Fees that otherwise would have been payable to such Defaulting Lender with respect to such Defaulting Lender’s Participated Letter of Credit Exposure shall be payable to the Fronting Bank until such Defaulting Lender’s Participated Letter of Credit Exposure is Cash Collateralized. (iv) Reallocation of Participations. All or any part of such Defaulting Lender’s Participated Letter of Credit Exposure shall be automatically reallocated (effective on the day such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders in accordance with their respective Ratable Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 11.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, and the Defaulting Lender has failed to provide Cash Collateral for its Ratable Share of the Stated Amount of Letters of Credit, each Account Party shall within five Business Days following notice by the Administrative Agent, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize the Defaulting Lender’s Participated Letter of Credit Exposure (after giving effect to any partial reallocation pursuant to paragraph (iv) above) in accordance with the procedures set forth in Section 3.5. Notwithstanding Section 4.15(a)(iii)(B) above, if any Account Party Cash Collateralizes any portion of such Defaulting Lender’s Participated Letter of Credit Exposure pursuant to this Section 4.15(a)(v), such Account Party shall not be required to pay any Letter of Credit Fees to such Defaulting Lender with respect to such portion of the Defaulting Lender’s Participated Letter of Credit Exposure during the period such Defaulting Lender’s Letter of Credit Exposure is Cash Collateralized and any such Cash Collateral shall be applied to the applicable Letter of Credit if drawn. (b) Fronting Bank. So long as any Lender is a Defaulting Lender, the Fronting Bank shall not be required to issue any Participated Letter of Credit unless the Commitments of the Non-Defaulting Lenders and/or Cash Collateral provided by the applicable Account Party or the Defaulting Lender are at least equal to the Stated Amount of such Participated Letter of Credit, and participating interests in any such newly issued Participated Letter of Credit shall be allocated among non-Defaulting Lenders (and Defaulting Lenders shall not participate therein). (c) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the L/C Agent and the Fronting Bank agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Lenders in accordance with the Commitments without giving effect to Section 4.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of any Credit Party while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly

18017730v8 24740.00144 59 agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. SECTION 4.16 Provisions Relating to NAIC Qualified Lenders. (a) Each Lender represents that on the date of this Agreement (or, if later, the date such Lender becomes a party to this Agreement), it is a NAIC Qualified Lender. Each Lender agrees to use commercially reasonable efforts in order to, at all times, (i) be listed on the NAIC Qualified Institution List or (ii) if such Lender ceases to be listed on the NAIC Qualified Institution List, maintain in effect a Confirming Lender Agreement with a Person which is listed on the NAIC Qualified Institution List to act as a Confirming Lender for such Lender in respect of its obligations under the Syndicated Letters of Credit (which Person, prior to entering in such Confirming Lender Agreement, shall be subject to the prior written consent of each of the Account Parties and the Administrative Agent, such consent, in each case, shall not be unreasonably withheld). If any Lender shall enter into a Confirming Lender Agreement hereunder at any time, it shall promptly furnish a copy thereof to the Account Parties and the Administrative Agent. In connection with the execution or termination of any Confirming Lender Agreement, the L/C Agent is authorized to amend or replace each outstanding Syndicated Letter of Credit to add or remove the applicable Lender and Confirming Lender, as the case may be. Each Lender shall promptly provide evidence to the Administrative Agent or the Account Parties of such Lender’s compliance with the requirements of this Section 4.16 upon request by the Administrative Agent or the Account Parties. (b) If at any time any Lender shall cease to be a NAIC Qualified Lender, such Lender shall promptly notify the Account Parties and the Administrative Agent and forthwith comply with its obligations under this Section 4.16. Upon receipt of such notice, the Account Parties may request to have Wells Fargo act as Fronting Bank for such Non-NAIC Qualified Lender with respect to any Syndicated Letter of Credit Exposure attributable to such Non-NAIC Qualified Lender. Wells Fargo may, in its sole discretion, agree to act as a Fronting Bank with respect to such Syndicated Letter of Credit Exposure, but Wells Fargo has no obligation to do so. (c) In the event Wells Fargo agrees to act as a Fronting Bank pursuant to Section 4.16(b), the L/C Agent is authorized, upon the Account Parties’ request, to amend or replace each outstanding Syndicated Letter of Credit to remove the applicable Non-NAIC Qualified Lender and add Wells Fargo to reflect the application of this Section 4.16 and to issue new Syndicated Letters of Credit reflecting the application of this Section 4.16. With respect to any Syndicated Letter of Credit as to which Wells Fargo acts as a Fronting Bank for a Non-NAIC Qualified Lender, Wells Fargo shall be deemed to have sold and transferred to such Non-NAIC Qualified Lender, and such Non-NAIC Qualified Lender shall be deemed irrevocably and unconditionally to have purchased and received from Wells Fargo, without recourse or warranty, an undivided interest and participation in such Non-NAIC Qualified Syndicated Letter of Credit Exposure. The purchase and funding of such participation shall be governed by the provisions of Section 3.2(c), Section 3.2(d) and Section 3.2(f), mutatis mutandis. (d) No Non-NAIC Qualified Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Non-NAIC Qualified Lender (and no Credit Party shall be required to pay any such fee that otherwise would have been required to have been paid to that Non- NAIC Qualified Lender), in each case unless such Lender has in effect a Confirming Lender Agreement with a Person which is listed on the NAIC Qualified Institution List to act as a Confirming Lender in accordance with this Section 4.16 or Wells Fargo acts as a Fronting Bank for such Non-NAIC Qualified Lender in accordance with this Section 4.16.

18017730v8 24740.00144 60 ARTICLE V CONDITIONS OF CLOSING AND BORROWING SECTION 5.1 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Loans, and the obligation of the Issuing Lenders to issue any Letters of Credit, if any, on the Closing Date, is subject to the satisfaction of each of the following conditions: (a) Executed Loan Documents. This Agreement, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist hereunder or thereunder. (b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent: (i) Officer’s Certificate of the Borrower. A certificate from a Responsible Officer of the Borrower to the effect that (A) all representations and warranties of the Credit Parties contained in this Agreement and the other Loan Documents are true, correct and complete in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects); (B) as of the Closing Date, no Default or Event of Default has occurred and is continuing; (C) except as set forth on Schedule 6.13, since December 31, 2024, no event has occurred or condition arisen, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect; and (D) each of the Credit Parties, as applicable, has satisfied each of the conditions set forth in Section 5.1 and Section 5.2 as of the Closing Date. (ii) Certificate of Secretary of each Credit Party. A certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Credit Party as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 5.1(b)(iii) required to be satisfied as of the Closing Date. (iii) Certificates of Good Standing. Certificates as of a recent date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party is qualified to do business. (iv) Opinions of Counsel. Opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, the Loan Documents and such other matters as the Administrative Agent shall request.

18017730v8 24740.00144 61 (c) Consents; Defaults. (i) Governmental and Third Party Approvals. The Credit Parties shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement and the other Loan Documents and all applicable waiting periods shall have expired without any action being taken by any Person that would reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent would reasonably be expected to have such effect. (ii) No Injunction, Etc. No action, proceeding or investigation shall have been instituted, threatened in writing or proposed in writing before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby. (d) Payment at Closing. The Credit Parties shall have paid (i) to the Arrangers and the Administrative Agent, the fees required under the Engagement Letter to be paid on the Closing Date, in the amounts due and payable on the Closing Date as required by the terms thereof, subject to receipt of appropriate invoicing details, and (ii) all other fees and reasonable expenses of the Arrangers, the Administrative Agent, the L/C Agent, the Issuing Lenders and the Lenders required hereunder or under any other Loan Document to be paid on or prior to the Closing Date (including reasonable fees and expenses of counsel) in connection with this Agreement, the other Loan Documents and the transactions contemplated hereby. (e) Existing Agreement. All accrued and unpaid interest and fees outstanding under the Existing Agreement shall have been paid in full. (f) Term Loan Agreement Amendment. The Term Loan Agreement shall have been amended substantially concurrent with the execution of this Agreement in a manner satisfactory to the Administrative Agent. (g) Miscellaneous. (i) PATRIOT Act, etc. The Credit Parties shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent prior to the Closing Date in order to comply with requirements of any Anti-Money Laundering Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations. (ii) Beneficial Ownership Certification. At least five Business Days prior to the Closing Date, any Credit Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Credit Party. Without limiting the generality of the provisions of Section 10.3, for purposes of determining compliance with the conditions specified in this Section 5.1, the Administrative Agent and each Lender that has signed

18017730v8 24740.00144 62 this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. SECTION 5.2 Conditions to All Extensions of Credit. The obligations of the Lenders to make or participate in any Extensions of Credit and/or any Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, issuance or extension date: (a) Continuation of Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, on and as of such borrowing, issuance or extension date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date). (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issuance or extension date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date. (c) Notices. The Administrative Agent shall have received a Notice of Borrowing or a Letter of Credit Notice, as applicable, from the Borrower or the applicable Account Party as required hereunder. (d) Miscellaneous. In addition to the foregoing, each Issuing Lender shall be under no obligation to issue any Letter of Credit (and, with respect to Syndicated Letters of Credit, the L/C Agent shall not Issue any Syndicated Letter of Credit on behalf of the Issuing Lenders) if: (i) any order, judgment or decree of any Governmental Authority or arbitrator having jurisdiction over such Issuing Lender shall by its terms enjoin or restrain the issuance of such Letter of Credit or any law applicable to such Issuing Lender, the Administrative Agent or any Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over it shall prohibit, or request that it refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon it with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such issuing Lender is not otherwise compensated) not in effect on the Closing Date, or any unreimbursed loss, cost or expense which was not applicable or in effect as of the Closing Date and which such Issuing Lender in good faith deems material to it; (ii) the L/C Agent or the Fronting Bank, as applicable, shall have delivered a Notice of Non-Extension with respect to such Letter of Credit; (iii) the Administrative Agent has received written notice from the Fronting Bank, the L/C Agent or the Required Lenders, as the case may be, or from any Credit Party, on or prior to the

18017730v8 24740.00144 63 Business Day prior to the requested date of the issuance of such Letter of Credit, that one or more of the applicable conditions under this Section 5.2 is not then satisfied; (iv) the expiry date of such Letter of Credit would occur more than twelve months after the date of issuance or last extension unless the Required Lenders have approved such expiry date; (v) the expiry date of such Letter of Credit occurs after the Final Maturity Date, unless all of the Lenders have approved such expiry date in writing; (vi) such Letter of Credit is not substantially in form and substance reasonably acceptable to the Fronting Bank or the L/C Agent (acting on behalf of the Issuing Lenders); (vii) such Letter of Credit is denominated in a currency other than Dollars; (viii) immediately after giving effect thereto, either (A) any Lender’s Revolving Credit Exposure would exceed such Lender’s Commitment at such time, or (B) the aggregate Revolving Credit Exposure of the Lenders would exceed the aggregate Commitments at such time; or (ix) in the case of a Syndicated Letter of Credit, any Lender is a Non-NAIC Qualified Lender at such time (unless such Lender has in effect a Confirming Lender Agreement with a Person which is listed on the NAIC Qualified Institution List to act as a Confirming Lender in accordance with Section 4.16 or Wells Fargo acts as a Fronting Bank for such Non-NAIC Qualified Lender in accordance with Section 4.16(b)). (e) PATRIOT Act, etc. With respect to the first time a Letter of Credit is to be issued for the account of any Subsidiary of any Account Party, the Credit Parties shall have provided the Administrative Agent at least 10 Business Days’ prior written notice of such requested issuance (or such shorter period of time acceptable to the Administrative Agent if the Lenders have advised the Administrative Agent that they have received all documentation and other information required under this Section), and the Administrative Agent and the Lenders shall have received the documentation and other information reasonably requested by the Administrative Agent and the Lenders in order to comply with requirements of any Anti-Money Laundering Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations, with respect to such Subsidiary. ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Credit Parties hereby represent and warrant to the Administrative Agent, the Issuing Lenders and the Lenders both immediately before and immediately after giving effect to the transactions contemplated hereunder, which representations and warranties shall be deemed made on the Closing Date and as otherwise set forth in Section 5.2, that: SECTION 6.1 Organization; Power; Qualification. Each Credit Party and each Material Subsidiary thereof (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has the power and authority to own its Properties and to carry on its business as now being and hereafter proposed to be conducted and (c) is duly qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification and authorization except in jurisdictions where the failure to be so

18017730v8 24740.00144 64 qualified or in good standing would not reasonably be expected to result in a Material Adverse Effect. No Credit Party is an Affected Financial Institution or a Covered Entity. SECTION 6.2 Ownership. Each Subsidiary of each Credit Party as of the Closing Date, and the percentage ownership of each owner in such Subsidiary as of the Closing Date, is listed on Schedule 6.2. All outstanding shares of the Borrower and each of its applicable Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and not subject to any preemptive or similar rights, except as described in Schedule 6.2. Each direct or indirect owner of the Borrower that beneficially owns 10% or more of the aggregate Equity Interests of the Borrower as of the Closing Date, together with such owner’s percentage ownership, is described on Schedule 6.2. As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or require the issuance of Equity Interests of any Credit Party or any Subsidiary thereof, except as described on Schedule 6.2. SECTION 6.3 Authorization; Enforceability. Each Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of each Credit Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies. SECTION 6.4 Compliance of Agreement, Loan Documents and Extensions of Credit with Laws, Etc. The execution, delivery and performance by each Credit Party of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the transactions contemplated hereby or thereby do not and will not, by the passage of time, the giving of notice or otherwise, (a) require any Governmental Approval or violate any Applicable Law relating to any Credit Party where the failure to obtain such Governmental Approval or such violation would reasonably be expected to have a Material Adverse Effect, (b) conflict with, result in a breach of or constitute a default under the Organizational Documents of any Credit Party, (c) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens or (e) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement other than consents, authorizations, filings or other acts or consents for which the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 6.5 Compliance with Law; Governmental Approvals. Each Credit Party and each Material Subsidiary thereof (a) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to its knowledge, threatened in writing attack by direct or collateral proceeding, (b) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties and (c) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any

18017730v8 24740.00144 65 Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law, except in each case of clauses (a), (b) or (c) where the failure to have, comply or file would not reasonably be expected to have a Material Adverse Effect. SECTION 6.6 Tax Returns and Payments. Each Credit Party and each Material Subsidiary thereof has timely filed all federal, state, provincial, local and foreign tax returns and reports required to be filed by it and has paid all Taxes, assessments, fees and other charges levied upon it or upon its properties that are shown thereon as due and payable, other than (i) those Taxes, assessments, fees and other charges that are being contested in good faith and by proper proceedings and for which adequate reserves have been established in accordance with GAAP or (ii) where the failure to file such returns and reports or the failure to pay such Taxes, assessments, fees and other charges would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of the Credit Parties, there is no ongoing audit or examination or other investigation by any Governmental Authority of the tax liability of any Credit Party or any Subsidiary thereof the outcome of which would reasonably be expected to have a Material Adverse Effect. SECTION 6.7 Intellectual Property Matters. Each Credit Party and each Material Subsidiary thereof owns or possesses legal rights to use all material franchises, licenses, copyrights, copyright applications, patents, patent rights or licenses, patent applications, trademarks, trademark rights, service mark, service mark rights, trade names, trade name rights, copyrights and other rights with respect to the foregoing which taken as a whole are reasonably necessary to conduct its business where the failure to own or possess such legal rights would not reasonably be expected to have a Material Adverse Effect. SECTION 6.8 Environmental Matters. Each of the Credit Parties and its Subsidiaries is in compliance with existing Environmental Laws and there are no pending environmental claims alleging potential liability or responsibility for any violation of any Environmental Law on their respective businesses, operations and properties, in each case that individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. SECTION 6.9 Employee Benefit Matters. (a) Each Credit Party and each ERISA Affiliate is in compliance with all applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where a failure to so comply would not reasonably be expected to have a Material Adverse Effect. (b) No Termination Event has occurred or is reasonably expected to occur except for such events that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. (c) As of the Closing Date, the Credit Parties are not nor will be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments. SECTION 6.10 Margin Stock. No Credit Party nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U of the FRB). No part of the proceeds of any Extensions of Credit will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

18017730v8 24740.00144 66 SECTION 6.11 Government Regulation. No Credit Party nor any Material Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act). SECTION 6.12 Financial Statements. (a) The Borrower has furnished to the Administrative Agent and Lenders copies of (i) the audited consolidated balance sheets of the Borrower and its Subsidiaries for the fiscal years ending December 31, 2023, December 31, 2024 and the related statements of income, shareholders’ equity and cash flows for the fiscal years then ended, together with the opinion of Ernst & Young Ltd. thereon, prepared in accordance with GAAP, (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the last day of the fiscal quarter ending March 31, 2024, and the related statements of income, shareholders’ equity and cash flows for the partial period then ended, prepared in accordance with GAAP, subject to the absence of notes required by GAAP and normal year-end adjustments, (iii) the audited consolidated balance sheets of Hamilton Re and its Subsidiaries for the fiscal years ending December 31, 2023, December 31, 2024 and the related statements of income, shareholders’ equity and cash flows for the fiscal years then ended, together with the opinion of Ernst & Young Ltd. thereon, prepared in accordance with GAAP, and (iv) the unaudited consolidated balance sheet of Hamilton Re and its Subsidiaries as of the last day of the fiscal quarter ending March 31, 2024, and the related statement of income for the partial period then ended, prepared in accordance with GAAP, subject to the absence of notes required by GAAP and normal year-end adjustments. Such financial statements present fairly in all material respects the financial condition of the Borrower, Hamilton Re and their respective Subsidiaries, and the results of their operations and their cash flows, as of the dates and for the periods indicated, unless expressly disclosed to the Administrative Agent and the Lenders in writing to the contrary prior to the Closing Date. (b) Neither (i) the board of directors of the Borrower or a committee thereof or an authorized officer of the Borrower or Hamilton Re has concluded that any financial statement previously furnished to the Administrative Agent should no longer be relied upon because of an error, nor (ii) has the Borrower or Hamilton Re been advised by its auditors that a previously issued audit report or interim review cannot be relied on. SECTION 6.13 No Material Adverse Change. Except as set forth on Schedule 6.13, since December 31, 2024 (a) there has been no material adverse change in the properties, business, operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries (taken as a whole) and (b) no event has occurred or condition arisen, either individually or in the aggregate, that would reasonably be expected to have a Material Adverse Effect. SECTION 6.14 Solvency. The Credit Parties taken together are Solvent. SECTION 6.15 Ownership of Properties. Each Credit Party and each Material Subsidiary thereof (i) has good and marketable title to all real property owned by it, (ii) holds interests as lessee under valid leases in full force and effect with respect to all material leased real and personal property used in connection with its business, and (iii) has good title to all of its other material properties and assets necessary or used in the ordinary course of its business, except for such defects in title as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 6.16 Insurance Licenses. Each Insurance Subsidiary holds licenses (including licenses or certificates of authority from relevant Insurance Regulatory Authorities), permits or authorizations in all jurisdictions necessary to transact its insurance and reinsurance business (collectively, the “Licenses”), except where the failure to hold such License would not reasonably be expected to have a

18017730v8 24740.00144 67 Material Adverse Effect. (i) No such License is the subject of a proceeding for suspension, revocation or limitation or any similar proceedings, and (ii) no such suspension, revocation or limitation is threatened in writing by any relevant Insurance Regulatory Authority, that, in each instance under (i) and (ii) above, would individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. SECTION 6.17 Litigation. There are no actions, suits or proceedings pending nor, to its knowledge, threatened in writing against any Credit Party or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that would reasonably be expected to have a Material Adverse Effect. SECTION 6.18 Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. (a) None of (i) each Credit Party, any Subsidiary, any of their respective directors, officers, or, to the knowledge of any Credit Party, or such Subsidiary, any of their respective employees or Affiliates, or (ii) any agent or representative of any Credit Party or any Subsidiary that will act in any capacity in connection with or benefit from the Credit Facility, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) is controlled by or is acting on behalf of a Sanctioned Person, (C) has its assets located in a Sanctioned Country, (D) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any governmental entity regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a governmental authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (E) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons. (b) Each of the Borrower and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws, and Sanctions applicable to such Persons. (c) Each of the Borrower and its Subsidiaries, each director, officer, and to the knowledge of the Borrower, employee, agent and Affiliate of the Borrower and each such Subsidiary, is in compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws, and Sanctions in all material respects. (d) No proceeds of any Loans or Letters of Credit have been used, directly or, to the Borrower’s knowledge, indirectly, by the Borrower or any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 7.12(c). SECTION 6.19 Disclosure. No financial statement, material report, material certificate or other material factual information furnished (whether in writing or orally) by or on behalf of any Credit Party or any Material Subsidiary thereof to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken together as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein (taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, pro forma financial information, estimated financial information and other projected or estimated information, such information was prepared in good faith based upon assumptions believed to be reasonable at the time prepared (it being recognized by the Lenders that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections may materially vary from such projections). As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

18017730v8 24740.00144 68 SECTION 6.20 Outbound Investment Rules. No Credit Party nor any Subsidiary thereof is a “covered foreign person” as that term is used in the Outbound Investment Rules. No Credit Party nor any Subsidiary thereof currently engages, or has any present intention to engage in the future, directly or indirectly, in any activity that would cause the Administrative Agent, any Lender or any Issuing Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent, any Lender or any Issuing Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE VII AFFIRMATIVE COVENANTS Until all of the Obligations (other than contingent indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have terminated, expired or been Cash Collateralized and the Commitments terminated, each Credit Party will, and will cause each of its Subsidiaries (other than the Excluded Subsidiaries) to: SECTION 7.1 Financial Statements. Deliver to the Administrative Agent, in form and detail satisfactory to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) Annual Financial Statements. As soon as practicable and in any event within 90 days (or, if earlier, on the date of any required public filing thereof) after the end of each Fiscal Year (commencing with the Fiscal Year ended December 31, 2025), (i) an audited consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such Fiscal Year and audited consolidated statements of income, retained earnings and cash flows including the notes thereto and (ii) an audited consolidated balance sheet of Hamilton Re and its Subsidiaries as of the close of such Fiscal Year and audited consolidated statements of income, retained earnings and cash flows including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year. Such annual financial statements shall be audited by Ernst & Young LLP or an independent certified public accounting firm of recognized national standing acceptable to the Administrative Agent, and accompanied by a report thereon by such certified public accountants prepared in accordance with generally accepted auditing standards that is not subject to any “going concern” or similar qualification or exception or any qualification as to the scope of such audit or with respect to accounting principles followed by the Borrower, Hamilton Re or any of their respective Subsidiaries not in accordance with GAAP. (b) Quarterly Financial Statements. As soon as practicable and in any event within 60 days (or, if earlier, on the date of any required public filing thereof) after the end of the first three fiscal quarters of each Fiscal Year (commencing with the fiscal quarter ended June 30, 2025), (i) an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal quarter and unaudited consolidated statements of income, retained earnings and cash flows, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared in accordance with GAAP and (ii) an unaudited consolidated balance sheet of Hamilton Re and its Subsidiaries as of the close of such fiscal quarter and an unaudited consolidated statement of income, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared in accordance with GAAP, and, in each case of clauses (i) and (ii), such financial statements present fairly in all material respects the financial condition of the

18017730v8 24740.00144 69 Borrower and its Subsidiaries, as applicable, on a consolidated basis as of their respective dates and the results of operations of the Borrower and its Subsidiaries, as applicable, for the respective periods then ended, subject to normal year-end adjustments and the absence of footnotes. SECTION 7.2 Certificates; Other Reports. Deliver to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) at each time financial statements are delivered pursuant to Section 7.1(a) or (b), a duly completed Officer’s Compliance Certificate signed by a Financial Officer of the Borrower; (b) as soon as practicable following each delivery of the financial statements described in Section 7.1(a), a financial condition report as may be applicable to the Account Parties, in accordance with Rule 3 of the Insurance (Public Disclosure) Rules 2015 of Bermuda or section 30 of the Insurance (Group Supervision) Rules 2011 of Bermuda; (c) promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable Anti-Money Laundering Laws (including, without limitation, any applicable “know your customer” rules and regulations and the PATRIOT Act), as from time to time reasonably requested by the Administrative Agent or any Lender; and (d) such other documents or information regarding the operations, business affairs and financial condition of any Credit Party or any Subsidiary thereof as the Administrative Agent or any Lender may reasonably request (including, without limitation, copies of the Organizational Documents of any Credit Party or any Subsidiary thereof); provided that with respect to each Excluded Subsidiary, each Credit Party shall only be required to use commercially reasonable efforts to provide such information and shall not be required to pay any fees or other amounts or incur expenses to obtain such information. SECTION 7.3 Notice of Litigation and Other Matters. Promptly notify the Administrative Agent in writing of (which shall promptly make such information available to the Lenders in accordance with its customary practice): (a) the occurrence of any Default or Event of Default; (b) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving any Credit Party or any Subsidiary thereof (other than the Excluded Subsidiaries) or any of their respective properties, assets or businesses in each case that if adversely determined would reasonably be expected to result in a Material Adverse Effect; (c) any attachment, judgment, lien, levy or order exceeding the Threshold Amount (other than Permitted Liens) that has been assessed against any Credit Party or any Subsidiary thereof (other than the Excluded Subsidiaries); (d) (i) any unfavorable determination letter from the IRS regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by any Credit Party or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any Credit Party or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) the Borrower obtaining knowledge or reason to know that any Credit Party or any ERISA Affiliate has filed or intends to file a notice of

18017730v8 24740.00144 70 intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA, in each case, that would reasonably be expected to result in a Material Adverse Effect; and (e) any announcement by A.M. Best of any change in the Financial Strength Rating of Hamilton Re. Each notice pursuant to Section 7.3(a) shall be accompanied by a statement of a Responsible Officer of the Borrower or Hamilton Re setting forth details of the occurrence referred to therein and stating what action the Credit Parties have taken and proposes to take with respect thereto and shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. SECTION 7.4 Preservation of Corporate Existence and Related Matters. Except as permitted by Section 8.5, preserve and maintain its separate corporate existence or equivalent form and all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation or other entity and authorized to do business in each jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect. SECTION 7.5 Maintenance of Property and Licenses. (a) Protect and preserve all Properties necessary in and material to its business, including copyrights, patents, trade names, service marks and trademarks; maintain in good working order and condition, ordinary wear and tear excepted, all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all repairs, renewals and replacements thereof and additions to such Property necessary for the conduct of its business, so that the business carried on in connection therewith may be conducted in a commercially reasonable manner, in each case except as such action or inaction would not reasonably be expected to result in a Material Adverse Effect. (b) Maintain, in full force and effect in all material respects, each and every material license, permit, certification, qualification, approval or franchise issued by any Governmental Authority required for each of them to conduct their respective businesses as presently conducted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. SECTION 7.6 Insurance. Maintain insurance with financially sound and reputable insurance companies against at least such risks and in at least such amounts as are customarily maintained in the same general area by companies of established repute engaged in similar businesses and as may be required by Applicable Law. SECTION 7.7 Payment of Taxes and Other Obligations. Pay and perform all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its Property; provided, that the Borrower or such Subsidiary may contest any item described in this Section in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP, except where the failure to pay or perform such items described in this Section would not reasonably be expected to have a Material Adverse Effect. SECTION 7.8 Compliance with Laws and Approvals. Observe and remain in compliance in all material respects with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

18017730v8 24740.00144 71 SECTION 7.9 Environmental Laws. In addition to and without limiting the generality of Section 7.8, (a) comply with, and ensure such compliance by all tenants and subtenants with all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants and subtenants, if any, obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws and (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, in each case, except where such failure to do so would not reasonably be expected to result in a Material Adverse Effect. SECTION 7.10 Compliance with ERISA. In addition to and without limiting the generality of Section 7.8, (a) except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (ii) not take any action or fail to take action the result of which would reasonably be expected to result in a liability to the PBGC or to a Multiemployer Plan, (iii) not participate in any prohibited transaction that would result in any civil penalty under ERISA or tax under the Code and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (b) furnish to the Administrative Agent upon the Administrative Agent’s request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent. SECTION 7.11 Maintenance of Books and Records; Inspection. Each Credit Party shall, and shall cause each of their respective Material Subsidiaries to, (i) maintain adequate books, accounts and records, in which full, true and correct entries shall be made of all financial transactions in relation to its business and properties, and prepare all financial statements required under this Agreement, in each case in accordance with GAAP and in compliance with the requirements of any Governmental Authority having jurisdiction over it, and (ii) permit employees or agents of the Administrative Agent, and after the occurrence and during the continuance of an Event of Default, any Lender, to visit and inspect its properties and examine or audit its books, records, working papers and accounts and make copies and memoranda of them, and at its own cost and expense (other than after the occurrence of an Event of Default), and to discuss its affairs, finances and accounts with its officers and employees and, upon notice to the Borrower, the independent public accountants of the Credit Parties and their Material Subsidiaries (and by this provision the Credit Parties authorize such accountants to discuss the finances and affairs of the Credit Parties and their Material Subsidiaries), all at such times and from time to time, upon reasonable notice and during business hours, as may be reasonably requested; provided that notwithstanding anything herein, none of the Credit Parties or any of their respective Material Subsidiaries will be required to disclose or permit the inspection or discussion of, any document, information or other matter (a) that constitutes non-financial trade secrets or non-financial proprietary information, (b) in respect of which disclosure to the Administrative Agent or the Lenders (or their respective representatives) is prohibited by Applicable Law or any binding agreement or (c) that is subject to attorney client or similar privilege or constitutes attorney work product, provided further except during the continuance of an Event of Default the Administrative Agent shall not exercise such rights described in clause (ii) of this Section more than once per calendar year. SECTION 7.12 Use of Proceeds. (a) The Borrower shall use the proceeds of Loans for working capital and general corporate purposes of the Borrower and its Subsidiaries; provided that no part of the proceeds of any of the Loans shall be used for purchasing or carrying margin stock (within the meaning of Regulation T, U or X of the FRB) or for any purpose which violates the provisions of Regulation T, U or X of the FRB.

18017730v8 24740.00144 72 (b) Each Account Party shall use the L/C Facility (i) to support its and its Subsidiaries’ insurance obligations, obligations under reinsurance agreements and retrocession agreements to which it or any of its Subsidiaries is a party and similar risk obligations and (ii) to support its and its Subsidiaries’ general corporate purposes; provided, however, that the aggregate Letter of Credit Exposure at any time with respect to Letters of Credit issued pursuant to clause (b)(ii) shall not exceed $1,000,000 or such higher amount as may be approved by the Required Lenders. (c) No Credit Party will request any Extension of Credit, and the Borrower shall not use, and shall ensure that its Subsidiaries and its or their respective directors and officers and, to the Borrower’s knowledge, its and their respective employees and agents shall not use, the proceeds of any Extensions of Credit, directly or, to the Borrower’s knowledge, indirectly, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or a person subject or target of any Sanctions, or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 7.13 Compliance with Anti-Corruption Laws; Beneficial Ownership Regulation; Anti-Money Laundering Laws and Sanctions. The Credit Parties will (a) maintain in effect and enforce policies and procedures designed to ensure compliance by the Credit Parties, their Subsidiaries (other than the Excluded Subsidiaries) and their respective directors, officers, employees and agents with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws, and Sanctions and (b) promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation reasonably requested by it for purposes of complying with the Beneficial Ownership Regulation. SECTION 7.14 Further Assurances. Execute any and all further documents, agreements and instruments, and take all such further actions which may be required under any Applicable Law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents. ARTICLE VIII NEGATIVE COVENANTS Until all of the Obligations (other than contingent, indemnification obligations not then due) have been paid and satisfied in full in cash, all Letters of Credit have terminated, expired or been Cash Collateralized, and the Commitments terminated, the Credit Parties will not, and will not permit any of their respective Subsidiaries (other than the Excluded Subsidiaries) to: SECTION 8.1 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness except: (a) the Obligations; (b) the guaranty provided by the Guarantor pursuant to Article XII; (c) Indebtedness in the form of letters of credit issued under (i) letter of credit facilities of any Insurance Subsidiary to support its and its Subsidiaries’ insurance obligations, obligations under reinsurance agreements and retrocession agreements to which it or any of its Subsidiaries is a party and similar risk obligations, and (ii) the Barclays Agreement, provided, that face amounts of letters of credit

18017730v8 24740.00144 73 and related reimbursement obligations outstanding under the Barclays Agreement at any time shall not exceed $400,000,000; (d) Indebtedness under any Syndicate Arrangement; (e) unsecured intercompany Indebtedness: (i) owed by any Credit Party to another Credit Party; (ii) owed by any Credit Party to any Subsidiary that is not a Credit Party (provided that such Indebtedness shall be subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent); and (iii) owed by any Subsidiary that is not a Credit Party to a Credit Party or to another Subsidiary that is not a Credit Party; (f) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the ordinary course of business; (g) Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing; (h) Indebtedness existing on the Closing Date and listed on Schedule 8.1, and the renewal, refinancing, extension and replacement (but not the increase in the aggregate principal amount) thereof; (i) unsecured Indebtedness of any Credit Party, provided, that such Indebtedness does not contain representations and warranties, covenants and events of default that are materially more restrictive than those in this Agreement; (j) Subordinated Indebtedness of any Credit Party; (k) Indebtedness owing under Hedge Agreements entered into (i) in order to manage existing or anticipated interest rate, exchange rate or commodity price risks or (ii) in connection with insurance, reinsurance or other parametric, derivative or similar risk transfer arrangements, either assumed or ceded, in the ordinary course, in each case not for speculative purposes; (l) capital and finance lease obligations and Indebtedness incurred in connection with purchase money Indebtedness in an aggregate amount not to exceed $50,000,000 at any time outstanding; (m) Indebtedness of a Person existing at the time such Person became a Subsidiary or assets were acquired from such Person in connection with an Investment permitted pursuant to Section 8.3, to the extent that (i) such Indebtedness was not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary or the acquisition of such assets, and (ii) no Credit Party or any Subsidiary thereof (other than such Person or any other Person that such Person merges with or that acquires the assets of such Person) shall have any liability or other obligation with respect to such Indebtedness; (n) guarantees (A) by any Credit Party of Indebtedness otherwise permitted under this Section 8.1 and (B) by any Subsidiary that is not a Credit Party of Indebtedness permitted under Section 8.1(k), (l) and (o);

18017730v8 24740.00144 74 (o) Indebtedness under the Term Loan Agreement; and (p) Indebtedness not otherwise permitted pursuant to this Section in an aggregate principal amount not to exceed $25,000,000 at any time outstanding. SECTION 8.2 Liens. Create, incur, assume or suffer to exist, any Lien on or with respect to any of its Property (other than “margin stock” which if covered hereby would cause the Lenders to be in violation of Regulation U), whether now owned or hereafter acquired, except: (a) Liens on Cash Collateral granted pursuant to the Loan Documents; (b) Liens constituting a Permitted Security; (c) Liens granted to the financial institutions under the Barclays Agreement, as in effect on the date hereof (and including the same Liens under any renewals, refinancings or replacements of such agreement after the date hereof); (d) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) not yet due or as to which the period of grace, if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP; (e) Liens in existence on the Closing Date and described on Schedule 8.2, and the replacement, renewal or extension thereof (including Liens incurred, assumed or suffered to exist in connection with any refinancing, refunding, renewal or extension of Indebtedness permitted pursuant to Section 8.1(h) (solely to the extent that such Liens were in existence on the Closing Date and described on Schedule 8.1)); provided that the scope of any such Lien shall not be increased, or otherwise expanded, to cover any additional property or type of asset, as applicable, other than any future additional property or type of asset required to be included as in existence on the Closing Date, including products and proceeds of the foregoing; (f) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which (i) Liens are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP or (ii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries; (g) deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, or to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business; (h) encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially impair the use thereof in the ordinary conduct of business;

18017730v8 24740.00144 75 (i) Liens arising from the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to operating leases entered into in the ordinary course of business of the Borrower and its Subsidiaries; (j) Liens securing Indebtedness permitted under Section 8.1(l); provided that (i) such Liens shall be created within one hundred twenty (120) days of the acquisition, repair, construction, improvement or lease, as applicable, of the related Property, (ii) such Liens do not at any time encumber any property other than the Property financed or improved by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed one hundred percent (100%) of the original price for the purchase, repair, construction, improvement or lease amount (as applicable) of such Property at the time of purchase, repair, construction, improvement or lease (as applicable); (k) Liens securing judgments for the payment of money not constituting an Event of Default under Section 9.1(l) or securing appeal or other surety bonds relating to such judgments; (l) (i) Liens on Property (i) of any Subsidiary which are in existence at the time that such Subsidiary is acquired and (ii) of the Borrower or any of its Subsidiaries existing at the time such tangible property or tangible assets are purchased or otherwise acquired by the Borrower or such Subsidiary thereof pursuant to a transaction permitted pursuant to this Agreement; provided that, with respect to each of the foregoing clauses (i) and (ii), (A) such Liens are not incurred in connection with, or in anticipation of, such purchase or other acquisition, (B) such Liens are applicable only to specific Property, (C) such Liens are not “blanket” or all asset Liens, (D) such Liens do not attach to any other Property of the Borrower or any of its Subsidiaries and (E) the Indebtedness secured by such Liens is permitted under Section 8.1(m) of this Agreement); (m) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4- 210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of setoff and recoupment with respect to any deposit account of the Borrower or any Subsidiary thereof; (n) (i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord, and (ii) contractual Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets relating to such contract; (o) any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower or its Subsidiaries or (ii) secure any Indebtedness; and (p) Liens not otherwise permitted hereunder securing Indebtedness or other obligations in the aggregate principal amount not to exceed $25,000,000 at any time outstanding. SECTION 8.3 Investments. Make any Investment, except: (a) Investments (other than Acquisitions) made in accordance with the investment policy approved by the board of directors of the Borrower from time to time; (b) Investments in existence on the Closing Date set forth on Schedule 8.3;

18017730v8 24740.00144 76 (c) Investments (including intercompany loans made by a Credit Party pursuant to Section 8.1(e)) by the Borrower in any Subsidiary or any Subsidiary in another Subsidiary; (d) Investments in cash and Cash Equivalents; (e) Investments by the Borrower or any of its Subsidiaries consisting of capital expenditures; (f) deposits made in the ordinary course of business to secure the performance of leases or other obligations as permitted by Section 8.2; (g) Hedge Agreements permitted pursuant to Section 8.1; (h) purchases of assets in the ordinary course of business; (i) Investments consisting of Acquisitions consistent with Section 8.10; provided, that immediately prior and after giving effect to each such Acquisition, (i) no Event of Default shall have occurred and be continuing; (ii) such Acquisition has been duly authorized by (A) the board of directors of the Borrower (to the extent such approval is required by the Borrower’s constituent documents) and (B) such Person to be acquired prior to the commencement of any tender offer, proxy contest or the like in respect thereof, if applicable, and (iii) such Acquisition would not reasonably be expected to result in the Financial Strength Rating of Hamilton Re to fall below A-; and (j) Investments in the form of Restricted Payments permitted pursuant to Section 8.6. SECTION 8.4 Fundamental Changes. Except as permitted under Section 8.5, merge, amalgamate consolidate or enter into any similar combination (whether in a single transaction or a series of transactions) with, any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), except that (i) any Credit Party or any Subsidiary may merge into or consolidate with any other Person so long as (a) the surviving corporation is a Credit Party or a Wholly-Owned Subsidiary of a Credit Party (and in any event, if a Credit Party is a party to such merger, amalgamation or consolidation, the surviving corporation shall be such Credit Party, it being understood and agreed that in the case of a merger, amalgamation or consolidation between the Borrower and any other Credit Party, the survivor corporation of such merger, amalgamation or consolidation shall be the Borrower), and (b) immediately before and after giving effect thereto, no Default or Event of Default would occur or exist and (ii) any Subsidiary may liquidate, wind up or dissolve if (x) such Subsidiary owns no more than a nominal amount of assets, has no more than a nominal amount of liabilities and does not actively conduct, transact or otherwise engage in any business or operations and (y) such liquidation, winding up or dissolution is not materially disadvantageous to the Lenders. SECTION 8.5 Asset Dispositions. Make any Asset Disposition except: (a) any Asset Disposition in the ordinary course of business, including any intra-Group capital contributions; (b) the transfer of assets to any Credit Party pursuant to any transaction permitted pursuant to Section 8.4; (c) the write-off, discount, sale or other disposition of defaulted or past-due receivables and similar obligations in the ordinary course of business and not undertaken as part of an accounts receivable financing transaction;

18017730v8 24740.00144 77 (d) dispositions of Investments in cash and Cash Equivalents, including any disposition as to which the proceeds are applied to the Obligations of any Credit Party under this Agreement or the Term Loan Agreement substantially concurrent with such disposition; (e) the transfer by any Credit Party of its assets to any other Credit Party; (f) the transfer by any Subsidiary of the Borrower of its assets to any Credit Party (provided that in connection with any new transfer, such Credit Party shall not pay more than an amount equal to the fair market value of such assets as determined in good faith at the time of such transfer); (g) the transfer by any Wholly-Owned Subsidiary of the Borrower (other than Hamilton Re) of its assets to another Wholly-Owned Subsidiary of the Borrower (other than Hamilton Re); (h) the sale of obsolete, worn-out or surplus assets no longer used or usable in the business of the Borrower or any of its Subsidiaries; (i) any Asset Disposition described on Schedule 8.5; (j) any Restricted Payments permitted pursuant to Section 8.6; (k) any Asset Disposition as to which the proceeds are applied to the Obligations of any Credit Party under this Agreement (with a corresponding reduction of the Commitments hereunder) or the Term Loan Agreement substantially concurrent with such Asset Disposition; and (l) Asset Dispositions not otherwise permitted pursuant to this Section; provided that (i) at the time of such Asset Disposition, no Event of Default shall exist or would result from such Asset Disposition, (ii) such Asset Disposition is made for fair market value, and (iii) the aggregate fair market value of all property disposed of in reliance on this clause (l) shall not exceed $10,000,000 in any Fiscal Year. SECTION 8.6 Restricted Payments. Declare or pay any Restricted Payments; provided that: (a) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may declare and pay cash dividends to the holders of its Equity Interests; (b) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may redeem, retire or otherwise acquire shares of its Equity Interests or options or other equity or phantom equity in respect of its Equity Interests; and (c) any Subsidiary of the Borrower may (i) declare and pay dividends to any Credit Party or to a Wholly-Owned Subsidiary and (ii) declare and pay pro rata dividends to such Subsidiary’s equity holders. SECTION 8.7 Transactions with Affiliates. Directly or indirectly enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with (a) any executive officer, director or direct or indirect holder of 10% or more Equity Interests in, or other Affiliate of, the Borrower or any of its Subsidiaries, (b) any Affiliate of any such executive officer, director or holder, other than: (i) transactions permitted by Section 8.1, 8.3, 8.4, 8.5, and 8.6;

18017730v8 24740.00144 78 (ii) transactions among Credit Parties not prohibited hereunder; (iii) other transactions on terms as favorable as would be obtained by it on a comparable arm’s-length transaction with an independent, unrelated third party as determined in good faith by the board of directors (or equivalent governing body) of the Borrower; (iv) employment and severance arrangements (including equity incentive plans and employee benefit plans and arrangements) with their respective officers and employees in the ordinary course of business; and (v) payment of customary fees and reasonable out of pocket costs to, and indemnities for the benefit of, directors, officers and employees of the Borrower and its Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Subsidiaries. SECTION 8.8 Accounting Changes; Organizational Documents. (a) Change its Fiscal Year end or make (without the consent of the Administrative Agent) any material change in its accounting treatment and reporting practices except as required by GAAP. (b) Amend, modify or change its Organizational Documents (including, without limitation, the Borrower’s Shareholders Agreement) in any manner materially adverse to the rights or interests of the Lenders under the Loan Documents, as determined in good faith by the Administrative Agent (it being understood that the Borrower is not required to submit for approval any amendment, modification or change that is not materially adverse to the rights or interests of the Lenders under the Loan Documents). The Administrative Agent’s determination in good faith as to whether any such amendment, modification or change is materially adverse to the rights or interests of the Lenders under the Loan Documents shall be conclusive and binding on all parties hereto, and the Administrative Agent agrees to respond within 10 Business Days to any request by a Credit Party to make such a determination in connection with an amendment, modification or change to an Organizational Document. SECTION 8.9 No Further Negative Pledges; Restrictive Agreements. (a) Enter into, assume or be subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (i) pursuant to this Agreement and the other Loan Documents, (ii) pursuant to the Barclays Agreement as in effect on the date hereof (and any renewals, refinancings or replacements of such agreement after the date hereof that contain substantially similar restrictions as in effect on the date hereof), (iii) customary restrictions contained in the Organizational Documents of any Subsidiary of the Borrower as of the Closing Date, (iv) customary restrictions in connection with any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (v) pursuant to any letter of credit facility permitted under Section 8.1(c)(i) containing restrictions that are not materially more restrictive than those in this Agreement, (vi) pursuant to any unsecured Indebtedness incurred pursuant to Section 8.1(i) and (vii) pursuant to the Term Loan Agreement. (b) Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Material Subsidiary thereof to (i) pay dividends or make any other distributions to any Credit Party or any Subsidiary on its Equity Interests or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any

18017730v8 24740.00144 79 Indebtedness or other obligation owed to any Credit Party or (iii) make loans or advances to any Credit Party, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents, (B) Applicable Law, (C) the Barclays Agreement as in effect on the date hereof (and any renewals, refinancings or replacements of such agreement after the date hereof that contain substantially similar restrictions as in effect on the date hereof), (D) pursuant to any letter of credit facility permitted under Section 8.1(c)(i) containing restrictions that are not materially more restrictive than those in this Agreement, (E) pursuant to any unsecured Indebtedness incurred pursuant to Section 8.1(i) and (F) pursuant to the Term Loan Agreement. (c) Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Credit Party or any Material Subsidiary thereof to (i) sell, lease or transfer any of its properties or assets to any Credit Party or (ii) act as a Credit Party pursuant to the Loan Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except in each case for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Loan Documents, (B) Applicable Law, (C) the Barclays Agreement as in effect on the date hereof (and any renewals, refinancings or replacements of such agreement after the date hereof that contain substantially similar restrictions as in effect on the date hereof), (D) any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien), (E) obligations that are binding on a Subsidiary at the time such Subsidiary first becomes a Subsidiary of the Borrower, so long as such obligations are not entered into in contemplation of such Person becoming a Subsidiary, (F) customary restrictions contained in an agreement related to the sale of Property (to the extent such sale is permitted pursuant to Section 8.5) that limit the transfer of such Property pending the consummation of such sale, (G) customary restrictions in leases, subleases, licenses and sublicenses or asset sale agreements otherwise permitted by this Agreement so long as such restrictions relate only to the assets subject thereto, (H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (I) pursuant to any letter of credit facility permitted under Section 8.1(c)(i) containing restrictions that are not materially more restrictive than those in this Agreement, (J) pursuant to any unsecured Indebtedness incurred pursuant to Section 8.1(i) and (K) pursuant to the Term Loan Agreement. SECTION 8.10 Nature of Business. Engage in any business other than the business conducted by the Borrower and its Material Subsidiaries as of the Closing Date and any business or business activities incidental or reasonably related or ancillary thereto or that are reasonable extensions, developments, and expansions thereof. SECTION 8.11 Sale Leasebacks. Directly or indirectly become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease, capital lease or finance lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which any Credit Party or any Subsidiary thereof has sold or transferred or is to sell or transfer to a Person which is not another Credit Party or Subsidiary of a Credit Party or (b) which any Credit Party or any Subsidiary of a Credit Party intends to use for substantially the same purpose as any other Property that has been sold or is to be sold or transferred by such Credit Party or such Subsidiary to another Person which is not another Credit Party or Subsidiary of a Credit Party in connection with such lease. SECTION 8.12 Financial Strength Rating. At any time, permit the Financial Strength Rating of Hamilton Re and any other present or future material Insurance Subsidiary of the Borrower to fall below B++.

18017730v8 24740.00144 80 SECTION 8.13 Financial Covenants. (a) Consolidated Indebtedness to Total Capitalization Ratio. At any time after the Closing Date, permit the ratio of Consolidated Indebtedness to Total Capitalization of the Borrower and its Subsidiaries to be greater than 30%. For the purposes of calculating this ratio: (i) Consolidated Indebtedness will be calculated on a consolidated basis (and therefore intra-Group balances shall not be treated as Consolidated Indebtedness); and (ii) Letters of credit outstanding under the Barclays Agreement in relation to which no unreimbursed demand is outstanding will not be treated as Consolidated Indebtedness, provided that such letters of credit are also excluded from “Debt” under the corresponding “Debt to Consolidated Total Capitalisation” ratio in the Barclays Agreement. (b) Consolidated Tangible Net Worth. As of the last day of any fiscal quarter, permit Consolidated Tangible Net Worth to be less than an amount equal to (i) $1,446,804,436 plus (ii) for each fiscal quarter ending on or after September 30, 2024 for which there is positive Consolidated Net Income during such fiscal quarter, 35% of such positive Consolidated Net Income plus (iii) 35% of net cash proceeds of the aggregate increases in common equity (by virtue of net equity issuance, debt conversion or contribution) by the Group at any time after September 30, 2024, excluding the impact of equity issued to employees or directors of the Group under its long term incentive plan or share purchase programs. SECTION 8.14 Outbound Investment Rules. (a) Be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in any activity that would cause the Administrative Agent, any Lender or any Issuing Lender to be in violation of the Outbound Investment Rules or cause the Administrative Agent, any Lender or any Issuing Lender to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. ARTICLE IX DEFAULT AND REMEDIES SECTION 9.1 Events of Default. Each of the following shall constitute an Event of Default: (a) Default in Payment of Principal of Loans and Reimbursement Obligations. Any Credit Party shall default in any payment of principal of any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise). (b) Other Payment Default. Any Credit Party shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or Reimbursement Obligation or the payment of any other Obligation, and such default shall continue for a period of five (5) Business Days if such default is caused by an administrative or technical error. (c) Misrepresentation. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, in any other Loan Document, or in any document delivered in connection herewith or therewith that is subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any respect when made or deemed made or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, any other Loan Document, or in any document delivered in connection herewith or therewith that is not

18017730v8 24740.00144 81 subject to materiality or Material Adverse Effect qualifications, shall be incorrect or misleading in any material respect when made or deemed made. (d) Default in Performance of Certain Covenants. Any Credit Party or any Subsidiary thereof (other than the Excluded Subsidiaries) shall default in the performance or observance of any covenant or agreement contained in Sections Section 7.1, Section 7.2(a), Section 7.3(a), Section 7.4 (as to existence only), Section 7.12, or Article VIII. (e) Default in Performance of Other Covenants and Conditions. Any Credit Party or any Subsidiary thereof (other than the Excluded Subsidiaries) shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for in this Section) or any other Loan Document and such default shall continue for a period of thirty (30) days after the earlier of (i) the Administrative Agent’s delivery of written notice thereof to the Credit Parties and (ii) a Responsible Officer of any Credit Party having obtained knowledge thereof. (f) Indebtedness Cross-Default. Any Credit Party or any Subsidiary thereof (other than the Excluded Subsidiaries) shall (i) default in the payment of any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate principal amount (including undrawn committed or available amounts) of which is in excess of the Threshold Amount, or with respect to any Hedge Agreement, the Hedge Termination Value of which is in excess of the Threshold Amount, in each case beyond the period of grace if any, provided in the instrument or agreement under which such Indebtedness was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate principal amount (including undrawn committed or available amounts), or with respect to any Hedge Agreement, the Hedge Termination Value, of which is in excess of the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness to (A) become due, or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity (any applicable grace period having expired) or (B) be cash collateralized. (g) Change in Control. Any Change in Control shall occur. (h) Voluntary Bankruptcy Proceeding. Any Credit Party or any Material Subsidiary thereof shall (i) commence a voluntary case under any Debtor Relief Laws, (ii) file a petition seeking to take advantage of any Debtor Relief Laws, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under any Debtor Relief Laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing. (i) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party or any Material Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under any Debtor Relief Laws, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or any Material Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in

18017730v8 24740.00144 82 such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered; provided that the foregoing shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within twenty (20) Business Days of commencement. (j) Failure of Agreements. Any provision of this Agreement or any provision of any other Loan Document shall for any reason cease to be in full force and effect (other than in accordance with its terms or by reason of the release of a Credit Party or its assets in accordance with the terms of the Loan Documents or the satisfaction in full of the Obligations in accordance with the terms hereof) or any Credit Party or any Subsidiary thereof (other than the Excluded Subsidiaries) party to any Loan Document shall contest the validity or enforceability of the Loan Documents in writing. (k) ERISA Events. The occurrence of any Termination Event that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (l) Judgment. One or more judgments, orders or decrees shall be entered against any Credit Party or any Subsidiary thereof (other than the Excluded Subsidiaries) by any court and continues without having been satisfied, discharged, vacated or stayed for a period of thirty (30) consecutive days after the entry thereof and such judgments, orders or decrees are either (i) for the payment of money, individually or in the aggregate (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) equal to or in excess of the Threshold Amount or (ii) for injunctive relief and would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. SECTION 9.2 Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Credit Parties: (a) Acceleration; Termination of Credit Facility. Terminate the Commitments and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents and all other Obligations, to be forthwith due and payable, whereupon the same shall promptly become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or any Account Party to request Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 9.1(h) or Section 9.1(i), the Credit Facility shall be automatically terminated, all Commitments shall automatically terminate and all Obligations shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding. (b) Letters of Credit. With respect to all Letters of Credit of an Account Party with respect to which presentment for honor shall not have occurred upon the occurrence of the Event of Default, (i) demand that such Account Party (and each such Account Party hereby agrees to) deposit in a Cash Collateral Account opened by the Administrative Agent an amount of cash equal to 102% of the aggregate then undrawn and unexpired amount of such Letters of Credit to be held and applied in accordance with Section 3.5 and Section 9.4 and/or (ii) terminate or cause the L/C Agent or Fronting Bank, as applicable, to terminate any or all of the Letters of Credit or give Notices of Non-Extension in respect thereof if permitted in accordance with its terms.

18017730v8 24740.00144 83 SECTION 9.3 Rights and Remedies Cumulative; Non-Waiver; etc. (a) The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Credit Parties, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.2 for the benefit of all the Lenders and the Issuing Lenders; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Issuing Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an Issuing Lender) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.4 (subject to the terms of Section 4.6), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.2 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 4.6, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. SECTION 9.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 9.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received on account of the Obligations and all net proceeds from the enforcement of the Obligations shall, subject to the provisions of Section 3.5 and Section 4.15, be applied by the Administrative Agent as follows: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees (other than Commitment Fees and Letter of Credit Fees), indemnities and other amounts (other than principal and interest) payable to the Lenders and the Issuing Lenders under the Loan Documents, including attorney fees, ratably among the Lenders and the Issuing Lenders in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Commitment Fees, Letter of Credit Fees and interest on the Loans and Reimbursement Obligations, ratably among the

18017730v8 24740.00144 84 Lenders and the Issuing Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and Reimbursement Obligations then owing and to Cash Collateralize any Letter of Credit Exposure then outstanding, ratably among the holders of such obligations in proportion to the respective amounts described in this clause Fourth payable to them; and Last, the balance, if any, after all of the Obligations have been paid in full, to the Credit Parties or as otherwise required by Applicable Law. SECTION 9.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether any Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Credit Parties) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lenders and the Administrative Agent under Section 4.3 and Section 11.3) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 4.3 and Section 11.3. Nothing contained herein shall be deemed to authorize the Administrative Agent to consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment, or composition affecting the obligations of any Credit Party hereunder or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. ARTICLE X THE ADMINISTRATIVE AGENT SECTION 10.1 Appointment and Authority. (a) Each of the Lenders and each Issuing Lender hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lenders, and neither any Credit Party nor their

18017730v8 24740.00144 85 respective Subsidiaries shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. SECTION 10.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. SECTION 10.3 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder and thereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of their respective Subsidiaries or Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 9.2 and Section 11.2 or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Administrative Agent by a Credit Party, a Lender or an Issuing Lender.

18017730v8 24740.00144 86 (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. SECTION 10.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of an Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Issuing Lender prior to the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for any Credit Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 10.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. SECTION 10.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lenders and the Account Parties. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Account Parties and subject to the consent (not to be unreasonably withheld or delayed) of the Account Parties (provided no Event of Default has occurred and is continuing at the time of such resignation), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender.

18017730v8 24740.00144 87 Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Account Parties and such Person, remove such Person as Administrative Agent and, in consultation with the Account Parties appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable), (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Credit Parties to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Credit Parties and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.3) shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. (d) Any resignation by, or removal of, Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Agent and a Fronting Bank, if applicable. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Fronting Bank and L/C Agent, if in its sole discretion it elects to, (ii) each of the retiring Fronting Bank and L/C Agent shall be discharged from all of its respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Fronting Bank and L/C Agent, if in its sole discretion it elects to, shall issue Letters of Credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring Fronting Bank and L/C Agent to effectively assume the obligations of the retiring Fronting Bank and L/C Agent with respect to such Letters of Credit. SECTION 10.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and each Issuing Lender expressly acknowledges that none of the Administrative Agent, the Arrangers or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, the Arrangers or any of their respective Related Parties, including

18017730v8 24740.00144 88 any consent to, and acceptance of any assignment or review of the affairs of the Borrower and its Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, the Arrangers or any of their respective Related Parties to any Lender or any Issuing Lender as to any matter, including whether the Administrative Agent, the Arrangers or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender and each Issuing Lender expressly acknowledges, represents and warrants to the Administrative Agent and the Arrangers that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of making, acquiring, purchasing or holding any other type of financial instrument, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans is experienced in making, acquiring, purchasing or holding commercial loans, (d) it has, independently and without reliance upon the Administrative Agent, the Arrangers, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, all applicable bank or other regulatory applicable laws relating to the transactions contemplated by this Agreement and the other Loan Documents and (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder. Each Lender and each Issuing Lender also acknowledges that (i) it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender or any of their respective Related Parties (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to the Borrower and its Subsidiaries and (ii) it will not assert any claim in contravention of this Section 10.7. SECTION 10.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, arrangers or bookrunners listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Lender hereunder. SECTION 10.9 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Credit Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments or this Agreement,

18017730v8 24740.00144 89 (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 10.10 Erroneous Payments. (a) Each Lender, each Issuing Lender and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender or Issuing Lender (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable,

18017730v8 24740.00144 90 or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 10.10(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of all or a portion of its outstanding Loans (but not its Commitments) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate, in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 11.9 and (3) the

18017730v8 24740.00144 91 Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 10.10 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Credit Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Credit Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 10.10 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. (g) Nothing in this Section 10.10 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. ARTICLE XI MISCELLANEOUS SECTION 11.1 Notices. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows: If to any Credit Party: Hamilton Insurance Group, Ltd. Wellesley House North, 1st Floor 90 Pitts Bay Road Pembroke HM08, Bermuda Attention of: General Counsel Telephone No.: 1 (441) 405-5200 Facsimile No.: 1 (441) 295-5900 E-mail: legalnotices@hamiltongroup.com

18017730v8 24740.00144 92 If to Wells Fargo as Administrative Agent, a Fronting Bank or L/C Agent: Wells Fargo Bank, National Association MAC D1109-019 1525 West W.T. Harris Blvd. Charlotte, NC 28262 Attention of: Syndication Agency Services Telephone No.: (704) 590-2703 Facsimile No.: (704) 715-0092 With copies to: Wells Fargo Bank, National Association 30 Hudson Yards New York, NY 10001 Attention of: Charlie Smentkowski Telephone No.: (212) 214-8261 E-mail: Charles.Smentkowski@wellsfargo.com If to any Lender: To the address of such Lender set forth on the Register with respect to deliveries of notices and other documentation that may contain material non-public information. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). Any notice made or delivered to a Credit Party in accordance with this clause will be deemed to have been made or delivered to all Credit Parties. (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lenders hereunder may be delivered or furnished by electronic communication (including e- mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any Issuing Lender pursuant to Article II or IV (other than notices and other communications sent by email) if such Lender or such Issuing Lender, as applicable, has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or any Credit Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications (other than notices and other communications sent by email). Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e- mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above,

18017730v8 24740.00144 93 if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Credit Parties and the Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Letters of Credit are to be requested. (d) Change of Address, Etc. Each Credit Party, the Administrative Agent, the L/C Agent and any Issuing Lender may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. Any Lender may change its address or facsimile number for notices and other communications hereunder by notice to the Credit Parties, the Administrative Agent, and each Issuing Lender. (e) Platform. (i) Each Credit Party agrees that the Administrative Agent may, but shall not be obligated to, make available materials and/or information provided by or on behalf of the Credit Parties hereunder (collectively, “Borrower Materials”) to the Issuing Lenders and the other Lenders by posting the Borrower Materials on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the accuracy or completeness of the Borrower Materials or the adequacy of the Platform, and expressly disclaim liability for errors or omissions in the Borrower Materials. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Borrower Materials or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender or any other Person or entity for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Credit Party’s or the Administrative Agent’s transmission of communications through the Internet (including, without limitation, the Platform), except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to any Credit Party, any Lender, the Issuing Lender or any other Person for indirect, special, incidental, consequential or punitive damages, losses or expenses (as opposed to actual damages, losses or expenses). SECTION 11.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document (including Section 4.8(c)), any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Account Parties; provided, that no amendment, waiver or consent shall: (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.2) without the written consent of such Lender;

18017730v8 24740.00144 94 (b) waive, extend or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clause (iii) of the proviso set forth in the paragraph below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary (i) to waive any obligation of any Credit Party to pay interest at the rate set forth in Section 4.1(c) during the continuance of an Event of Default or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Obligation or to reduce any fee payable hereunder; (d) change Section 4.6 or Section 9.4 in a manner that would alter the pro rata sharing of payments or order of application required thereby without the written consent of each Lender directly and adversely affected thereby; (e) change any provision of this Section or reduce the percentages specified in the definitions of “Required Lenders,” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (f) consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 8.4), in each case, without the written consent of each Lender; (g) release the Guarantor from the Guaranty set forth in Article XII, without the written consent of each Lender; or (h) change this Section 11.2, without the written consent of each Lender; provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Fronting Bank or the L/C Agent in addition to the Lenders required above, affect the rights or duties of the Fronting Bank or the L/C Agent, as applicable, under this Agreement, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, (iii) the Engagement Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, (iv) the Administrative Agent and the Account Parties shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Account Parties shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision, and (v) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or any Conforming Changes or otherwise effectuate the terms of Section 4.8(c) in accordance with the terms of Section 4.8(c). Notwithstanding anything to the contrary herein, no Defaulting Lender or Lender that ceases to be a NAIC Qualified Lender (unless such Lender has in effect a Confirming Lender Agreement with a Person which is listed on the NAIC Qualified Institution List to act as a Confirming Lender in accordance with Section 4.16 shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that (A) the Commitment of such Lender may not

18017730v8 24740.00144 95 be increased or extended without the consent of such Lender, and (B) any amendment, waiver, or consent hereunder which requires the consent of all Lenders or each affected Lender that by its terms disproportionately and adversely affects any such Defaulting Lender or Non-NAIC Qualified Lender relative to other affected Lenders shall require the consent of such Defaulting Lender or Non-NAIC Qualified Lender. Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Credit Parties and the Administrative Agent), to amend and restate this Agreement if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder or under any Letter of Credit (after giving effect to any reallocations of Commitments and deemed purchases and sales of participations in Syndicated Letters of Credit pursuant to Section 3.1(c)) and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement (and for the avoidance of doubt, such Lender will continue to have the rights that survive termination of this Agreement with respect to such Lender). SECTION 11.3 Expenses; Indemnity. (a) Costs and Expenses. Promptly following written demand therefor, the Borrower shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (limited, in the case of legal fees, to the reasonable documented fees, charges and disbursements of one firm of counsel for the Administrative Agent, and, if reasonably necessary, a single local counsel in each appropriate jurisdiction and a single regulatory counsel), in connection with the syndication of the Credit Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by the Administrative Agent, the L/C Agent or any Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out of pocket expenses incurred by the Administrative Agent, the L/C Agent, any Lender or any Issuing Lender (limited, in the case of legal fees, to the reasonable documented fees, charges and disbursements of one firm of counsel, as special counsel to the Administrative Agent and L/C Agent, and, if reasonably necessary, (x) a single local counsel in each appropriate jurisdiction to all such persons, taken as a whole, and (y) a single regulatory counsel to all such persons, taken as a whole, unless there exists an actual or perceived conflict of interest among the affected Lenders, in which case such legal fees shall include the reasonable documented fees, charges and disbursements of one additional counsel in each appropriate jurisdiction and, if reasonably necessary, of one regulatory counsel, to each group of affected Lenders similarly situated, taken as a whole), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans and Letters of Credit issued hereunder, including all such reasonable out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans and Letters of Credit. (b) Indemnification by the Credit Parties. Each Credit Party shall indemnify the Administrative Agent (and any sub-agent thereof), the L/C Agent each Lender and each Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims (including, without limitation, any Environmental Claims), penalties, damages, liabilities and related expenses (limited, in the case of legal fees, to the reasonable documented fees, charges and disbursements of one firm of counsel, as special counsel to the Indemnitees, taken as a whole, and, if reasonably necessary, (x) a

18017730v8 24740.00144 96 single local counsel in each appropriate jurisdiction to all such Indemnitees, taken as a whole, and (y) a single regulatory counsel to all such Indemnitees, taken as a whole, unless there exists an actual or perceived conflict of interest among Indemnitees, in which case such legal fees shall include the reasonable documented fees, charges and disbursements of one additional counsel in each appropriate jurisdiction and, if reasonably necessary, of one regulatory counsel, to each group of affected Indemnitees similarly situated, taken as a whole), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Credit Party), arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Agent or any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of hazardous materials on or from any property owned or operated by any Credit Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including, without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (B) result from a claim brought by any Credit Party or any Subsidiary thereof against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Credit Party or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 11.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non- Tax claim. (c) Reimbursement by Lenders. To the extent that any Credit Party for any reason fails to indefeasibly pay any amount required under clause (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Agent, the Fronting Bank, or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Agent, the Fronting Bank, or such Related Party, as the case may be, such Lender’s Ratable Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Agent or the Fronting Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or the L/C Agent or the Fronting Bank in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 4.4. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, (i) each Credit Party shall not assert, and hereby waives, any claim against the Administrative Agent, the L/C Agent (and any sub-agent thereof), each Lender, each Issuing Lender and each Related

18017730v8 24740.00144 97 Party of any of the foregoing Persons (each such Person a “Lender-Related Person”) and (ii) each Lender-Related Person shall not assert, and hereby waives, any claim against the Credit Parties and their Related Parties, in each case of clauses (i) and (ii), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof, provided, that nothing contained in this sentence shall limit any Credit Party’s indemnity obligations to the extent such special, indirect, consequential or punitive damages are included in any third party claim in connection with which such Indemnitee is entitled to indemnification under Section 11.3(b). No Lender-Related Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor. (f) Survival. Each party’s obligations under this Section shall survive the termination of the Loan Documents and payment of the obligations hereunder. SECTION 11.4 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Lender, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Lender, or any such Affiliate to or for the credit or the account of any Credit Party against any and all of the obligations of such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, such Issuing Lender or any of their respective Affiliates, irrespective of whether or not such Lender, such Issuing Lender, or any such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender, such Issuing Lender or such Affiliate different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender or any Affiliate thereof shall exercise any such right of setoff, (x) all amounts so setoff shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.6 and, pending such payment, shall be segregated by such Defaulting Lender or Affiliate of a Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders, and the Lenders, and (y) the Defaulting Lender or its Affiliate shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender or any of its Affiliates as to which such right of setoff was exercised. The rights of each Lender, each Issuing Lender, and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Lender, or their respective Affiliates may have. Each Lender, and such Issuing Lender agree to notify the applicable Credit Party and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 11.5 Governing Law; Jurisdiction, Etc. (a) Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document,

18017730v8 24740.00144 98 as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. (b) Submission to Jurisdiction. Each Credit Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, the L/C Agent, any Lender, any Issuing Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or any Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Credit Party or its properties in the courts of any jurisdiction. (c) Waiver of Venue. Each Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. EACH CREDIT PARTY HEREBY IRREVOCABLY APPOINTS THE CORPORATION TRUST COMPANY, 1209 ORANGE STREET, CORPORATION TRUST CENTER, WILMINGTON, DELAWARE 19801, USA, AS ITS AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING. IF FOR ANY REASON SUCH AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH CREDIT PARTY AGREES TO PROMPTLY DESIGNATE A NEW AGENT SATISFACTORY TO THE ADMINISTRATIVE AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING. SECTION 11.6 Waiver of Jury Trial. (a) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT,

18017730v8 24740.00144 99 IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 11.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Issuing Lenders or to any such Lender or Issuing Lender directly or the Administrative Agent or any such Lender or Issuing Lender receives any payment or proceeds of the Cash Collateral or any such party exercises its right of setoff, which payments or proceeds (including any proceeds of such setoff) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other Applicable Law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent, and each Lender and each Issuing Lender severally agrees to pay to the Administrative Agent upon demand its (or its applicable Affiliate’s) applicable ratable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent plus interest thereon at a per annum rate equal to the Overnight Rate from time to time in effect. SECTION 11.8 Injunctive Relief. Each Credit Party recognizes that, in the event such Credit Party fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, each Credit Party agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. SECTION 11.9 Successors and Assigns; Participations. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it; provided that, any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or

18017730v8 24740.00144 100 contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Commitment assigned; (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and (C) the consent of the Fronting Bank shall be required for any assignment. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment; provided that (A) only one such fee will be payable in connection with simultaneous assignments to two or more related Approved Funds by a Lender and (B) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of its Subsidiaries or Affiliates, (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) a Person that is a Non-NAIC Qualified Lender. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).

18017730v8 24740.00144 101 (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable Ratable Share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lenders, and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its Ratable Share of all Loans and participations in Participated Letters of Credit and drawn Syndicated Letters of Credit. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of, Section 4.10, Section 4.11 and Section 11.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section (other than a purported assignment to a natural Person or any Credit Party or any Credit Party’s Subsidiaries or Affiliates, which shall be null and void). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Credit Parties, shall maintain at one of its offices in Charlotte, North Carolina, a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and Loans and Reimbursement Obligations (and stated interest thereon) owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Credit Parties, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Credit Parties and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Credit Party or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Subsidiaries or Affiliates) (each, a

18017730v8 24740.00144 102 “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans or Reimbursement Obligations owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Credit Parties, the Administrative Agent, the Issuing Lender, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.3(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 11.2(a), Section 11.2(b), Section 11.2(c), Section 11.2(d) that directly and adversely affects such Participant. The Credit Parties agree that each Participant shall be entitled to the benefits of Section 4.10, and Section 4.11 (subject to the requirements and limitations therein (it being understood that the documentation required under Section 4.11(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 4.12 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 4.10 or Section 4.11, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at any Account Party’s request and expense, to use reasonable efforts to cooperate with such Account Party to effectuate the provisions of Section 4.12(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.4 as though it were a Lender; provided that such Participant agrees to be subject to Section 4.6 and Section 11.4 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Credit Parties, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 11.10 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lenders agrees to maintain the confidentiality of the Information (as

18017730v8 24740.00144 103 defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective Related Parties in connection with the Credit Facility, this Agreement, the transactions contemplated hereby or in connection with marketing of services by such Affiliate or Related Party to the Borrower or any of its Subsidiaries (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self- regulatory authority, such as the National Association of Insurance Commissioners) or in accordance with the Administrative Agent’s, such Issuing Lender’s or any Lender’s regulatory compliance policy if the Administrative Agent, such Issuing Lender or such Lender, as applicable, deems such disclosure to be necessary for the mitigation of claims by those authorities against the Administrative Agent, such Issuing Lender or such Lender, as applicable, or any of its Related Parties (in which case, the Administrative Agent, such Issuing Lender or such Lender, as applicable, shall use commercially reasonable efforts to, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, promptly notify the Borrower, in advance, to the extent practicable and otherwise permitted by Applicable Law), (c) as to the extent required by Applicable Laws or regulations or in any legal, judicial, administrative proceeding or other compulsory process, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, (ii) any direct, indirect, actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any Credit Party and its obligations, this Agreement or payments hereunder or (iii) any credit insurance provider relating to any Credit Party and its Obligations (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Credit Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Credit Facility, (h) with the consent of the Borrower, (i) deal terms and other information customarily reported to Thomson Reuters, other bank market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of the Loan Documents, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates from a third party that is not, to such Person’s knowledge, subject to confidentiality obligations to any Credit Party, (k) to the extent that such information is independently developed by such Person, or (l) for purposes of establishing a “due diligence” defense. For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without notice to any person.

18017730v8 24740.00144 104 SECTION 11.11 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense. SECTION 11.12 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the Credit Facility has not been terminated. SECTION 11.13 Survival. (a) All representations and warranties set forth in Article VIII and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder. (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XI and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before. SECTION 11.14 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. SECTION 11.15 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. In the event that any provision is held to be so prohibited or unenforceable in any jurisdiction, the Administrative Agent, the Lenders and the Credit Parties shall negotiate in good faith to amend such provision to preserve the original intent thereof in such jurisdiction (subject to the approval of the Required Lenders). SECTION 11.16 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lenders, and/or the Arrangers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 7.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent

18017730v8 24740.00144 105 and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto. SECTION 11.17 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than contingent indemnification obligations not then due) arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full, all Letters of Credit have been terminated or expired and the Commitments have been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination. SECTION 11.18 USA PATRIOT Act; Anti-Money Laundering Laws. The Administrative Agent and each Lender hereby notifies each Credit Party that pursuant to the requirements of the PATRIOT Act or any other Anti-Money Laundering Laws, each of them is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each

18017730v8 24740.00144 106 Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the PATRIOT Act or such Anti-Money Laundering Laws. SECTION 11.19 Independent Effect of Covenants. Each Credit Party expressly acknowledges and agrees that each covenant contained in Article VII and Article VIII hereof shall be given independent effect. Accordingly, no Credit Party shall engage in any transaction or other act otherwise permitted under any covenant contained in Article VII or Article VIII, if before or after giving effect to such transaction or act, such Credit Party shall or would be in breach of any other covenant contained in Article VII or Article VIII. SECTION 11.20 No Advisory or Fiduciary Responsibility. (a) In connection with all aspects of each transaction contemplated hereby, each Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between each Credit Party and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and each Credit Party is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for any Credit Party or any of their Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Arrangers or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Credit Party or any of its Affiliates with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Arranger or Lender has advised or is currently advising any Credit Party or any of their Affiliates on other matters) and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to any Credit Party or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Arrangers and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of any Credit Party or any of its Affiliates, and none of the Administrative Agent, the Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Credit Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. (b) Each Credit Party acknowledges and agrees that each Lender, the Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any Credit Party, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the Credit Facilities) and without any duty to account therefor to any other Lender, the Arrangers, any Credit Party, or any Affiliate of the foregoing. Each Lender, the Arrangers and any Affiliate thereof may accept fees and other consideration from any Credit Party or any Affiliate thereof for services in connection with

18017730v8 24740.00144 107 this Agreement, the Credit Facilities or otherwise without having to account for the same to any other Lender, the Arrangers, any Credit Party or any Affiliate of the foregoing. SECTION 11.21 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control. SECTION 11.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 11.23 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the FDIC under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit

18017730v8 24740.00144 108 Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.23, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). SECTION 11.24 Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Agreement, effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the L/C Agent, the Issuing Lenders, the Lenders or the Administrative Agent under the Existing Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the credit facilities described in the Existing Agreement, shall be amended, supplemented, modified and restated in its entirety by the credit facilities described herein, without any further action by any Person (including, without limitation, any Assignment and Assumption), and all loans and other obligations of the Credit Parties outstanding as of such date under the Existing Agreement shall be deemed to be obligations outstanding under the corresponding facilities described herein, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Closing Date, reflect the respective Commitments of the Lenders hereunder. Each Existing Letter of Credit issued for the account of any Account Party and outstanding on the Closing Date will continue and be deemed issued under this Agreement for the account of such Account Party, provided that (a) the Letter of Credit Exposure in respect of any Participated Letters of Credit shall be automatically reallocated among the Lenders as of the Closing Date based on their Ratable Shares after giving effect to the Closing Date and (b) the Syndicated Letters of Credit shall be amended in accordance with Section 3.1(c) based on the Ratable Shares of the Lenders after giving effect to the Closing Date.

18017730v8 24740.00144 109 ARTICLE XII GUARANTY SECTION 12.1 The Guaranty. (a) In order to induce the Lenders to enter into this Agreement and to make Loans and issue Letters of Credit hereunder and in recognition of the direct benefits to be received by the Guarantor from the Extensions of Credit hereunder, the Guarantor hereby unconditionally, absolutely and irrevocably, guarantees, as a primary obligor and not merely as surety, the full and punctual payment of all Obligations of each of the other Credit Parties under the Loan Documents. This Guaranty is a guaranty of payment and not of collection. Upon failure by any Credit Party to pay punctually any such amount, the Guarantor agrees to pay forthwith on demand the amount not so paid at the place and in the manner specified in this Agreement. SECTION 12.2 Guaranty Unconditional. The obligations of the Guarantor under this Article XII shall be unconditional, absolute and irrevocable, and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by: (i) any extension, renewal, settlement, compromise, waiver or release (including with respect to any Cash Collateral) in respect of any obligation of any other obligor under any of the Loan Documents, by operation of law or otherwise; (ii) any modification or amendment of or supplement to any of the Loan Documents; (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of any other obligor under any of the Loan Documents; (iv) any change in the corporate existence, structure or ownership of any obligor, or any filing by or against any Credit Party of any petition seeking any relief in bankruptcy or under any Debtor Relief Law or other similar proceeding affecting any other obligor or its assets or any resulting release or discharge of any obligation of any other obligor contained in any of the Loan Documents; (v) the existence of any claim, set-off or other rights which any obligor may have at any time against any other obligor, the Administrative Agent, the L/C Agent, any Issuing Lender, any Lender or any other corporation or person, whether in connection with any of the Loan Documents or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (vi) any invalidity or unenforceability relating to or against any other obligor for any reason of any of the Loan Documents, or any provision of applicable law or regulation purporting to prohibit the payment by any other obligor of principal, interest or any other amount payable under any of the Loan Documents; (vii) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any obligation or the Lenders’ rights with respect thereto; (viii) the addition or release of the Guarantor hereunder or the taking, acceptance or release of other guarantees of the Obligations; or

18017730v8 24740.00144 110 (ix) any other act or omission to act or delay of any kind by any obligor, the Administrative Agent, the L/C Agent, any Issuing Lender, any Lender or any other corporation or person or any other circumstance whatsoever (other than the defense of payment) which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to such Guarantor’s obligations under this Article XII. SECTION 12.3 Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. The Guarantor’s obligations under this Article XII shall remain in full force and effect until the Commitments of the Lenders hereunder shall have terminated, no Letters of Credit shall be outstanding and all Obligations payable by the Credit Parties under the Loan Documents shall have been paid in full. If at any time any payment of any Obligation payable by a Credit Party under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such Credit Party or otherwise, the Guarantor’s obligations under this Article XII with respect to such payment shall be reinstated as though such payment had been due but not made at such time. SECTION 12.4 Waiver by the Guarantor. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against any other obligor or any other corporation or person. The Guarantor warrants and agrees that each waiver set forth in this Section 12.4 is made with full knowledge of its significance and consequences, and such waivers shall be effective to the maximum extent permitted by law. SECTION 12.5 Subrogation. The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any Credit Party, or any other insider guarantor that arises from the existence, payment, performance or enforcement of the Guarantor’s obligations under or in respect of this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender, any Issuing Lender or the Administrative Agent against any Credit Party or any other insider guarantor or any Cash Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any other Credit Party or any other insider guarantor, directly or indirectly, in cash or other property or by set- off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all Obligations payable under this Agreement shall have been paid in full in cash, no Letters of Credit shall be outstanding and the Commitments of the Lenders hereunder shall have expired or been terminated. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the later of (a) the payment in full in cash of all amounts payable under this Guaranty, and (b) the Final Maturity Date, such amount shall be received and held in trust for the benefit of the Lenders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to all amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall make payment to the Lenders, the Issuing Lenders and the Administrative Agent of all or any amounts payable under this Guaranty, (ii) all amounts payable under this Guaranty shall have been paid in full in cash, and (iii) the Final Maturity Date shall have occurred, the Lenders, the Issuing Lenders and the Administrative Agent will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the obligations resulting from such payment made by such Guarantor pursuant to this Guaranty. SECTION 12.6 Stay of Acceleration. If acceleration of the time for payment of any amount payable by any Credit Party under any of the Loan Documents is stayed upon the occurrence of any filing

18017730v8 24740.00144 111 by or against any Credit Party of any petition seeking any relief in bankruptcy or under any Debtor Relief Law, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantor under this Article XII forthwith on demand by the Administrative Agent made at the request, or with the consent, of the Required Lenders. SECTION 12.7 Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the payment in full in cash of all Obligations payable under this Agreement and (ii) the Final Maturity Date, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lenders, the Issuing Lenders and the Administrative Agent and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as and to the extent provided in Section 11.9. SECTION 12.8 Subordination of Other Obligations. Any Indebtedness of any other Credit Party now or hereafter held by the Guarantor is hereby subordinated in right of payment to the Obligations of such Credit Party, and any such Indebtedness collected or received by the Guarantor after receipt of notice of an Event of Default (which has occurred and is continuing) by Administrative Agent shall be held in trust for Administrative Agent on behalf of the Lenders and shall forthwith be paid over to Administrative Agent for the benefit of Lenders to be credited and applied against such Obligations but without affecting, impairing or limiting in any manner the liability of the Guarantor under any other provision hereof. SECTION 12.9 Additional Guarantors. The Borrower may from time to time cause any Subsidiary that is an entity organized under the laws of the United States or Bermuda to become a Guarantor hereunder (each such Subsidiary, an “Additional Guarantor”) by providing at least 30 days’ prior written notice to the Administrative Agent (or such shorter period approved by the Administrative Agent in its sole discretion) and by delivering to the Administrative Agent (a) a joinder agreement executed by such Additional Guarantor in form and substance satisfactory to the Administrative Agent, pursuant to which such Additional Guarantor becomes a party to this Agreement and unconditionally guarantees the Obligations pursuant to this Article XII, (b) certificates with respect to the Additional Guarantor similar to those delivered pursuant to Section 5.1(b)(ii) and Section 5.1(b)(iii), in form and substance satisfactory to the Administrative Agent, (c) legal opinions with respect to the Additional Guarantor in form and substance satisfactory to the Administrative Agent, (d) any documentation and other information requested by the Administrative Agent in order to comply with requirements of any Anti-Money Laundering Laws, including, without limitation, the PATRIOT Act, the Beneficial Ownership Regulation and any applicable “know your customer” rules and regulations with respect to such Additional Guarantor and (e) such other documents as the Administrative Agent may reasonably request. [signature pages follow]

Sixth Amended and Restated Letter of Credit Agreement IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above. HAMILTON INSURANCE GROUP, LTD. By: Name: Title: HAMILTON RE, LTD. By: Name: Title: Jon Levenson Group Treasurer Athena Tolosa Chief Financial Officer, Hamilton Re Ltd.

HSBC BANK USA, NATIONAL ASSOCIATION, as Issuing Lender and Lender By: Name: Devon Alexander Title: Vice President, FIG Sixth Amended and Restated Letter of Credit Agreement

Sixth Amended and Restated Letter of Credit Agreement Restricted - External BARCLAYS BANK PLC, as Issuing Lender and Lender By: Name: Timothy Uwemedimo Title: Vice President

EXHIBIT A-1 FORM OF REVOLVING CREDIT NOTE __________, 20___ FOR VALUE RECEIVED, the undersigned, HAMILTON INSURANCE GROUP, LTD., an exempted company organized under the laws of Bermuda (the “Borrower”), promises to pay to _______________ (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the unpaid principal amount of all Loans of the Lender from time to time pursuant to that certain Sixth Amended and Restated Credit Agreement, dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, Hamilton Re, Ltd., the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. The unpaid principal amount of this Revolving Credit Note from time to time outstanding is payable as provided in the Credit Agreement and shall bear interest as provided in Section 4.1 of the Credit Agreement. All payments of principal and interest on this Revolving Credit Note shall be payable in Dollars in immediately available funds as provided in the Credit Agreement. This Revolving Credit Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Credit Note and on which such Obligations may be declared to be immediately due and payable. THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Indebtedness evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Indebtedness referred to in the Credit Agreement. The Borrower hereby waives, to the maximum extent permitted by applicable law, all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this Revolving Credit Note. [Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Revolving Credit Note under seal as of the day and year first above written. HAMILTON INSURANCE GROUP, LTD. By: Name: Title:

For Internal Identification Purposes Only Applicant: (Name) _________________________ (Address) _________________________ EXHIBIT A-2 FORM OF SYNDICATED LETTER OF CREDIT Issue Date Clean, Irrevocable Stand By Letter of Credit No.: To Beneficiary: (Name) (Address) Dear Sir or Madam: The banks and financial institutions set forth in Schedule 1 hereto (the “Lenders”) hereby open this clean, unconditional and irrevocable for the term hereof Syndicated Letter of Credit in your favor as beneficiary (the “Beneficiary”) through Wells Fargo Bank, National Association, acting as administrative agent (in such capacity, the “Administrative Agent” and attorney-in-fact for the Lenders) (this “Letter of Credit”) in the aggregate amount of U.S. [$____________], effective immediately and remaining in full force and effect, and expiring at the Administrative Agent’s address at 401 N. Research Parkway, First Floor, Winston-Salem, North Carolina, 27101, Attention International Operations, Standby Letters of Credit, D4004-017 no later than 5:00 p.m., Charlotte, North Carolina time, on __________________ (the “Expiration Date”, as such date may be extended as set forth below). The term “Beneficiary” includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator. The term “Business Day” means a day which is not a Saturday, Sunday, legal holiday or any other day on which banking institutions in Charlotte, North Carolina or New York, New York or the city in which the payment office of the Administrative Agent is located are required by law to be closed. The Lenders hereby severally undertake to promptly honor your sight draft(s) drawn on us, duly endorsed by the Beneficiary expressly specifying the Letter of Credit No. ____________ for all or any part of this credit if presented at the Administrative Agent’s office specified in the first paragraph hereof on a Business Day on or prior to the Expiration Date, as such date may be extended. Each of the Lenders agrees, for itself alone and not jointly with any other Lender, to promptly honor a draft drawn by you and presented to the Administrative Agent in an amount not to exceed the aggregate amount available to be drawn hereunder multiplied by such Lender’s percentage obligation as set forth on Schedule 1 to this Syndicated Letter of Credit (the “Percentage Obligations”) and in accordance with the terms and conditions hereinafter set forth. The obligations of the Lenders hereunder shall be several and not joint, and multiple draws shall be available under this Letter of Credit. Upon the transfer by a Lender to the Administrative Agent for your account of the amount specified in a draft drawn on such Lender hereunder, such Lender shall be fully discharged of its obligations under this Letter of Credit with respect to such draft, such Lender shall not be obligated thereafter to make any further payments under this Letter of Credit with respect to such draft, and the amount available to be drawn thereafter under this Letter of Credit shall be automatically and permanently reduced by an amount equal to the amount of such draft. The failure of any Lender to make funds available to the Administrative Agent for payment under this Letter of Credit shall not relieve any other Lender of its obligation hereunder to make funds available to the Administrative Agent. Neither the Administrative Agent nor any Lender shall be responsible for the failure of any other Lender to honor its share of any drawings hereunder or to make funds available to the Administrative Agent. Except to the extent the amount of this Letter of Credit may be increased, this Letter of Credit cannot be modified or revoked without your written consent; provided that this Letter of Credit may be amended to delete a Lender or add a Lender or change Percentage Obligations so long as such amendment does not decrease the amount of this Letter of Credit, and need only be signed by the Administrative Agent so long as any Lender added shall be listed on the “NAIC List of Qualified U.S. Financial Institutions” maintained by the securities valuation office of the National Association of Insurance Commissioners as issuers of letters of credit for which reinsurance reserve credit can be given. Wells Fargo Bank, National Association has been appointed by the Lenders to act as, has been granted the authority by the Lenders to act as, and has been irrevocably granted a power of attorney by the Lenders to act as Administrative Agent for the Lenders obligated under this Letter of Credit. As Administrative Agent, Wells Fargo Bank, National Association has full power of attorney from such Lenders to act on their behalf hereunder to (i) execute and deliver this Letter of Credit, (ii) receive drafts, other demands for payment and other documents presented by you hereunder, (iii) determine whether such drafts, demands and documents are in compliance with the terms of this Letter of Credit, and (iv) notify the Lenders that a valid drawing has been made and the date that the related payment under this Letter of Credit is to be made; provided, however, that the Administrative Agent shall have no obligation or liability for any payment under this Letter of Credit (other than payment to you of such funds as have been made available to it by the Lenders pursuant to your draw). This Letter of Credit will be automatically extended without amendment for a one year period upon the Expiration Date and upon each anniversary of such date, unless at least sixty (60) days prior to such Expiration Date, or prior to any anniversary of such date, we notify you in writing by registered mail or courier that we elect not to so extend this Letter of Credit. Upon receipt by you of our notice of election not to extend this Letter of Credit, you may draw hereunder by your sight draft(s) drawn on us and bearing the clause “Drawn under Credit No. ______________.” This Letter of Credit sets forth in full the terms of the Administrative Agent’s undertaking and of each Lender’s undertaking. Such undertaking shall not in any way be modified, amended or amplified by reference to any document or instrument referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates and any such reference shall not be deemed to incorporate herein by reference any document or instrument.

All bank charges and commissions incurred in this transaction are for the applicant’s account. We hereby agree with you that drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored upon presentation to the drawee. The obligation of the Administrative Agent and of each Lender under this Letter of Credit is the individual obligation of the Administrative Agent and each Lender, respectively, and is in no way contingent upon reimbursement with respect thereto. Except as otherwise expressly stated herein, this Letter of Credit is subject to and governed by the Laws of the State of New York and the 2007 revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication 600) and, in the event of any conflict, the Laws of the State of New York will control. If this Letter of Credit expires during an interruption of business as described in Article 36 of said I.C.C. publication, we agree to effect payment if this Letter of Credit is drawn against within 30 days after the resumption of business. Signature Title Wells Fargo Bank, National Association as Administrative Agent and attorney-in fact for the Lenders set forth in Schedule 1 to this Syndicated Letter of Credit

SCHEDULE 1 LENDER PERCENTAGE OBLIGATION

EXHIBIT B FORM OF NOTICE OF BORROWING Dated as of: _____________ Wells Fargo Bank, National Association, as Administrative Agent MAC D 1109-019 1525 West W.T. Harris Blvd. Charlotte, North Carolina 28262 Attention: Syndication Agency Services Ladies and Gentlemen: This irrevocable Notice of Borrowing is delivered to you pursuant to Section 2.2(a) of the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hamilton Insurance Group, Ltd., an exempted company organized under the laws of Bermuda (the “Borrower”), Hamilton Re, Ltd., the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. The Borrower hereby requests that the Lenders make a Loan to the Borrower in the aggregate principal amount of $___________. (Complete with an amount in accordance with Section 2.2 of the Credit Agreement.) 2. The Borrower hereby requests that such Loan(s) be made on the following Business Day: _____________________. (Complete with a Business Day in accordance with Section 2.2 of the Credit Agreement). 3. The Borrower hereby requests that such Loan(s) bear interest at the following interest rate, plus the Applicable Margin, as set forth below: Component of Loan1 Interest Rate Interest Period (SOFR only) [Base Rate or SOFR]2 1 Complete with the Dollar amount of that portion of the overall Loan requested that is to bear interest at the selected interest rate and/or Interest Period (e.g., for a $20,000,000 loan, $5,000,000 may be requested at Base Rate, $8,000,000 may be requested at SOFR with an interest period of three months and $7,000,000 may be requested at SOFR with an interest period of one month). 2 Complete with (i) the Base Rate or (ii) SOFR.

4. The aggregate principal amount of all Loans outstanding as of the date hereof (including the Loan(s) requested herein) does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement. 5. All of the conditions applicable to the Loan(s) requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan. [Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing as of the day and year first written above. HAMILTON INSURANCE GROUP, LTD. By: Name: Title:

EXHIBIT C FORM OF NOTICE OF ACCOUNT DESIGNATION Dated _________ Wells Fargo Bank, NA 1525 W WT Harris Blvd. Charlotte, NC 28262-0680 Attn: Syndication Agency Services Ladies and Gentlemen: This Notice of Account Designation is delivered to pursuant to the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Hamilton Insurance Group, Ltd., an exempted company organized under the laws of Bermuda, as Borrower, Hamilton Re, Ltd., the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account: Bank Name: ABA Routing Number: Account Number: Account Name: 2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided to the Administrative Agent. 3. Authorized Representatives: Provided below is information for the individuals who are authorized on our behalf to provide and affirm instructions and/or updates to instructions to Wells Fargo Securities, LLC (“WFS”) and Wells Fargo Bank, N.A. (“WFBNA”) to initiate the transfer of funds via wire transfer, SWIFT, ACH, or any other means made available to us. Name: Title: Email: Phone Number: Alternative Phone Number:

Name: Title: Email: Phone Number: Alternative Phone Number: Name: Title: Email: Phone Number: Alternative Phone Number: Name: Title: Email: Phone Number: Alternative Phone Number: Note: The person whose Authorized Signature appears below should include their name in the Authorized Representative section above if they are authorized to perform the permitted functions listed above. [Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation this ______ day of ___ _______, 2025. HAMILTON INSURANCE GROUP, LTD. Signature: ________________________________ By: ________________________ Title: ________________________

EXHIBIT D FORM OF NOTICE OF PREPAYMENT Dated as of: _____________ Wells Fargo Bank, National Association, as Administrative Agent MAC D 1109-019 1525 West W.T. Harris Blvd. Charlotte, North Carolina 28262 Attention: Syndication Agency Services Ladies and Gentlemen: This irrevocable Notice of Prepayment is delivered to you pursuant to Section 2.3(c) of the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hamilton Insurance Group, Ltd., an exempted company organized under the laws of Bermuda (the “Borrower”), Hamilton Re, Ltd., the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. The Borrower hereby provides notice to the Administrative Agent that it shall repay the following [Base Rate Loans] and/or [SOFR Loans]: _______________. (Complete with an amount in accordance with Section 2.3 of the Credit Agreement.) 2. The Borrower shall repay the above-referenced Loans on the following Business Day or U.S. Government Securities Business Day, as applicable: _______________. (Complete with a date no earlier than (i) the same Business Day as of the date of this Notice of Prepayment with respect to any Base Rate Loan and (ii) three (3) U.S. Government Securities Business Days subsequent to date of this Notice of Prepayment with respect to any SOFR Loan.) [Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment as of the day and year first written above. HAMILTON INSURANCE GROUP, LTD. By: Name: Title:

EXHIBIT E FORM OF NOTICE OF CONVERSION/CONTINUATION Dated as of: _____________ Wells Fargo Bank, National Association, as Administrative Agent MAC D 1109-019 1525 West W.T. Harris Blvd. Charlotte, North Carolina 28262 Attention: Syndication Agency Services Ladies and Gentlemen: This irrevocable Notice of Conversion/Continuation (this “Notice”) is delivered to you pursuant to Section 4.2 of the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hamilton Insurance Group, Ltd., an exempted company organized under the laws of Bermuda (the “Borrower”), Hamilton Re, Ltd., the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. 1. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.) Converting all or a portion of a Base Rate Loan into a SOFR Loan Outstanding principal balance: $______________ Principal amount to be converted: $______________ Requested effective date of conversion: _______________ Requested new Interest Period: _______________ Converting all or a portion of a SOFR Loan into a Base Rate Loan Outstanding principal balance: $______________ Principal amount to be converted: $______________ Last day of the current Interest Period: _______________ Requested effective date of conversion: _______________

Continuing all or a portion of a SOFR Loan as a SOFR Loan Outstanding principal balance: $______________ Principal amount to be continued: $______________ Last day of the current Interest Period: _______________ Requested effective date of continuation: _______________ Requested new Interest Period: _______________ 2. The aggregate principal amount of all Loans outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement. [Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation as of the day and year first written above. HAMILTON INSURANCE GROUP, LTD. By: Name: Title:

EXHIBIT F FORM OF OFFICER’S COMPLIANCE CERTIFICATE THIS CERTIFICATE is delivered pursuant to the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hamilton Insurance Group, Ltd., an exempted company organized under the laws of Bermuda (the “Borrower”), Hamilton Re, Ltd., a company organized under the laws of Bermuda (collectively with the Borrower, the “Credit Parties”), the lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, the Fronting Bank and L/C Agent. Capitalized terms used herein without definition shall have the meanings given to such terms in the Credit Agreement. The undersigned hereby certifies, in its capacity as a Financial Officer of the Borrower and not in an individual capacity, that: 1. [He][She] is [a duly elected or appointed _________________ of the Borrower] [duly authorized to represent the Borrower in connection with this Compliance Certificate]. 2. Accompanying this Certificate are copies of the financial statements as of _____________, and for the [quarter] [year] then ended, required to be delivered under Section [7.1(a)][7.1(b)] of the Credit Agreement. Such financial statements have been prepared in accordance with the requirements of Section [7.1(a)][7.1(b)]. 3. The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under the supervision of the undersigned, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by such financial statements. 4. The examination described in paragraph 3 above did not disclose, and the undersigned has no knowledge of the existence of, any Default or Event of Default as of the date of this Certificate[, except as set forth below:] [Describe here or in a separate attachment any exceptions to this paragraph 4 by listing, in reasonable detail, the nature of the Default or Event of Default and the action that the Credit Parties have taken or propose to take with respect thereto.] 5. Attached to this Certificate as Attachment A is a covenant compliance worksheet reflecting the computation of the financial covenants set forth in Section 8.13 of the Credit Agreement as of the last day of and for the period covered by the financial statements enclosed herewith. [Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the ___ day of _____________, 20__. HAMILTON INSURANCE GROUP, LTD. By: ___________________________________ Name: Title:

ATTACHMENT A COVENANT COMPLIANCE WORKSHEET A. Consolidated Indebtedness to Total Capitalization (Section 8.13(a) of the Credit Agreement) (1) Consolidated Indebtedness as of the date of determination (a) Indebtedness3 of the Borrower and its Subsidiaries as of the date of determination $________ (b) Less: Indebtedness subject to a Permitted Security (to the extent such Indebtedness is also excluded from “Debt” under the corresponding “Debt to Consolidated Total Capitalisation” ratio in the Barclays Agreement (and in the event the Barclays Agreement (or any replacement thereof) is no longer in effect, all such Indebtedness shall be excluded from Consolidated Indebtedness)) $________ (c) Less: Undrawn letters of credit issued (1) under the Credit Agreement to support any Credit Party’s and its Subsidiaries’ insurance obligations, obligations under reinsurance agreements and retrocession agreements and similar risk obligations, (2) under any other letter of credit facility permitted under Section 8.1(c)(i) of the Credit Agreement, and (3) for the purpose of providing Funds at Lloyd’s (to the extent such Indebtedness is also excluded from “Debt” under the corresponding “Debt to Consolidated Total Capitalisation” ratio in the Barclays Agreement (and in the event the Barclays Agreement (or any replacement thereof) is no longer in effect, all such Indebtedness shall be excluded from Consolidated Indebtedness)) (d) Less: Indebtedness of any Excluded Subsidiary (to the extent such Indebtedness is also excluded from “Debt” under the corresponding “Debt to Consolidated Total Capitalisation” ratio in the Barclays Agreement (and in the event the Barclays Agreement (or any replacement thereof) is no longer in effect, all such Indebtedness shall be excluded from Consolidated Indebtedness)) $________ $_________ 3 For the avoidance of doubt, Indebtedness includes any Disqualified Equity Interests as of the date of determination.

(e) Less: Letters of credit outstanding under the Barclays Agreement in relation to which no unreimbursed demand is outstanding (to the extent such letters of credit are also excluded from “Debt” under the corresponding “Debt to Consolidated Total Capitalisation” ratio in the Barclays Agreement) (f) Line 1(a) minus Line 1(b) minus Line 1(c) minus Line 1(d) minus Line 1(e) $_________ $ (2) Total Capitalization as of the date of determination (a) Total shareholders’ equity of the Borrower and its Subsidiaries as of the date of determination $________ (b) Less: Any minority interest in Subsidiaries, including for the avoidance of doubt, the aggregate principal amount of all outstanding preferred Equity Interests (including without limitation trust preferred securities) of the Group $________ (c) Less: Any amount shown in respect of goodwill arising only on consolidation or other intangible assets of the Group (including for this purpose syndicate participations) and interests of non-members of the Group in the Borrower’s Subsidiaries (to the extent included in Line 2(a)) $________ (d) Less: Any Disqualified Equity Interests (e) Plus: Consolidated Indebtedness (from Line 1(f)) $________ (f) Line 2(a) minus Line 2(b) minus Line 2(c) minus Line 2(d) plus Line 2(e) $ (3) Consolidated Indebtedness to Total Capitalization as of the date of determination (divide Line 1(f) by Line 2(f)) : (4) Maximum Consolidated Indebtedness to Total Capitalization as of the date of determination 0.30 : 1.0

B. Minimum Consolidated Tangible Net Worth (Section 8.13(b) of the Credit Agreement) (1) Consolidated Tangible Net Worth as of the date of determination (a) Total shareholders’ equity of the Borrower and its Subsidiaries as of the date of determination $________ (b) Less: Any minority interest in Subsidiaries, including for the avoidance of doubt, the aggregate principal amount of all outstanding preferred Equity Interests (including without limitation trust preferred securities) of the Group $________ (c) Less: Any amount shown in respect of goodwill arising only on consolidation or other intangible assets of the Group (including for this purpose syndicate participations) and interests of non- members of the Group in the Borrower’s Subsidiaries (to the extent included in Line 1(a)) $________ (d) Less: Any Disqualified Equity Interests (e) Line 1(a) minus Line 1(b) minus Line 1(c) minus Line 1(d) $________ $ (2) Minimum Amount (a) (i) Minimum Amount as of the Closing Date $1,446,804,436 (ii) Plus: for each fiscal quarter ending on or after September 30, 2024 for which there is positive Consolidated Net Income during such fiscal quarter, 35% of such positive Consolidated Net Income $___________ (iii) Plus: 35% of net cash proceeds of the aggregate increases in common equity (by virtue of net equity issuance, debt conversion or contribution) by the Group at any time after September 30, 2024, excluding the impact of equity issued to employees or directors of the Group under its long term incentive plan or share purchase programs. $___________

(b) Line (2)(a)(i) plus Line 2(a)(ii) plus Line (2)(a)(iii) $

EXHIBIT G FORM OF ASSIGNMENT AND ASSUMPTION THIS ASSIGNMENT AND ASSUMPTION (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor. 1. Assignor: ______________________________ 2. Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]4] 3. Borrower: Hamilton Insurance Group, Ltd. 4. Account Parties: The Borrower and Hamilton Re, Ltd. 4Select as applicable.

5. Administrative Agent: Wells Fargo Bank, National Association, as the Administrative Agent under the Credit Agreement. 6. Credit Agreement: Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), among each Account Party, certain Lenders from time to time parties thereto (the “Lenders”), and Wells Fargo Bank, National Association, as Administrative Agent, L/C Agent and Fronting Bank. 7. Assigned Interest: Aggregate Amount of Commitment/ Revolving Credit Exposure for all Lenders5 Amount of Commitment/Revol ving Credit Exposure Assigned6 Percentage Assigned of Commitment/ Revolving Credit Exposure7 CUSIP Number8 $ $ % $ $ % $ $ % [8. Trade Date: ______________]9 9. Effective Date: ______________ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] 5 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 6Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 7Set forth, to at least 9 decimals, as a percentage of the Commitment/Revolving Credit Exposure of all Lenders thereunder. 8Insert if applicable. 9To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR: [NAME OF ASSIGNOR] By: _________________________________ Title: _________________________________ ASSIGNEE: [NAME OF ASSIGNEE] By: _________________________________ Title: _________________________________ [Consented to and]10 Accepted: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: _________________________________ Title: _________________________________ [Consented to:]11 HAMILTON INSURANCE GROUP, LTD. By: _________________________________ Title: _________________________________ 10To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 11To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

ANNEX 1 to Assignment and Assumption Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Hamilton Re, Ltd., Hamilton Insurance Group, Ltd., certain Lenders from time to time parties thereto, and Wells Fargo Bank, National Association, as Administrative Agent, L/C Agent and Fronting Bank STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including, without limitation, any such documentation required to be delivered pursuant to Section 4.11(g)), duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.

EXHIBIT H-1 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hamilton Insurance Group, Ltd. (the “Borrower”), Hamilton Re, Ltd. (collectively with the Borrower, the “Credit Parties”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as agent (the “Agent”). Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Commitment in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Credit Party within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Credit Parties as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Agent and the Credit Parties with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Credit Parties and the Agent, and (2) the undersigned shall have at all times furnished the Credit Parties and the Agent, to the extent it is legally able to do so, with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20__

EXHIBIT H-2 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hamilton Insurance Group, Ltd. (the “Borrower”), Hamilton Re, Ltd. (collectively with the Borrower, the “Credit Parties”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as agent (the “Agent”). Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Credit Party within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Credit Parties as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non- U.S. Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20__

EXHIBIT H-3 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hamilton Insurance Group, Ltd. (the “Borrower”), Hamilton Re, Ltd. (collectively with the Borrower, the “Credit Parties”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as agent (the “Agent”). Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members that is claiming the portfolio interest exemption is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members that is claiming the portfolio interest exemption is a ten percent shareholder of any Credit Party within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Credit Parties as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, 20__

EXHIBIT H-4 FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hamilton Insurance Group, Ltd. (the “Borrower”), Hamilton Re, Ltd. (collectively with the Borrower, the “Credit Parties”), the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as agent (the “Agent”). Pursuant to the provisions of Section 4.11 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Commitment in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Commitment, (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members that is claiming the portfolio interest exemption is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members that is claiming the portfolio interest exemption is a ten percent shareholder of any Credit Party within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Credit Parties as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Agent and the Credit Parties with IRS Form W- 8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or (ii) an IRS Form W- 8IMY accompanied by an IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Credit Parties and the Agent, and (2) the undersigned shall have at all times furnished the Credit Parties and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, 20__

EXHIBIT I FORM OF CONFIRMING LENDER AGREEMENT ____________, 20__ [Name of Confirming Lender] [Address] Ladies and Gentlemen: Reference is made to the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented and otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”), among Hamilton Re, Ltd., Hamilton Insurance Group, Ltd. (the “Borrower”), the Lenders party thereto, and Wells Fargo, National Association (“Wells Fargo”), as Administrative Agent for the Lenders, as L/C Agent and as the Fronting Bank. Capitalized terms used but not otherwise defined herein have the same meaning as in the Credit Agreement. The undersigned (the “Non-NAIC Issuing Lender”) is an Issuing Lender under the Credit Agreement in respect of Syndicated Letters of Credit but is not on the date hereof a bank listed on the most current NAIC Qualified Institution List. Accordingly, in order to be an NAIC Qualified Lender for the purposes of the Credit Agreement, the Non-NAIC Issuing Lender hereby requests that you be a Confirming Lender with respect to the Non-NAIC Issuing Lender for the purposes of the Credit Agreement and each Syndicated Letter of Credit that is issued thereunder. By your signature below, you undertake that any draft drawn under and in strict compliance with the terms of any Syndicated Letter of Credit for which the Non-NAIC Issuing Lender has an obligation under the Credit Agreement will be duly honored by you as if, and to the extent, you were originally named on such Syndicated Letter of Credit in place of the Non-NAIC Issuing Lender. Notwithstanding the foregoing, your liability under all Syndicated Letters of Credit at any one time issued under the Credit Agreement shall be limited to an amount equal to the Non-NAIC Issuing Lender’s Ratable Share of the Letter of Credit Commitment under the Credit Agreement in effect on the date hereof (an amount equal to $______), as such amount may be increased after the date hereof with your prior written consent. In addition, you hereby irrevocably appoint and designate the L/C Agent as your attorney-in-fact, acting through any duly authorized officer of Wells Fargo, to execute and deliver, at any time prior to the Commitment Termination Date in effect on the date of this letter agreement, in your name and on your behalf each Syndicated Letter of Credit to be confirmed by you in accordance herewith and with the Credit Agreement. You agree that, promptly upon the request of the L/C Agent, you will furnish to the L/C Agent such powers of attorney or other evidence as any beneficiary of any Syndicated Letter of Credit may reasonably request in order to demonstrate that the L/C Agent has the power to act as attorney-in-fact for you in connection with the execution and delivery of such Syndicated Letter of Credit. In consideration of the foregoing, the Non-NAIC Issuing Lender agrees that if you shall make any L/C Disbursement in respect of any Syndicated Letter of Credit, the Non-NAIC Issuing Lender shall reimburse you by paying to you an amount equal to the amount of the L/C Disbursement made by you, such payment to be made not later than 12:00 P.M., New York City time, on (i) the Business Day that the Non-NAIC Issuing Lender receives notice of such L/C Disbursement, if such notice is received prior to 10:00 A.M., New York City time, or (ii) the Business Day immediately following the day that the Non-NAIC Issuing Lender receives such notice, if such notice is received on a day which is not a Business Day or is not received prior to 10:00 A.M., New York City time, on a Business Day. The Non-NAIC Issuing Lender’s obligations to reimburse you as provided in the foregoing sentence shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this letter agreement under any and all circumstances whatsoever, and irrespective of any event or circumstance of the type described in Section 3.4 of the Credit Agreement (or of any analogous event or circumstance relating to the Non-NAIC Issuing Lender). If any L/C Disbursement is made by you, then, unless the Non-NAIC Issuing Lender shall reimburse the amount of such L/C Disbursement to you in full on the date such L/C Disbursement is made by you, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date of reimbursement, at the rate per annum equal to (i) the Federal Funds Rate to but excluding the date three Business Days after such L/C Disbursement and (ii) from and including the date three Business Days after such L/C Disbursement, 2% plus the Federal Funds Rate. This letter agreement shall be governed by and construed in accordance with the law of the State of New York. [Signatures are on the next page.]

Please indicate your acceptance of the foregoing terms and conditions by signing the three enclosed copies of this letter agreement and returning (a) one such signed copy to the Non-NAIC Issuing Lender at the address indicated above, (b) one such signed copy to the Administrative Agent at Wells Fargo, National Association, 1525 West W.T. Harris Blvd., Mailcode D1109-019, Charlotte, North Carolina 28262, Attention: Syndication Agency Services, Telephone: (704) 590 2706, Facsimile: (704) 590 2790, and (c) one such signed copy to the Borrower. [NAME OF NON-NAIC ISSUING LENDER] By Title: AGREED AS AFORESAID: [NAME OF CONFIRMING LENDER] By Title:

EXHIBIT J FORM OF LENDER JOINDER AGREEMENT THIS LENDER JOINDER AGREEMENT (this “Lender Joinder Agreement”) is made this ____ day of ___________, 20__, by __________________, a _________________ (the “New Lender”). Reference is made to the Sixth Amended and Restated Credit Agreement dated as of June 10, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Hamilton Insurance Group, Ltd., an exempted company organized under the laws of Bermuda (the “Borrower”), Hamilton Re, Ltd., a company organized under the laws of Bermuda (collectively with the Borrower, the “Credit Parties”), the lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, the Fronting Bank and L/C Agent. Capitalized terms used herein without definition shall have the meanings given to such terms in the Credit Agreement. The New Lender hereby agrees as follows: 1. Lender Joinder Agreement. Subject to the terms and conditions hereof and of the Credit Agreement, the New Lender hereby agrees to become a Lender under the Credit Agreement with a Commitment of _______________ Dollars ($__________). After giving effect to this Lender Joinder Agreement and the adjustments required under Section 4.13(e) of the Credit Agreement, the New Lender’s Commitment and the aggregate Letter of Credit Exposure of the New Lender will be as set forth in Item 4 of Annex I attached hereto. The New Lender agrees that all references in the Loan Documents to “Lender” or “Lenders” include the New Lender. 2. New Lender Representations. The New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements of the Credit Parties delivered to the Administrative Agent pursuant to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Lender Joinder Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf under the Loan Documents, and to exercise such powers and to perform such duties, as are specifically delegated to or required of the Administrative Agent by the terms thereof, together with such other powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender, (vi) specifies as its address for payments and notices the office set forth beneath its name on its signature page hereto and (v) represents that it is a NAIC Qualified Lender and is not a Defaulting Lender. 3. Effective Date. Following the execution of this Lender Joinder Agreement by the New Lender, an executed original hereof, together with all attachments hereto, shall be delivered to the Administrative Agent. The effective date of this Lender Joinder Agreement (the “Effective Date”) shall be the date of execution hereof by each Credit Party, the Administrative Agent and the New Lender. As of the Effective Date, the Lender shall be a party to the Credit Agreement and, to the extent provided in this Lender Joinder Agreement, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents. 4. Governing Law. This Lender Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of New York (including Sections 5-1401 and 5- 1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules). 5. Entire Agreement. This Lender Joinder Agreement, together with the Credit Agreement and the other Loan Documents, embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings of the parties, verbal or written, relating to the subject matter hereof. 6. Successors and Assigns. This Lender Joinder Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns. 7. Counterparts. This Lender Joinder Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument. [Signatures appear on following page]

IN WITNESS WHEREOF, the parties have caused this Lender Joinder Agreement to be executed by their duly authorized officers as of the date first above written. [insert name of New Lender] By: ______________________________ Name: _____________________________ Title: ______________________________ Accepted this ___ day of _____________, _____: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent By: ______________________________ Name: _____________________________ Title: ______________________________ Consented and agreed to: HAMILTON INSURANCE GROUP, LTD. By: _________________________________ Name: _________________________________ Title: _________________________________ HAMILTON RE, LTD. By: _________________________________ Name: _________________________________ Title: _________________________________

ANNEX I 1. Credit Parties: Hamilton Insurance Group, Ltd. and Hamilton Re, Ltd. 2. Name and Date of Credit Agreement: Sixth Amended and Restated Letter of Credit Agreement, dated as of June 10, 2025 by and among Hamilton Insurance Group, Ltd., an exempted company organized under the laws of Bermuda (the “Borrower”), Hamilton Re, Ltd., a company organized under the laws of Bermuda (collectively with the Borrower, the “Credit Parties”), the lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, the Fronting Bank and L/C Agent. 3. Date of Lender Joinder Agreement: ___________, _____ 4. Amounts (after giving effect to adjustments pursuant to Section 4.13(e) of the Credit Agreement): Aggregate Amount of Revolving Credit Exposure for all Lenders Amount of Revolving Credit Exposure of New Lender Percentage of Revolving Credit Exposure1 $ $ % 5. Addresses for Payments and Notices: New Lender: For Funding/Notices: __________________________ __________________________ __________________________ __________________________ __________________________ Facsimile: (___) ________ Reference For Payments: __________________________ __________________________ __________________________ __________________________ __________________________ Facsimile: (___) ________ Reference: 6. Effective Date: _______________, ______ (in accordance with Section 3). 1 Set forth, to at least 9 decimals, as a percentage of the Commitment/Revolving Credit Exposure of all Lenders thereunder.

SCHEDULE 1.1 COMMITMENTS AND COMMITMENT PERCENTAGES Commitment Percentage Wells Fargo Bank, National Association $125,000,000 27.777777778% Truist Bank $115,000,000 25.555555556% Commerzbank AG, New York Branch $60,000,000 13.333333333% Citizens Bank, N.A. $50,000,000 11.111111111% HSBC Bank USA, N.A. $50,000,000 11.111111111% Barclays Bank plc1 $50,000,000 11.111111111% Total $450,000,000 100% 1 Barclays Bank Plc has designated Barclays Bank Plc – New York Branch as its Lending Office for the issuance of Letters of Credit.

SCHEDULE 6.2 SUBSIDIARIES AND CAPITALIZATIONS Note – capitalized terms used in this Schedule shall have the same meaning assigned to them in the Agreement, unless otherwise defined in this Schedule. Subsidiary Ownership See attached under Exhibit A to this Schedule 6.2. 10% or greater owners of the Parent As at 29 May 2025, only one shareholder holds 10% or more of the aggregate of the economic Equity Interests of the Parent. Indeed, Magnitude Master Fund CL A ('MMF'), Magnitude Partners Master Fund LP, Magnitude International Ltd. and Magnitude Insurance Master Fund, LLC (together, the "Entities affiliated with Magnitude") hold approximately 14.9% of the total issued shares of Parent, with MMF holding on its own holding approximately 11.1% of the total issued shares of Parent. No single individual ultimately owns more than 10% of the Parent through the Entities affiliates with Magnitude’s interest in the Parent. Pursuant to the Parent's bye-laws, the total voting percentage with respect to matters on which certain Class A Shareholders and Class B Shareholders vote together is cut back to 9.5% for each Shareholder and any percentage in excess of the cutback percentage is reallocated to other Shareholders. Additionally, pursuant to the Parent's bye-laws, the total voting percentage with respect to matters on which certain Class B Shareholders vote as a class is cut back to the product of (a) 9.5% and (b) the quotient reached by dividing (x) the total number of Directors by (y) the number of Class B Directors for each Class B Shareholder and any percentage in excess of the actual cutback percentage is reallocated to other Class B Shareholders Equity Interests Parent is listed on the New York Stock Exchange ("NYSE") under ticker symbol HG. Parent has three classes of authorized common shares: Class A, Class B and Class C. In general, holders of Class A common shares and Class B common shares have one vote for each common share held while the Class C common shares have no voting rights, except as required by law. As a general note, awards in the form of Equity Interests are granted to, or may be purchased by, directors and employees of the Parent and its Subsidiaries in the ordinary course of business to, pursuant to the terms of the Parent’s equity incentive plan and Insider Trading Policy, each of which have been reviewed and approved by the board of directors of the Parent. Long-term incentive compensation also included an employee compensation plan known as the Value Appreciation Pool (“VAP”). Following the listing of the Parent on November 10, 2023 on the NYSE, all employees employed in the month prior to the Initial Public Offering were eligible to receive shares in the Parent via the VAP, subject to applicable vesting terms. The first tranche vested on November 10, 2024 and the second will vest on November 10, 2025, subject to continued employment and in accordance with the terms of the VAP.

Exhibit A Ownership Structure [see overleaf]

Hamilton Structure



Hamilton Insurance Group, Ltd.[1] (Bermuda)
Hamilton UK Holdings II Limited (UK)
Hamilton BDA Services Limited (Bermuda)
Hamilton Re, Ltd. (Bermuda)
Hamilton ILS Holdings Limited (Bermuda)
Hamilton UK Holdings Limited (UK)
Hamilton US Holdings II, Inc. (Delaware)
Hamilton Insurance Services (Bermuda), Ltd. (Bermuda)
Hamilton Re US
Ada Capital Management, Limited (Bermuda)
Hamilton UK Services Limited (UK)
Hamilton Managing General Agency UK Ltd (UK)
Hamilton U.S. Services, LLC (Delaware)
Hamilton Managing General Agency Americas LLC (Delaware)
Hamilton UK Services Dublin Branch
Hamilton Select Holding Inc. (Delaware)
Hamilton Insurance Designated Activity Company (Ireland)
Hamilton Managing Agency Limited (UK)
Hamilton Select Insurance Inc. (Delaware)
Hamilton Insurance DAC London Branch
Hamilton Corporate Member Limited (UK)
Hamilton Corporate Member II Limited (UK)
Hamilton Corporate Member III Limited (UK)
Hamilton Corporate Member IV Limited (UK)
Managing Agency
US Tax Branch
Holding or Service Company
Branch
Insurance Company
Corporate Member
Underwriting Agent

[1]Hamilton Insurance Group, Ltd. ("Parent") is the ultimate owner of all entities within the Hamilton Insurance Group corporate group of entities. All subsidiary entities are owned 100%, directly or indirectly, by Parent, unless indicated otherwise.

SCHEDULE 6.13 MATERIAL ADVERSE CHANGES Note – capitalized terms used in this Schedule shall have the same meaning assigned to them in the Agreement, unless otherwise defined in this Schedule. None.

SCHEDULE 8.1 EXISTING INDEBTEDNESS Note – capitalized terms used in this Schedule shall have the same meaning assigned to them in the Agreement, unless otherwise defined in this Schedule. None.

SCHEDULE 8.2 EXISTING LIENS Note – capitalized terms used in this Schedule shall have the same meaning assigned to them in the Agreement, unless otherwise defined in this Schedule. None.

SCHEDULE 8.3 EXISTING INVESTMENTS Note – capitalized terms used in this Schedule shall have the same meaning assigned to them in the Agreement, unless otherwise defined in this Schedule. [please refer to the organizational structure chart attached, as referenced in Schedule 6.2, the contents of which are deemed incorporated herein] - As part of its investment management relationship with Two Sigma Investments, LLC, the Account Party has a membership interest in Two Sigma Hamilton Fund, LLC (“TSHF”). - Certain portions of the schedules of this agreement have been excluded from this Exhibit 10.1 as they are both not material and competitively harmful if publicly disclosed.

SCHEDULE 8.5 ASSET DISPOSITIONS Note – capitalized terms used in this Schedule shall have the same meaning assigned to them in the Agreement, unless otherwise defined in this Schedule. None.